 As filed with the Securities and Exchange Commission on September __, 1996
                                                   Registration No. 333-7961


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ---------------

                              AMENDMENT NO. 1
                                    TO
                                 FORM S-3
                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933
                               _______________

                    NORWEST AUTO RECEIVABLES CORPORATION
                  as Seller to the Trusts described herein

            (Exact name of Registrant as specified in its charter)

         Delaware                                  Not Available
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)

                              NORWEST CENTER
                            SIXTH AND MARQUETTE
                         MINNEAPOLIS, MINNESOTA 55479
                              (612) 667-1234
        (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             Stanley S. Stroup
                Executive Vice President and General Counsel
                             Norwest Corporation
                               Norwest Center
                             Sixth and Marquette
                       Minneapolis, Minnesota 55479-1026
                               (612) 667-8858
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:

       Mary E. Schaffner, Esq.                   Stuart M. Litwin, Esq.
        Norwest Corporation                       Mayer, Brown & Platt
        Sixth and Marquette                     190 South La Salle Street
   Minneapolis, Minnesota  55479-1026            Chicago, Illinois 60603
          (612) 667-2367                             (312) 782-0600

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.
                                _______________

     If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [x]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       CALCULATION OF REGISTRATION FEE
=============================================================================
                                  Proposed         Proposed
  Title of                        maximum          maximum
each class of                     offering         aggregate
securities to    Amount to be     price per        offering        Amount of
be registered     registered      unit             price         registration
                  (2)             (1)(2)           (1)(2)             fee
- -----------------------------------------------------------------------------
Asset Backed
Notes and
Certificates(2)   $1,000,000      100%           $1,000,000        $344.83(3)
==============================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Also registered hereby are secondary market sales in Asset Backed Notes and Asset Backed Certificates to be effected by Norwest Investment Services, Inc., the volume of which cannot be determined.
(3) Previously paid.

                             _____________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                          INTRODUCTORY STATEMENT

     This Registration Statement contains (i) the form of Prospectus relating to the offering of series of Asset Backed Notes and/or Asset
Backed Certificates by various Norwest Auto Trusts created from time to time by Norwest Auto Receivables Corporation, (ii) two forms of Prospectus Supplement relating to the offering by Norwest Auto Trust 199__-__ of the particular series of Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as the "Grantor Trust Prospectus Supplement") or of Asset Backed Notes and Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as the "Owner Trust Prospectus Supplement" and, together with the form of Grantor Trust Prospectus Supplement, the "Prospectus Supplement Forms") described therein and (iii) the form of Owner Trust Prospectus Supplement relating to the offering by Norwest Auto Trust 1996-A of the particular series of Asset Backed Notes and Asset Backed Certificates described therein (such form of Prospectus Supplement is identifiable by the reference to Norwest Auto Trust 1996-A on the outside front cover page thereof). Each Prospectus Supplement Form relates only to the securities described therein and is a form which may be used by the Seller to offer Asset Backed Notes and/or Asset Backed Certificates under this Registration Statement. Because an affiliate of the Seller intends to make a market in the Securities for which it acts as an underwriter, immediately following the form of the Owner Trust Prospectus Supplement relating to the offering of Securities by Norwest Auto Trust 1996-A there follow (a) alternate pages of the form of Owner Trust Prospectus Supplement relating to the offering of Asset Backed Notes and Asset Backed Certificates by Norwest Auto Trust 1996-A, (b) alternate pages of the Prospectus, (c) alternate pages of the form of Owner Trust Prospectus Supplement and (d) alternate pages of the form of Grantor Trust Prospectus Supplement, which will be used by such affiliate in connection with any offers and sales relating to market-making transactions in the Asset Backed Notes and/or Asset Backed Certificates. All other pages of the form of Grantor Trust Prospectus Supplement, the form of Owner Trust Prospectus Supplement and the Prospectus are also to be used for the market-making Prospectus Supplement and Prospectus.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS
               SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1996

                             NORWEST AUTO TRUSTS
                             Asset Backed Notes
                          Asset Backed Certificates

                               [NORWEST LOGO]

                    NORWEST AUTO RECEIVABLES CORPORATION
                                   Seller

                        NORWEST BANK MINNESOTA, N.A.
                                  Servicer


    The Asset Backed Notes (the "Notes") and the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities, which may include one or more classes of Notes or one or more classes of Certificates (or both), will be issued by a trust to be formed on or before the issuance date for that series (each, a "Trust"). Each Trust will be formed pursuant to either a Trust Agreement to be entered into among Norwest Auto Receivables Corporation, a Delaware corporation, as seller (the "Seller"), Norwest Bank Minnesota, N.A., in its capacity as servicer (in such capacity, the "Servicer"), and the trustee specified in the related Prospectus Supplement (the "Trustee") or a Pooling and Servicing Agreement to be entered into among the Trustee, the Seller and the Servicer. If a series of Securities includes Notes, such Notes of a series will be issued and secured pursuant to an Indenture between the Trust and the indenture trustee specified in the related Prospectus Supplement (the "Indenture Trustee") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust.
Certain capitalized terms used in this Prospectus are defined in this Prospectus on the pages indicated in the "Index of Terms" on page [___] of this Prospectus.

    The related Prospectus Supplement will specify which class or classes of Notes, if any, and which class or classes of Certificates, if any, of the related series are being offered thereby. The property of each Trust will include a pool of promissory notes and security agreements and/or retail installment sales contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), payments received thereunder on and after the applicable Cutoff Date set forth in the related Prospectus Supplement, security interests in the vehicles financed thereby, rights under dealer agreements, rights with respect to deposit accounts in which collections are held or that serve as credit enhancement, any other credit enhancements, the proceeds of the foregoing and any proceeds from claims on insurance policies with respect to the Financed Vehicles, all as described herein and in the related Prospectus Supplement. See "The Trusts." Each class of Securities of any series other than any Strip Notes and Strip Certificates will represent the right to receive a specified amount of payments of principal and interest on the related Receivables, at the rates, on the dates and in the manner described herein and in the related Prospectus Supplement. See "Description of the Notes," "Description of the Certificates" and "Description of the Securities" herein and in the related Prospectus Supplement.

Prospective investors should consider the "Risk Factors" set forth at page [16] herein.
                         ____________________

ANY NOTES OF A SERIES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF A
 SERIES REPRESENT BENEFICIAL INTERESTS IN, THE RELATED TRUST ONLY AND DO
  NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN NORWEST AUTO RECEIVABLES
    CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER NORWEST BANK,
      NORWEST CORPORATION OR ANY OF THEIR AFFILIATES.  NONE OF THE
       NOTES, THE CERTIFICATES OR THE RECEIVABLES ARE GUARANTEED
        OR INSURED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
         ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY, NORWEST
          AUTO RECEIVABLES CORPORATION, NORWEST BANK MINNESOTA,
           N.A., ANY OTHER NORWEST BANK, NORWEST INVESTMENT
             SERVICES, INC., NORWEST CORPORATION OR ANY OF
                          THEIR AFFILIATES.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
                  REPRESENTATION TO THE CONTRARY IS A
                            CRIMINAL OFFENSE.

This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.
The date of this Prospectus is _______ __, 1996.

     If a series includes multiple classes of Securities, the rights of one or more classes of Securities to receive payments may be senior or subordinate to the rights of one or more of the other classes of such series. Distributions on Certificates of a series may be subordinated in priority to payments due on any related Notes or any other Certificates to the extent described herein and in the related Prospectus Supplement. See "Risk Factors-Subordination" herein and in the related Prospectus Supplement. A series may include one or more classes of Notes and/or Certificates which differ as to the timing and priority of payment, interest rate or amount of distributions in respect of principal or interest or both. A series may include one or more classes of Notes or Certificates entitled to distributions in respect of principal with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no distributions in respect of principal. The rate of payment in respect of the principal of any class of Notes and distributions in respect of the Certificate Balance of any class of the Certificates will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations and repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Securities in the manner described herein and in the related Prospectus Supplement. See "Weighted Average Life of the Securities."

      If the Securities are Strip Notes or Strip Certificates, they will be extremely sensitive to the rate and timing of principal payments, including prepayments, on the Receivables. Prospective investors should fully consider the associated risk, including the risk that an extremely rapid rate of principal prepayments could result in the failure of investors in the Strip Notes or the Strip Certificates to recoup their initial investment.


                          AVAILABLE INFORMATION

     The Seller, as originator of each Trust, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Notes and the Certificates offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement, which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.


             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      All documents filed by the Seller, as originator of any Trust, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. See "Certain Information Regarding the Securities-Reports to Securityholders."

      The Seller will provide without charge to each person, including any beneficial owner of Securities, to whom a copy of this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents incorporated herein or in any related Prospectus Supplement by reference, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to the Seller, in care of _____________________, Norwest Corporation, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota, 55479-____ (Telephone: (612) 667-____). The Servicer intends to continue to file with respect to each Trust periodic reports pursuant to the requirements of the Securities Exchange Act of 1934, as amended, for the period after such filings could be discontinued in reliance on Section 15(d) thereof until the Securities issued by such Trust are no longer outstanding.

                          SUMMARY OF TERMS

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Securities of any series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Securities. Certain capitalized terms used in this summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Terms" beginning on page [73].

Issuer...................     The issuer (the "Issuer") with respect to
                               each series of Securities shall be the Trust to be formed pursuant to either a Trust Agreement (as amended and supplemented from time to time, a "Trust Agreement") among the Trustee for such Trust (the "Trustee"), the Seller and the Servicer, or a Pooling and Servicing Agreement (as amended and supplemented from time to time, the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Servicer.

Seller...................     Norwest Auto Receivables Corporation, a
                               Delaware corporation (the "Seller").  See
                               "The Seller."

Servicer.................     Norwest Bank Minnesota, N.A., a national
                               banking association (the "Bank" or, in its capacity as servicer, the "Servicer").

Trustee..................     With respect to each series of Securities,
                               the Trustee specified in the related
                               Prospectus Supplement.

Indenture Trustee .......     With respect to each series of Securities
                               that includes any Notes, the Indenture
                               Trustee specified in the related Prospectus
                               Supplement.

The Notes................     The terms of the Notes generally are
                               described below.

A.  General..............     A series of Securities may include one or
                               more classes of Notes, which will be issued pursuant to an Indenture between the Trust and the Indenture Trustee (as amended and supplemented from time to time, an "Indenture"). The related Prospectus Supplement will specify which class or classes, if any, of Notes of the related series are being offered thereby.

B.  Denomination; Book-Entry  Notes will be available for purchase in denominations specified in the related
                               Prospectus Supplement or, if not so
                               specified, in original denominations of
                               $1,000 and integral multiples thereof.
                               Notes may be issued in book-entry form or as Definitive Notes as specified in the related Prospectus Supplement. If Notes are issued in book-entry form, beneficial owners of Notes ("Note Owners") will be able to receive Definitive Notes only in the limited circumstances described herein or in the related Prospectus Supplement. See "Certain Information Regarding the
                               Securities-Definitive Securities."

C.  Note Interest Rates..     Each class of Notes other than Strip Notes
                               will have a stated principal amount and will bear interest at a specified rate or rates (with respect to each class of Notes, the "Interest Rate"). Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes, or the method for determining the Interest Rate. See "Description of the Notes" herein and in the related Prospectus Supplement for any Trust that issues Notes.

D.  Characteristics......     With respect to a series that includes two or
                               more classes of Notes, each class may differ as to the timing and priority of payments, seniority, Interest Rate or amount of payments of principal or interest, or payments of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the Receivables Pool. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Notes designated as fixed payment notes, short term asset backed notes, targeted amortization classes, planned amortization classes or companion classes. See "Description of the Notes-- Principal and Interest on the Notes."

E.  Strip Notes..........     In addition, a series may include one or more
                               classes of Notes ("Strip Notes") entitled to
                               (i) principal payments with
                               disproportionate, nominal or no interest payments or (ii) interest payments with disproportionate, nominal or no principal payments.

F.  Clean-Up Call; Redemption If the Seller or Servicer exercises its option to purchase the Receivables of a
                               Trust in the event the outstanding Pool
                               Balance is 5% or less of the Initial Pool
                               Balance, in the manner and on the respective terms and conditions described under "Description of the Transfer and Servicing Agreements--Termination," the outstanding
                               Notes of such series will be redeemed as set forth in the related Prospectus Supplement.

G.  Pre-Funding Account;
      Redemption.........     If the related Prospectus Supplement provides
                               that the property of a Trust will include a Pre-Funding Account (as such term is defined in the related Prospectus Supplement, the "Pre-Funding Account"), one or more classes of the outstanding Notes of such series will be subject to partial redemption on or immediately following the end of the applicable Funding Period (as such term is defined in the related Prospectus Supplement, the "Funding Period") in an amount and manner specified in the related Prospectus Supplement.

Thee Certificates.........     The terms of the Certificates generally are
                               described below.

A.  General..............     A series may include one or more classes of
                               Certificates and may or may not include any Notes. The related Prospectus Supplement will specify which class or classes, if any, of the Certificates are being offered thereby.

B.  Denominations; Book-Entry Certificates will be available for purchase in denominations specified in the related
                               Prospectus Supplement or, if not so
                               specified, minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Certificates may be issued in book-entry form or as Definitive Certificates, as specified in the related Prospectus Supplement. If the Certificates are issued in book-entry form, the beneficial owners of Certificates ("Certificate Owners") will be able to receive Definitive Certificates only in the limited circumstances described herein or in the related Prospectus Supplement. See "Certain Information Regarding the Securities-Definitive Securities".

C.  Certificate Rate.....     Each class of Certificates other than any
                               Strip Certificates will have a stated
                               Certificate Balance specified in the related
                               Prospectus Supplement (the "Certificate
                               Balance") and will accrue interest on such Certificate Balance at a specified rate (with respect to each class of Certificates, the "Certificate Rate"). Each such class of Certificates may have a different Certificate Rate, which may be a fixed, variable or adjustable Certificate Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Certificate Rate for each class of Certificates or the method for determining the Certificate Rate. See "Description of the Certificates" herein and in the related Prospectus Supplement.

D.  Characteristics......     With respect to a series that includes two or
                               more classes of Certificates, each class may differ as to timing and priority of distributions, seniority, allocations of losses, Certificate Rate or amount of distributions in respect of principal or interest, or distributions in respect of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the Receivables Pool. In addition, a series may include one or more classes of Certificates ("Strip Certificates") entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no distributions in respect of principal.

E.  Subordination to Securities
      of the Same Trust..     If the series of Securities issued by a Trust
                               includes classes of Notes or more than one class of Certificates, all of the Notes and Certificates will be entitled to receive payments and distributions from the same Trust property, and distributions in respect of the Certificates may be subordinated in priority of payment to payments on the Notes or to other classes of Certificates to the extent specified in the related Prospectus Supplement.

F.  Clean-Up Call; Prepayment If the Seller or Servicer exercises its option to purchase the Receivables of a
                               Trust in the event the outstanding Pool
                               Balance is 5% or less of the Initial Pool
                               Balance, in the manner and on the respective terms and conditions described under "Description of the Transfer and Servicing Agreements--Termination," Certificateholders will receive as a prepayment an amount in respect of the Certificates of such series as specified in the related Prospectus Supplement.

G.  Pre-Funding Account; Partial
      Prepayment.........     If the related Prospectus Supplement provides
                               that the property of a Trust will include a Pre-Funding Account, Certificateholders may receive a partial prepayment of principal on or immediately following the end of the applicable Funding Period in an amount and manner specified in the related Prospectus Supplement.

The Trust Property.......     The property of each Trust will include a
                               pool of motor vehicle promissory notes and security agreements and/or retail installment sales contracts secured by new or used automobiles or light duty trucks (collectively, the "Receivables"), including rights to receive payments received under such Receivables after the applicable Cutoff Date, security interests in the vehicles financed thereby (the "Financed Vehicles"), rights under agreements with automobile or light duty truck dealers ("Dealer Agreements"), rights with respect to
                               Eligible Deposit Accounts, which will include the Collection Account and may include a Reserve Account and/or a Yield Supplement Account, rights under the related Purchase Agreements and any other credit enhancement and the proceeds thereof and any proceeds from claims on or rebates of premiums and other amounts relating to insurance policies with respect to the Financed Vehicles. On or before the Closing Date specified in the related Prospectus Supplement with respect to a Trust, the Seller will sell or transfer Receivables (the "Initial Receivables") having an aggregate principal balance specified in the related Prospectus
                               Supplement as of the dates specified therein to such Trust pursuant to either a Sale and Servicing Agreement among the Seller, the Servicer and the Trust (as amended and supplemented from time to time, the "Sale and Servicing Agreement") or, if the Trust is to be treated as a grantor trust for federal income tax purposes, the related Pooling and Servicing Agreement among the Seller, the Servicer and the Trustee. The property of each Trust will also include amounts on deposit in certain trust accounts, including the related Collection Account, any Pre-Funding Account, any Revolving Account, any Reserve Account and any other account identified in the related Prospectus Supplement. See "The Trusts" herein and "The Trust" in the related Prospectus Supplement.

                              In addition, to the extent provided in the
                               related Prospectus Supplement, from time to time during the related Revolving Period and/or Pre-Funding Period, as the case may be, the Seller will purchase from Affiliates additional Receivables ("Subsequent
                               Receivables") having an aggregate principal balance approximately equal to the amount of principal collections on the related Receivables deposited in the Revolving Account from time to time during the Revolving Period and/or the amount deposited in the Pre-Funding Account on the related Closing Date (the "Pre-Funded Amount"), and will transfer and assign such Subsequent Receivables to the related Trust in exchange for the payment to the Seller of funds on deposit in such Revolving Account or Pre-Funding Account equal to the aggregate outstanding principal balance of the Subsequent Receivables so transferred as of the applicable subsequent cut-off date. See "Pre-Funding Account" and "Revolving Account" below in this summary and "Certain Information Regarding the Securities-Funding Period and Revolving Period."

The Receivables .........     The Receivables will generally consist of (i)
                               motor vehicle promissory notes and security agreements executed by an Obligor in favor of an Originator ("Direct Loans") and/or
                               (ii) motor vehicle retail installment sales contracts between an Obligor and a dealer that has signed a Dealer Agreement with an Originator (a "Dealer"). "Originator" means, with respect to any Direct Loan or retail installment sales contract, the Affiliate that was the lender with respect to such Direct Loan or that acquired such retail installment sales contract from a Dealer. "Affiliate" means a bank or other nonbank entity owned or acquired by Norwest Corporation or by its subsidiaries. Receivables that are to be included in any Receivables Pool will be transferred by an Affiliate to the Seller for purposes of sale to the applicable Trust. In addition, the related Receivables Pool may include Receivables acquired by an Affiliate through acquisitions. The Receivables for any given Receivables Pool will be selected from the contracts owned or to be owned by the Seller based on the criteria specified in the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, and described herein and in the related Prospectus Supplement. See "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement.

Credit and Cash
Flow Enhancement.........     The form and amount of any credit enhancement
                               will be specified in the related Prospectus
                               Supplement. Credit enhancement with respect to a Trust or any class or classes of Securities may include any one or more of the following: subordination of one or more other classes of Securities, a reserve account, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or other arrangements. Certain forms of credit enhancement may contain limitations on, and exclusions from, coverage thereunder, which will be described in the related Prospectus Supplement. See "Description of the Transfer and Servicing Agreements-Credit and Cash Flow Enhancement" herein and in the related Prospectus Supplement.

Pre-Funding Account......     If specified in the related Prospectus
                               Supplement, during a Funding Period until the earliest of (a) the Determination Date on which the amount on deposit in the Pre-Funding Account is less than the minimum amount specified in the related Prospectus Supplement, (b) the occurrence of an Event of Default under the Indenture or a Servicer Termination Event under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, (c) the occurrence of certain events of insolvency with respect to the Seller or the Servicer or (d) the close of business on a business day not later than one year after the applicable Closing Date, in the case of a Trust that issues Notes, and 90 days after the applicable Closing Date for any other Trust, the Pre-Funding Account will be maintained as a trust account in the name of the Applicable Trustee. The Pre-Funded Amount will initially equal the amount specified in the related Prospectus Supplement, which may be up to 100% of the aggregate principal amount of the series of Securities offered thereunder. During the Funding Period, the Pre-Funded Amount will be reduced by the amount thereof used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, and the amounts thereof deposited in the Reserve Account in connection with the purchase of such Subsequent Receivables. Prior to being used to purchase Subsequent Receivables or paid to the Noteholders and Certificateholders, the Pre-Funded Amount will be invested from time to time in Eligible Investments other than money market funds. See "Description of the Transfer and Servicing
                               Agreements-Accounts" herein and in the
                               related Prospectus Supplement.

Revolving Account........     If specified in the related Prospectus
                               Supplement for anyTrust that issues Notes, all principal collections received on the related Receivables during the Revolving Period (as such term is defined in the related Prospectus Supplement, the "Revolving Period") for such Trust and, on each Distribution Date during such Revolving Period, such other amounts described in the related Prospectus Supplement, will be deposited in the Revolving Account (as such term is defined in such Prospectus Supplement, the "Revolving Account") for such Trust and, except as provided below, no principal collections under the Receivables will be distributed to the holders of a series of Securities issued by such Trust on any Distribution Date occurring during such Revolving Period. If the amount on deposit in a Revolving Account at the close of business on the last day of a calendar month during the Revolving Period exceeds the maximum permitted Revolving Account balance specified in the related Prospectus Supplement, the holders of such series of Securities will receive a distribution of principal on their Securities on the next Distribution Date in an amount equal to the amount of such excess.

                              In addition, if the related Trust includes a
                               Revolving Account, a principal payment equal to the sum of (a) the amount, if any, on deposit in such Revolving Account as of the close of business on the first business day following the applicable Revolving Period and (b) such other amounts described in the related Prospectus Supplement for the next Distribution Date thereafter will be distributed to the holders of the related series of Securities on such next Distribution Date and thereafter principal distributions will be made to the holders of the related series of Securities in the manner otherwise specified herein and in the related Prospectus Supplement.

Reserve Account..........     If specified in the related Prospectus
                               Supplement, a Reserve Account will be
                               created for each Trust with an initial
                               deposit of cash or certain investments
                               having a value equal to the amount specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, funds in the Reserve Account will thereafter be supplemented by the deposit of amounts remaining on any Distribution Date after making all other distributions required on such date and any amounts deposited from time to time from the Pre-Funding Account and/or Revolving Account in connection with a purchase of Subsequent Receivables. Amounts in the Reserve Account will be available to cover shortfalls in amounts due to the holders of those classes of Securities specified in the related Prospectus Supplement in the manner and under the circumstances specified therein. The related Prospectus Supplement will also specify to whom and the manner and circumstances under which amounts on deposit in the Reserve Account (after giving effect to all other required distributions to be made by the applicable Trust) in excess of the Specified Reserve Account Balance (as defined in the related Prospectus Supplement, the "Specified Reserve Account Balance") will be distributed. See "Description of the Transfer and Servicing Agreements-Accounts" herein and in the related Prospectus Supplement.

Transfer and
Servicing Agreements.....     With respect to each Trust, the Seller will
                               sell the related Receivables to such Trust pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement. The rights and benefits of any Trust under a Sale and Servicing Agreement will be assigned to the Indenture Trustee as collateral for the Notes of the related series. The Servicer will agree with each Trust to be responsible for servicing, managing, maintaining custody of and making collections on the related Receivables. The Bank intends to delegate to certain Affiliates responsibilities and obligations as Servicer with respect to Receivables acquired by the Seller from such Affiliates. Notwithstanding any such delegation, the Servicer will continue to be liable for all its servicing obligations as if the Servicer alone were servicing the Receivables. The Bank will undertake certain administrative duties under an Administration Agreement with respect to any Trust that has issued Notes.

                              The Seller will be obligated to repurchase
                               any Receivable if the interest of the
                               applicable Trust in such Receivable is
                               materially and adversely affected by a
                               breach of any representation or warranty made by the Seller with respect to the Receivable, if such breach has not been cured following the discovery by or notice to the Seller of the breach.

                              The Servicer will be obligated to purchase
                               any Receivable if, among other things, it extends the date for final payment by the Obligor of such Receivable beyond the applicable Final Scheduled Maturity Date (as defined in the related Prospectus Supplement, the "Final Scheduled Maturity Date"), changes the annual percentage rate ("APR") or principal balance of such Receivable (except for Add-On Balances on Receivables owned by a Trust that issues Notes) or fails to maintain a perfected security interest in the related Financed Vehicle. See "The Receivables Pool-Insurance."

                              The Servicer will be entitled to receive a
                               fee for servicing the Receivables of each Trust equal to a specified percentage of the aggregate principal balance of the related Receivables Pool, as set forth in the related Prospectus Supplement, and, in addition to such fee, is entitled to receive certain late fees, extension fees, prepayment charges, non-sufficient funds charges and other administrative fees or similar charges. See "Description of the Transfer and Servicing Agreements-Servicing Compensation and Payment of Expenses."

Advances.................     To the extent provided in the related
                               Prospectus Supplement, on or before the
                               business day prior to each applicable
                               Distribution Date or Payment Date, the
                               Servicer will advance (an "Advance") an
                               amount generally equal to the lesser of (a) the excess, if any, of (i) the amount of interest that would be expected to be received on the Receivables (other than Non-Advance Receivables) over (ii) (A) the actual interest collected by the Servicer during such Collection Period minus (B) unreimbursed prior Advances and (b) the amount (if any) by which (i) the sum of any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and the amount of interest distributable to Securityholders on the following Distribution Date exceeds (ii) (A) an amount equal to the actual interest collected by the Servicer during such Collection Period minus (B) unreimbursed prior Advances. Advances will be made by the Servicer only to the extent that the Servicer, in its sole discretion, expects to recoup the Advance from the following month's collections of interest and the funds in the Reserve Account, if any, or other credit enhancement. The Servicer will be entitled to be reimbursed for outstanding Advances from subsequent payments on or with respect to the Receivables to the extent described herein and in the related Prospectus Supplement. See "Description of the Transfer and Servicing
                               Agreements-Advances" herein and in the
                               related Prospectus Supplement.  As used
                               herein, "Non-Advance Receivables" means, with respect to any Distribution Date, any Receivables which became Defaulted Receivables during the related Collection Period or which the Servicer, in its sole discretion, believes are likely to become Defaulted Receivables. See "Description of the Transfer and Servicing
                               Agreements-Advances" herein and in the
                               related Prospectus Supplement.

Material Legal Risks
of the Receivables;
Repurchase Obligations...     Risk of Unenforceable Security Interest.  In
                               connection with the sale of Receivables to a Trust, security interests in the Financed Vehicles securing such Receivables will be assigned by the Seller to such Trust. Due to administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect the assignment to such Trust. In the absence of such an amendment, such Trust may not have a perfected security interest in the Financed Vehicles securing the Receivables in some states. The Seller will be obligated to repurchase any Receivable sold to a Trust as to which the Seller has represented that it has a first perfected security interest in the name of the Seller in the Financed Vehicle securing such Receivable, if a breach of such representation materially and adversely affects the interest of such Trust in such Receivable and if a breach of such representation has not been cured by the last day of the month that includes the sixtieth day (or, if the Seller elects, the thirtieth day) following the discovery by or notice to the Seller of such breach. If such Trust does not have a perfected security interest in a Financed Vehicle, its ability to realize on such Financed Vehicle in the event of a default may be adversely affected.

                              Risk of Non-Priority.  To the extent the
                               security interest is perfected, such Trust will have a prior claim over subsequent purchasers of such Financed Vehicles and holders of subsequently perfected security interests. However, as against liens for repairs of Financed Vehicles or for taxes unpaid by an Obligor under a Receivable, or because of fraud or negligence (for example, if an Originator or the Seller were to sell or grant a security interest in Receivables in violation of the applicable Transfer and Servicing Agreements), such Trust could lose the priority of its security interest or its security interest in Financed Vehicles. Neither the Seller nor the Servicer will have any obligation to repurchase a Receivable as to which any of the aforementioned occurrences result in a Trust's losing the priority of its security interest or its security interest in such Financed Vehicle after the Closing Date.
                               See "Certain Legal Aspects of the
                               Receivables."

                              Consumer Protection Laws.  Federal and state
                               consumer protection laws impose requirements upon creditors in connection with extensions of credit and collections of retail installment loans, and certain of these laws make an assignee of such a loan liable to the obligor thereon for any violation by the lender. The Seller will be obligated to repurchase any Receivable which fails to comply with such requirements. Such repurchase obligation would not protect the Trust from expenses associated with a legal action alleging a violation of such laws in which the Trust is the prevailing party.
                               See "Certain Legal Aspects of the
                               Receivables-Consumer Protection Laws."

Material Risks...........     There are material risks associated with an
                               investment in the Securities. Prospective investors should consider the factors set forth under "Risk Factors" on pages 16 to 24, and as are provided in the related Prospectus Supplement.

No Recourse to Originators or
  Servicer...............     The Receivables sold and assigned to the
                               applicable Trust will be sold and assigned by the Seller to such Trust without recourse to the Seller, the Servicer or any of their respective affiliates for credit losses on such Receivables. The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and, except as may be set forth in an applicable Prospectus Supplement in connection with any credit enhancement, neither the Notes nor the Certificates of any series will be insured or guaranteed by the Seller, the Servicer, the applicable Trustee, any Indenture Trustee or any other person or entity.

Tax Status...............     Unless the Prospectus Supplement specifies
                               that the related Trust will be treated as a grantor trust, upon the issuance of the related series of Securities, Federal Tax Counsel to such Trust will deliver an opinion to the effect that, for federal income tax purposes: (i) any Notes of such series will be characterized as debt and
                               (ii) such Trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation. In respect of any such series, each Note Owner, by the acceptance of a beneficial interest in a Note of such series, will agree to treat such Note as indebtedness, and each Certificate Owner, by the acceptance of a beneficial interest in a Certificate of such series, will agree to treat such Trust as a partnership in which such Certificate Owner is a partner for federal, state and local tax purposes.

                              If the Prospectus Supplement specifies that
                               the related Trust will be treated as a
                               grantor trust, upon the issuance of the
                               related series of Certificates, Federal Tax
                               Counsel to such Trust will deliver an
                               opinion to the effect that such Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. Accordingly, the Certificate Owners would be treated as owners of the Receivables for federal income tax purposes.

                              See "Federal Income Tax Consequences" and
                               "State Tax Consequences" herein and
                               in the related Prospectus Supplement for additional information concerning the application of federal and state tax laws.

ERISA Considerations.....     The related Prospectus Supplement will set
                               forth certain information as to whether each class of Securities issued by the related Trust will be eligible for purchase by employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or by any individual retirement account. See "ERISA Considerations" herein and in the related Prospectus Supplement.

Rating of Securities.....     It is a condition to the issuance of each
                               class of Securities offered hereby that they are rated by at least one nationally recognized statistical rating agency in one of its generic rating categories which signifies investment grade. The ratings of the Securities address the likelihood of the timely payment of interest on and the ultimate payment of principal of the Securities pursuant to their terms. There can be no assurance that such ratings will not be lowered or withdrawn by a Rating Agency if circumstances so warrant. See "Risk Factors-Ratings of the Securities."

                              RISK FACTORS

Limited Liquidity

      There is currently no secondary market for the Securities. Each Underwriter (as defined in the related Prospectus Supplement, an "Underwriter") currently intends to make a market in the Securities for which it is an Underwriter, but it is under no obligation to do so. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Securityholders with liquidity of investment or that it will continue for the life of the Securities.

Risk of Prepayment and Possible Adverse Effect on Yield

      All the Receivables are prepayable at any time without penalty to the Obligor. (For this purpose the term "prepayments" includes prepayments in full, partial prepayments and liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased for administrative reasons). The weighted average life (i.e., the average time in which each dollar of principal is paid on the Securities) of the Securities may be reduced by full or partial prepayments on the Receivables. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the payment in full of such Receivable. In addition, under certain circumstances, the Seller will be obligated to repurchase Receivables pursuant to a Sale and Servicing
Agreement or Pooling and Servicing Agreement as a result of uncured breaches of representations and warranties and, under certain circumstances, the Servicer will be obligated to purchase Receivables pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of uncured breaches of certain covenants. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures". Holders of Securities should also consider, in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield (i.e., the effective interest rate) that is less than the anticipated yield and, in the case of Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield.
Any reinvestment risks (i.e., risks that amounts received will not be able to be invested at interest rates that are greater than or equal to the applicable Note Interest Rate or Certificate Rate) resulting from a faster or slower incidence of prepayment of Receivables held by a given Trust will be borne entirely by the Securityholders of the related series of Securities. See also "Description of the Transfer and Servicing Agreements-Termination" regarding the option of the Servicer and Seller to purchase the remaining Receivables of a given Receivables Pool, "-Insolvency Event" regarding the sale of the Receivables owned by a Trust that is not a grantor trust if an Insolvency Event with respect to the Seller occurs and "Risk Factors-Financial Institution Insolvency Risks" regarding the right of the FDIC to prepay Securities in certain circumstances.

Risk of Non-Priority of Trust's Interest in Receivables

      The Seller will cause financing statements to be filed with the appropriate governmental authorities to perfect the interest of the related Trust in its purchase of Receivables from the Seller and in the appropriate jurisdictions in which the Affiliates are located to perfect the interest of the Seller in its purchase of Receivables from the Affiliates in accordance with the UCC in effect in the relevant jurisdiction. The Servicer will hold the Receivables, either directly or through subservicers, as custodian for the Applicable Trustee following the sale and assignment of the Receivables to the related Trust. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. If through inadvertence or otherwise (for example, if an Affiliate or the Seller were to sell or grant a security interest in Receivables in violation of the applicable Transfer and Servicing Agreements), another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust. The Seller believes that it is customary for Receivables to not be segregated or stamped or otherwise marked in connection with asset securitizations of the type contemplated hereby.

Risk of Unenforceable Security Interest in Financed Vehicles

      In connection with the sale of Receivables by each Affiliate to the Seller and by the Seller to a Trust, security interests in the Financed Vehicles securing such Receivables will be assigned by such Affiliate to the Seller and by the Seller to such Trust simultaneously with the sale of such Receivables by such Affiliate to the Seller and by the Seller to such Trust. Due to administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect either the assignments to the Seller or to the Trust. In the absence of such amendments, the Seller and such Trust may not have a perfected security interest in the Financed Vehicles securing the Receivables in some states. The Seller will be obligated to repurchase any Receivable sold to such Trust as to which the Seller has breached its representation that it has a perfected security interest in the Financed Vehicle securing such Receivable as of the date such Receivable is transferred to such Trust, if such breach shall materially and adversely affect the interest of such Trust in such Receivable and if a breach of such representation shall not have been cured by the last day of the month that includes the sixtieth day (or, if the Seller elects, the thirtieth day) following the discovery by or notice to the Seller of such breach. If such Trust does not have a perfected security interest in a Financed Vehicle, its ability to realize on such Financed Vehicle in the event of a default may be adversely affected, which could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. The applicable Affiliate will be obligated, pursuant to the Purchase Agreement to which it is a party, to repurchase from the Seller any Receivable sold by it thereunder that the Seller has repurchased as a result of such a breach. The Seller will assign its rights under each Purchase Agreement to the related Trust. The Seller believes that it is customary for certificates of title or ownership to not be endorsed or amended in connection with asset securitizations of the type contemplated hereby.

Risk of Non-Priority of Trust's Security Interest in Financed Vehicles

      To the extent the security interest in the Financed Vehicles is perfected, such Trust will have a prior claim over subsequent purchasers of such Financed Vehicles and holders of subsequently perfected security interests. However, as against liens for repairs of Financed Vehicles or for taxes unpaid by an Obligor under a Receivable, or through fraud or negligence, such Trust could lose the priority of its security interest or its security interest in a Financed Vehicle, which could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. Neither the Seller nor the Servicer will have an obligation to repurchase a Receivable as to which any of the aforementioned occurrences result in such Trust's losing the priority of its security interest or its security interest in such Financed Vehicle after the date such security interest was conveyed to such Trust. See "Certain Legal
Aspects of the Receivables-Security Interest in Vehicles".

Risk of Substantive Consolidation

      Seller has taken steps in structuring the transactions described herein and in the related Prospectus Supplement that are intended to ensure that the voluntary or involuntary application for relief by Norwest Corporation or any Affiliate subject to the United States Bankruptcy Code (the "Bankruptcy Code") under the Bankruptcy Code or similar applicable state laws ("Insolvency Laws") will not result in consolidation of the assets and liabilities of the Seller with those of Norwest Corporation or such Affiliate. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to a certificate of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its independent directors). However, there can be no assurance that the activities of the Seller would not result in a court's concluding that the assets and liabilities of the Seller should be consolidated with those of Norwest Corporation or any Affiliate in a proceeding under any Insolvency Law. See "The Seller."

Risk of No "True Sale"

      The Seller and each Affiliate subject to the Bankruptcy Code each intend that the transfer of Receivables by it to the Trust, in the case of the Seller, and to the Seller, in the case of such Affiliates, will constitute a "true sale" of such Receivables. Notwithstanding the foregoing, if the Seller or such an Affiliate were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Seller or such Affiliate or the Seller or such Affiliate itself were to take the position that the transfer of Receivables by the Seller to the Trust, or by such Affiliate to the Seller, as the case may be, should instead be treated as a pledge of the Receivables to secure a borrowing of the Seller or such Affiliate, as the case may be, then delays in payments of collections of the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amount of such payments could result. If the transfer of the Receivables by the Seller to the Trust or by an Affiliate subject to the Bankruptcy Code to the Seller is treated as a pledge instead of a sale, a tax or government lien on the property of the Seller or such Affiliate, as the case may be, arising before the transfer of the Receivables to the Trust may have priority over the Trust's or the Seller's interest in the Receivables. If the conveyance by the Seller or such an Affiliate of the Receivables is treated as a sale, the Receivables would not be part of the bankruptcy estate of the Seller or such Affiliate and would not be available to the creditors of the Seller or such Affiliate, as the case may be.

      In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir.
1993), cert. denied 114 S.Ct 554 (1993), the United States Court of Appeals for the 10th Circuit suggested that even where a transfer of accounts from a seller to a buyer constitutes a "true sale," the accounts would nevertheless constitute property of the seller's bankruptcy estate in a bankruptcy of the seller. If the Seller were to become subject to a bankruptcy proceeding and a court were to follow the Octagon court's reasoning, Securityholders might experience delays in payment or possibly losses on their investment in the Securities. The Permanent Editorial Board of the UCC has issued an official commentary (PEB Commentary No. 14) which characterizes the Octagon court's interpretation of Article 9 of the UCC as erroneous. Such commentary states that nothing in Article 9 is intended to prevent the transfer of ownership of accounts or chattel paper. However, such commentary is not legally binding on any court.

Financial Institution Insolvency Risks

      Each Affiliate subject to the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), intends that the transfer of the Receivables by it to the Seller constitutes a sale. In the event that an Affiliate subject to FIRREA were to become insolvent, FIRREA sets forth certain powers that the Federal Deposit Insurance Corporation (the "FDIC") could exercise if it were appointed as receiver of such Affiliate. Subject to certain qualifications, to the extent that the Seller or related Trust has a valid perfected security interest in the Receivables, such security interest should be enforceable (to the extent of the "actual direct compensatory damages" of the Seller or such Trust) notwithstanding the insolvency of, or the appointment of a receiver or conservator for, any Affiliate, and payments to such Trust with respect to the Receivables transferred to it from the Seller (up to the amount of such damages) should not be subject to recovery by such a conservator or receiver. See "Certain Legal Aspects of the Receivables-Other Limitations." If, however, the FDIC were to assert a contrary position, such as by requiring the Seller or related Trust to establish its right to those payments by submitting to and completing the administrative claims procedure established under FIRREA, delays in payments on the related Notes (if any) and the Certificates and possible reductions in the amount of those payments could occur. Alternatively, in such circumstances, the FDIC might have the right to repudiate the applicable Purchase Agreement and pay damages to the Seller which, in turn would prepay the related Notes (if any) and Certificates, which would shorten their respective weighted average lives.

Seller Insolvency-Related Risks

      With respect to each Trust that is not a grantor trust, if an Insolvency Event occurs with respect to the Seller, the Indenture Trustee or Trustee for such Trust is obligated to sell, dispose of or otherwise liquidate the related Receivables in a commercially reasonable manner on commercially reasonable terms, unless registered holders of each class of Notes ("Noteholders") issued by such Trust representing more than 50% of the aggregate principal balance of such registered Notes and holders of Certificates ("Certificateholders" and together with any Noteholders, "Securityholders") issued by such Trust representing more than 50% of the aggregate Certificate Balance for such Trust direct otherwise. The proceeds from any such sale, disposition or liquidation of Receivables will be treated as collections on the Receivables and deposited in the Collection Account of such Trust. If the proceeds from the liquidation of the Receivables and any amounts on deposit in the Reserve Account, the Note Distribution Account, if any, and the Certificate Distribution Account with respect to any such Trust and any amounts available from any credit enhancement are not sufficient to pay any Notes and the Certificates of the related series in full, the amount of principal returned to any Noteholders or the Certificateholders will be reduced and such Noteholders and Certificateholders will incur a loss. See "Description of the Transfer and Servicing Agreements-Insolvency Event".

      The provisions described in the preceding paragraph have been included in the Transfer and Servicing Agreements for reasons related to treatment of a Trust that is not a grantor trust as a partnership for federal income tax purposes. The IRS, however, has issued proposed regulations that, if adopted as final regulations, would make the foregoing provisions unnecessary. The amendment provisions of each of the Transfer and Servicing Agreements, therefore, allow the Seller, the Servicer and the related Trustee, upon satisfaction of certain conditions, to amend such Transfer and Servicing Agreement, without the consent of any of the related Noteholders or Certificateholders, to eliminate such provisions. The rights of Noteholders and Certificateholders to vote on whether to continue or dissolve a Trust upon the insolvency of the Seller could therefore be eliminated without the consent of the Noteholders or Certificateholders.

Ratings of the Securities

      It is a condition to the issuance of each class of Securities offered hereby that they are rated by at least one nationally recognized statistical rating agency in one of its generic rating categories which signifies investment grade. A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the timely payment of interest on and the ultimate payment of principal of the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.

Realization Upon Financed Vehicles; Obligor Insolvency-Related Risks

      Numerous statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment against an obligor. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle, and, as part of the obligor's rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness. In the event that the credit enhancement for such Trust were insufficient to cover all such losses, such actions could result in an inability for holders of the Notes (if any) and Certificates issued by such Trust to recover payment in full of their respective principal amounts and interest thereon or could result in delays in such payments.

Consumer Protection Laws

      Federal and state consumer protection laws impose requirements upon creditors in connection with retail installment loans and certain of these laws make an assignee of such a loan (such as a Trust) liable to the obligor thereon for any violation by the lender or subject to defenses which could be asserted by the obligor against the applicable Dealer. Application of such laws could render a Receivable unenforceable, cause the Trust to be unable to collect any balance remaining due on the Receivable or result in liability to the Trust. Such consequences could result in delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments. The Seller will be obligated to repurchase any Receivable which fails to comply with such requirements. See "Certain Legal Aspects of the Receivables-Consumer Protection Laws."

Lack of Recourse to the Seller, the Servicer and their Affiliates

      None of the Seller, the Servicer or their affiliates is generally obligated to make any payments in respect of any Notes, the Certificates or the Receivables of a given Trust. The Securities will not be guaranteed by, represent an interest in or obligation, either recourse or nonrecourse, of the Seller, the Servicer or any person other than the Trust.

      However, in connection with the sale of Receivables by the Seller to a given Trust, the Seller will make representations and warranties with respect to the characteristics of such Receivables and, in certain circumstances, the Seller may be required to repurchase Receivables with respect to which such representations and warranties have been breached. See "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables". In addition, under certain circumstances, the Servicer may be required to purchase Receivables. See "Description of the Transfer and Servicing Agreements-Servicing Procedures". If collections on any Receivable were reduced as a result of any matter giving rise to a repurchase obligation on the part of the Seller or the Servicer, and the Seller or the Servicer failed for any reason to perform in accordance with that obligation, then delays in payments on the related Notes (if any) and Certificates and possible reductions in the amount of those payments could occur. Moreover, if the Bank were to cease acting as the Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payments to the Securityholders.

Subordination

      To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one or more classes of Certificates of a series may be subordinated in priority of payment to interest and principal due on the Notes, if any, of such series or one or more other classes of Certificates of such series. Because all of such Securities will be issued by the same Trust and entitled to receive payments and distributions from the same Trust Property, investors in any such subordinated class or classes of Certificates should consider the risk that losses on the Receivables will be borne by such investors if any Reserve Account or any other credit enhancement is exhausted and could result in the failure of such investors to recover their initial investment.

Limited Assets; Risk of Credit Losses on Receivables

      No Trust will have, or be permitted or expected to have, any significant assets or sources of funds other than the Receivables and, to the extent provided in the related Prospectus Supplement, a Pre-Funding Account, a Revolving Account, a Reserve Account and any other credit enhancement. The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of any series will be insured or guaranteed by any Affiliate, the Seller, the Servicer, any Trustee, any Indenture Trustee or any other person or entity.
Consequently, holders of the Securities of any series must rely for repayment upon payments on the related Receivables and, if and to the extent available, amounts on deposit in the Pre-Funding Account (if any), the Revolving Account (if any), the Reserve Account (if any) and any other credit enhancement, all as specified in the related Prospectus Supplement. Amounts to be deposited in any such Reserve Account with respect to any Trust will be limited in amount and the amount required to be on deposit in such Reserve Account may be reduced as the Pool Balance is reduced. In addition, funds in any such Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the related Securities. If any such Reserve Account is depleted, the related Trust will depend solely on current payments on its Receivables and other credit enhancement (if any) to make payments on the related Securities. If losses occur which are not covered by the Reserve Account (if any) or any other credit enhancement or which exceed the amount covered by such credit enhancement, holders of Securities may not receive payment in full of principal and interest on their respective Securities.

      If so directed by the holders of the requisite percentage of outstanding Notes of a series issued with respect to a Trust that issues Notes, following an acceleration of the Notes upon an Event of Default, the applicable Indenture Trustee may sell the related Receivables in certain limited circumstances as specified in the related Indenture. See "Description of the Notes-The Indenture-Events of Default; Rights upon Event of Default". However, there is no assurance that the market value of such Receivables will at any time be equal to or greater than the aggregate principal amount of such outstanding Notes. Therefore, upon an Event of Default with respect to the Notes of any series, there can be no assurance that sufficient funds will be available to repay the related Noteholders in full. In addition, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date (as defined in the related Prospectus Supplement, the "Final Scheduled Distribution Date") for such class of Notes.

Risks Associated with Subsequent Receivables

     If so specified in the applicable Prospectus Supplement, the property of a Trust may include monies on deposit in a Pre-Funding Account or Revolving Account, which monies will be used to purchase or otherwise acquire Subsequent Receivables from the Seller from time to time during the Funding Period or Revolving Period specified in the related Prospectus Supplement.
If a Pre-Funding Account or Revolving Account is included in the property of a Trust, the ability of the Originators to generate Subsequent
Receivables to be conveyed to the Seller for subsequent conveyance to such Trust will affect the amount on deposit in such account which is not applied to the purchase of Subsequent Receivables during the Funding Period or Revolving Period, as applicable. Such Funding Period may be up to one year in length in the case of any Trust that issues Notes and 90 days after the Closing Date for any other Trust. The duration of any Revolving Period will be set forth in the related Prospectus Supplement. At the end of the Funding Period or Revolving Period, as applicable, the holders of Securities issued by such Trust may receive a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account or Revolving Account, as applicable. The reinvestment risk associated with any such distribution of principal will be borne by the holders of the Securities issued by such Trust. The amount that may be initially deposited into a Pre-Funding Account may be up to 100% of the principal amount of the Securities issued by a Trust.
There is no limitation on the percentage of a Trust's property which may be represented by amounts on deposit in a Pre-Funding Account and consequently, there is no limitation on the percentage of a series or class of Securities which may be represented by amounts on deposit in a Pre-Funding Account. Amounts on deposit in a Revolving Account will be limited to the amount set forth in the related Prospectus Supplement.
Amounts on deposit in any Pre-Funding Account or Revolving Account may be invested only in certain permitted investments deemed acceptable by the Rating Agencies as consistent with the applicable ratings on the Securities. Subsequent Receivables may be originated at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality. In addition, following the transfer of Subsequent Receivables to the applicable Trust, the characteristics of the entire pool of Receivables included in such Trust may vary significantly from those of the Initial Receivables transferred to such Trust. Accordingly, it is possible that the credit quality of the Receivables in a Trust, as a whole, may decline due to the transfer of Subsequent Receivables to the Trust. The transfer of Subsequent Receivables to the Trust may also result in an accelerated rate of payment to the applicable Securityholders caused by an increased level of defaults on such Receivables. Securityholders will bear all reinvestment risk associated with a higher than expected rate of payment on the Securities. In addition, if such Securities were purchased at a premium, a higher than expected rate of payment would result in a reduction in the yield to maturity of any class of Securities to which such payments are distributed. To the extent that amounts on deposit in the Pre-Funding Account or Revolving Account have not been fully applied to the purchase of Subsequent Receivables by a Trust by the end of the applicable Funding Period or Revolving Period and such amounts exceed the applicable amount described in the related Prospectus Supplement, the holders of Securities issued by the related Trust will receive, on the Distribution Date on or immediately following the last day of the applicable Funding Period or Revolving Period, as applicable, a prepayment of principal in an amount equal to the amount remaining in the Pre-Funding Account or Revolving Account following the purchase of any Subsequent Receivables on such Distribution Date. It is anticipated that the principal balance of Subsequent Receivables sold to a Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account or Revolving Account, and that therefore there will be at least a nominal amount of principal prepaid to the holders of the Securities issued by such Trust. Holders of Securities issued by a Trust the property of which includes a Pre-Funding Account or Revolving Account will bear the reinvestment risk associated with any such distribution of amounts on deposit in the Pre-Funding Account or Revolving Account after the termination of the applicable Pre-Funding
Period or Revolving Period, as applicable. Any such distribution will have the effect of a prepayment on the related Receivables and, if such Securities were purchased at a premium, would result in a reduction in the yield to maturity of any class of Securities to which such amounts are distributed.

Extensions and Modifications of Receivables

      Consistent with its customary servicing practices and procedures, the Servicer or its designee may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of the related Receivables. Some, but not all, of such arrangements will cause the Servicer to be obligated to purchase such Receivables. Any such extensions or modifications which do not result in a Servicer obligation to purchase such Receivables may increase the weighted average life of the related Securities. Any reinvestment risks resulting from purchases by the Servicer of Receivables or faster or slower payment resulting from extensions and modifications of payments on Receivables held by the Trust will be borne entirely by the Securityholders of the related series of Securities. The Servicer will not be permitted to grant any such extension or modification if as a result the final scheduled payment on a Receivable would fall after the related Final Scheduled Maturity Date, unless the Servicer repurchases the affected Receivable. See "Risk Factors-Risk of Prepayment and Possible Adverse Effect on Yield" and "Weighted Average Life of the Securities."

Risk of Commingling

      With respect to each Trust, the Servicer will deposit all payments on the related Receivables (from whatever source) and all proceeds of such Receivables collected during each Collection Period into the Collection Account for such Trust or, during any Revolving Period, into the Revolving Account for such Trust. For so long as the Bank satisfies certain requirements for monthly or less frequent remittances and the Rating Agencies (as such term is defined in the related Prospectus Supplement, the "Rating Agencies") so permit in connection with the ratings of the related Securities, then for so long as the Bank serves as the Servicer and provided that (i) there exists no Servicer Termination Event and (ii) each other condition to making such monthly or less frequent deposits as may be described in the related Prospectus Supplement is satisfied, the Servicer will not be required to deposit such amounts into the Collection Account or, during any Revolving Period, into the Revolving Account of such Trust until on or before the business day preceding each Distribution Date. The Servicer will deposit the aggregate Purchase Amount of Receivables purchased by the Servicer into the applicable Collection Account on or before the business day preceding each Distribution Date. Pending deposit into such Collection Account or, during any Revolving Period, into the Revolving Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from funds of the Servicer. If the Servicer were unable to remit such funds, the applicable Securityholders might incur a loss. [For example, the Servicer might not be able to remit such funds if it were to become a debtor in a bankruptcy [or insolvency] proceeding. Under the UCC, the Trust's interest in cash collected by the Servicer that has been commingled with other funds of the Servicer would become unperfected ten days after receipt by the Servicer. If the Servicer were to become a debtor in a bankruptcy [or insolvency] proceeding, the Trust may be deemed an unsecured creditor with respect to commingled funds held by the Servicer longer than ten days.] To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to Receivables purchased by the Servicer.

Servicer Termination Events

      With respect to a series of Securities that includes Notes, in the event a Servicer Termination Event occurs, the Indenture Trustee or the Noteholders with respect to such series, as described under "Description of the Transfer and Servicing Agreements-Rights upon Servicer Termination Event" may remove the Servicer without the consent of the Trustee or any of the Certificateholders with respect to such series. The Trustee or the Certificateholders with respect to such series will not have the ability to remove the Servicer if a Servicer Termination Event occurs. In addition, the Noteholders of such series will have the ability, with certain specified exceptions, to waive Servicer Termination Events by the Servicer, including Servicer Termination Events that could materially adversely affect the Certificateholders of such series. See "Description of the Transfer and Servicing Agreements - Waiver of Past Defaults".

Book-Entry Registration

      Each class of Securities of a given series will be initially represented by one or more certificates registered in the name of Cede & Co. ("Cede"), or any other nominee for the Depository Trust Company ("DTC") set forth in the related Prospectus Supplement (Cede, or such other nominee, "DTC's Nominee"), and will not be registered in the names of the beneficial owners of the Securities ("Security Owners") of such series or their nominees unless Definitive Securities are issued. Because of this, unless and until Definitive Securities for such series are issued, such Security Owners will not be recognized by the Trustee or any applicable Indenture Trustee as "Certificateholders", "Noteholders" or "Securityholders", as the case may be (as such terms are used herein or in the related Pooling and Servicing Agreement or related Indenture and Trust Agreement, as applicable). Hence, until Definitive Securities are issued, such Security Owners will only be able to exercise the rights of Securityholders indirectly through DTC, Cedel or Euroclear and their participating organizations. See "Certain Information Regarding the Securities-Book-Entry Registration" and "-Definitive Securities".


                               THE TRUSTS

      With respect to each series of Securities, the Seller will establish a separate Trust pursuant to the respective Trust Agreement or Pooling and Servicing Agreement, as applicable, for the transactions described herein and in the related Prospectus Supplement. The property of each Trust will include a pool (a "Receivables Pool") of Receivables pursuant to which a purchaser (an "Obligor") of a Financed Vehicle is obligated. The property of each Trust will also include all payments received with respect to any Simple Interest Receivables on and after the Cutoff Date (as such term is defined in the related Prospectus Supplement, a "Cutoff Date") and all payments due with respect to Precomputed Receivables on and after the applicable Cutoff Date. Pursuant to the Dealer Agreements, a Dealer is obligated to purchase from the applicable Affiliate Receivables which do not meet certain representations made by that Dealer, and, to the extent set forth in the related Prospectus Supplement, any uncollectible
Receivables covered by recourse plans ("Dealer Recourse"). The Receivables of each Receivables Pool will be serviced by the Servicer. See "The Servicer." Receivables that are to be included in any Receivables Pool will be transferred pursuant to a Purchase Agreement by an Affiliate to the Seller for purposes of transfer to the applicable Trust. In addition, to the extent described in any Prospectus Supplement, the related Receivables Pool may include Receivables acquired by an Affiliate through acquisitions.

      On or before the applicable Closing Date, the Seller will sell the Initial Receivables of the applicable Receivables Pool to the Trust. To the extent so provided in the related Prospectus Supplement, Subsequent Receivables will be conveyed to the Trust as frequently as daily during a Funding Period. Any Subsequent Receivables so conveyed will also be assets of the applicable Trust, subject to the prior rights of the related Indenture Trustee and the Noteholders, if any, therein. The property of each Trust will also include (i) such amounts as from time to time may be held in separate trust accounts established and maintained pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the proceeds of such accounts, as described herein and in the related Prospectus Supplement (see "Description of the Transfer and Servicing Agreement-Accounts" herein and in the related Prospectus Supplement); (ii) security interests in the Financed Vehicles and any other interest of the Seller in such Financed Vehicles; (iii) the Seller's rights to proceeds from claims on physical damage, credit life and disability insurance policies, if any, covering the Financed Vehicles or the Obligors, as the case may be and rebates of premiums and other amounts relating to any insurance policies and other items financed under the Receivables, to the extent applied to reduce the principal balance of the related Receivable;
(iv) any property that shall have secured a Receivable and that shall have been acquired by the applicable Trust; (v) any Dealer Recourse and other rights of Affiliates under Dealer Agreements; (vi) the Seller's rights under the related Purchase Agreements; (vii) the Seller's rights to documents and instruments relating to the Receivables; and (viii) any and all proceeds of the foregoing; provided that, with respect to any series of Notes, the relevant rights and benefits with respect to such property will be assigned by the Seller and the applicable Trustee to the related Indenture Trustee for the benefit of the related Securityholders. To the extent specified in the related Prospectus Supplement, a Pre-Funding Account, a Revolving Account, a Reserve Account or other form of credit enhancement may be a part of the property of any given Trust or may be held by the Trustee or an Indenture Trustee for the benefit of holders of the related Securities.

      If so specified in the related Prospectus Supplement, a Trust may acquire Initial Receivables pursuant to "warehousing" financing arrangements entered into prior to the sale by that Trust of any Notes offered hereby. "Warehousing financing" generally refers to interim financing of Motor Vehicle Loans during the period from the purchase of the Motor Vehicle Loans from Dealers until the securitization of the Motor Vehicle Loans. Often, an Originator will obtain some or all of the funds to purchase or fund Motor Vehicle Loans through internal funds. Any remaining funds necessary may be borrowed from a bank or other third party. In some cases, to the extent specified in the related Prospectus Supplement, a Trust that issues Notes will acquire Receivables prior to the issuance of the Notes and/or Certificates ultimately to be issued by that Trust, the interim financing for which will be provided by the issuance by the Trust of notes or certificates which were privately placed. Such notes or certificates will be refinanced by the sale of the Notes and/or Certificates. It will be a condition to the issuance of any Securities which refinance other securities issued by any such Trust that such warehouse financing be repaid to the extent provided in the related Prospectus Supplement, and any related security interests released, at or prior to the time of such issuance.

      The Servicer will service the Receivables held by each Trust and will receive fees for such services. See "Description of the Transfer and Servicing Agreements-Servicing Compensation and Payment of Expenses" and "-Servicing Compensation and Payment of Expenses" in the related Prospectus Supplement. To facilitate the servicing of the Receivables, each Trustee will authorize the Servicer or the applicable Originator acting as subservicer, as the case may be, to retain physical possession of the documents representing the Receivables held by each Trust and other documents relating thereto as custodian for each such Trust. Due to administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to the Seller or each Trust. In the absence of such amendments, the Seller and such Trust may not have a perfected security interest in the Financed Vehicles in all states.
See "Certain Legal Aspects of the Receivables" and "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables".

      Notes and Certificates of a given Series will be issued by the same Trust and payable from the same Trust property. If the protection provided to any Noteholders of a given series by the subordination of the related Certificates and by the Reserve Account (if any) or other credit enhancement for such series, or the protection provided to Certificateholders by any such Reserve Account or other credit enhancement is insufficient, such Noteholders or Certificateholders, as the case may be, would have to look principally to the Obligors on the related Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any recourse against Dealers with respect to such Receivables. In such event, certain factors, such as the applicable Trust's not having perfected security interests in the Financed Vehicles in all states, may affect the Servicer's ability to repossess and sell the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to the holders of the Securities of such series. See "Description of the Transfer and Servicing Agreements-Distributions", "-Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables".

      If so specified in the related Prospectus Supplement, a Trust may make an election to be treated as a "financial asset securitization investment trust" or "FASIT." The applicable Transfer and Servicing Agreement for such a Trust may contain any such terms and provide for the issuance of Notes or Certificates on such terms and conditions as are permitted to a FASIT and provided in the related Prospectus Supplement. See "Federal Income Tax Consequences-FASIT Legislation."

      The principal offices of the applicable Trust (if any) and the related Trustee will be specified in the related Prospectus Supplement.

The Trustee

      The Trustee for each Trust will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such Trustee set forth in the related Trust Agreement and the Sale and Servicing Agreement or the related Pooling and Servicing Agreement, as applicable. The Trustee under each Trust Agreement will perform administrative functions under such Trust Agreement, including making distributions from the Note Distribution Account and from the Certificate Distribution Account. A Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as Trustee under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, or if the Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.


                          THE RECEIVABLES POOLS

General

      The Receivables in each Receivables Pool are and will be retail installment sales contracts and/or promissory notes and security agreements (collectively, "Motor Vehicle Loans") that have been or will be originated by a Dealer and purchased by an Originator pursuant to a Dealer Agreement between the Originator and the Dealer. Receivables Pools may also include Direct Loans made by an Originator to an Obligor. Receivables held by any Affiliate may have been originated by other Affiliates. In addition, to the extent described in any Prospectus Supplement, the related Receivables Pool may include Receivables acquired by an Affiliate through acquisitions. Receivables of an Affiliate that are to be included in any Receivables Pool will be transferred pursuant to a Purchase Agreement by an Affiliate to the Seller for purposes of sale to the applicable Trust.

      Each Originator establishes and maintains relationships with Dealers. An Originator selects Dealers based upon the Dealer's commercial reputation, the prior experience of the Dealer (or a predecessor organization) and, in some cases, financial review of the Dealer. Each Dealer from whom any of the Originators purchases a Motor Vehicle Loan must execute a Dealer Agreement with such Originator which sets out, among other things, the guidelines and procedures of the purchasing process. Such
Dealer Agreements provide for the repurchase by the Dealer of any Motor Vehicle Loan if any representations or warranties made by the Dealer relating to the Motor Vehicle Loan are breached.

      The Receivables to be held by each Trust will be selected from the Motor Vehicle Loan portfolio of each Affiliate for inclusion in a Receivables Pool by several criteria, including that each Receivable (i) is secured by a new or used vehicle, (ii) was originated in the United States,
(iii) is a Precomputed Receivable or a Simple Interest Receivable and (iv) as of the Cutoff Date (a) had an outstanding principal balance of at least the amount set forth in the related Prospectus Supplement, (b) as of the Cutoff Date, was not more than [60] days past due, (c) had a scheduled maturity not later than the date set forth in the related Prospectus Supplement, (d) had an original term to maturity of not more than the period set forth in the related Prospectus Supplement and (e) had an APR of not less than the rate per annum set forth in the related Prospectus Supplement. No selection procedures believed by the Seller to be adverse to the Securityholders of any series were or will be used in selecting the related Receivables.

      "Precomputed Receivables" consist of either (i) monthly actuarial receivables ("Actuarial Receivables") or (ii) receivables that provide for allocation of payments according to the "Rule of 78's" ("Rule of 78's Receivables"). An Actuarial Receivable provides for amortization of the loan over a series of fixed level payment monthly installments. Each monthly installment, including the monthly installment representing the final payment on the Receivable, consists of an amount of interest equal to 1/12 of the APR of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly installment. A Rule of 78's Receivable provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated on the stated APR for the term of the receivable. The rate at which such amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly installment allocated to reduction of the outstanding principal are calculated in accordance with the "Rule of 78's."

      "Simple Interest Receivables" are receivables that provide for the amortization of the amount financed under each receivable over a series of fixed level payment monthly installments. However, unlike the monthly installment under an Actuarial Receivable, each monthly installment consists of an amount of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance and unpaid accrued interest. If a Receivable is prepaid, the Obligor is required to pay interest only to the date of prepayment.

      In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78's Receivable, under the terms of the contract, a "refund" or "rebate" will be made to the obligor of the portion of the total amount of payments then due and payable under the contract allocable to "unearned" add-on interest, calculated in accordance with a method equivalent to the Rule of 78's. If an Actuarial Receivable is prepaid in full, with minor variations based upon state law, the Actuarial Receivable requires that the rebate be calculated on the basis of a constant interest rate. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78's Receivable generally will be less than the amount of a rebate on an Actuarial Receivable and generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

      Each Trust will account for the Rule of 78's Receivables as if such Receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding principal balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be paid to the Noteholders or passed through to the Certificateholders of the applicable series but will be paid to the Servicer as additional servicing compensation.

      Information with respect to each Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition, the geographic distribution and distribution by APR and the portion of such Receivables Pool consisting of Precomputed Receivables and of Simple Interest Receivables and the portion of such Receivables Pool secured by new vehicles and by used vehicles.

Underwriting

      The Receivables have been or will be originated or acquired by the applicable Originator in accordance with such Originator's underwriting standards (or, in the case of Receivables originated by an acquired entity, the underwriting standards of such acquired entity), which standards are based upon the vehicle buyer's ability to repay the obligation as well as the value of the vehicle being financed. Each Originator's underwriting standards also require physical damage insurance to be maintained on each financed vehicle. The motor vehicle lending, underwriting and servicing operations of the Originators are subject to the application of uniform written underwriting and servicing guidelines (the "Guidelines"). The Guidelines are not a fixed set of criteria which are required to be met by all Motor Vehicle Loans and are not intended to replace the judgment of the credit underwriter in reviewing a loan application. Applicants are required to complete an application which generally includes such information as the applicant's income, deposit accounts, liabilities, credit and employment history and other personal information. The application is reviewed for completeness and compliance with the Guidelines.

      All applications for Motor Vehicle Loans are analyzed using a combination of empirical (including a credit score based on a proprietary score card) and subjective judgments based upon the Guidelines. Upon receipt of an application, a credit bureau report on the applicant is ordered. Based on information provided in the application and credit bureau reports, the underwriter evaluates the relationships among the applicant's income, debt and expenses, including debt and expenses related to the proposed Motor Vehicle Loan. The credit underwriter then reviews the data for stability in employment and residence, other banking relationships with the Originator (or its Affiliates) and creditworthiness based on historical information. Finally, the manufacturer's suggested retail price or average retail value reported in the National Automotive Dealers Association's Used Car Guide, as applicable, is verified for the vehicles and an evaluation is made of the collateral and the applicant's ability to repay.

      Under the Guidelines, an Originator generally will (i) require the applicant's ratio of aggregate debt service to gross monthly income not to exceed 50% and (ii) not finance more than 100% of the purchase price, in the case of new vehicles and 100% of the average retail value, in the case of used vehicles, plus related amounts financed in connection therewith, if any, such as taxes, insurance and extended warranties. Motor Vehicle Loans which do not conform to the Guidelines generally require approval by a more senior credit underwriting employee than Motor Vehicle Loans which conform to the Guidelines.

      Neither the Seller, the Servicer nor any Originator monitors the value of the financed vehicle in the ordinary course of business after a Motor Vehicle Loan is originated and, consequently, there is no required relationship between the outstanding principal balance of any Motor Vehicle Loan included in a Trust and the value of the financed vehicle securing such Motor Vehicle Loan.

Insurance

      [Each Originator's underwriting standards require physical damage insurance protection to be maintained on each Financed Vehicle. Although such underwriting standards require the applicable Originator to confirm the maintenance of physical damage insurance at the time each Motor Vehicle Loan is originated, the maintenance of such insurance after that date is not monitored by such Originator. If an Obligor fails to maintain the required physical damage insurance, the Applicable Trustee may, but is not obligated to, cause the Servicer to force-place (i.e. purchase a policy and charge the Obligor for the amount of the premium (an "Add-On Balance")) an insurance policy to cover the related Financed Vehicle. In the alternative, the Applicable Trustee may fund the payment of any force-placed insurance premium, in which case, such trustee will be entitled to receive any payments from the related Obligor in respect of the resulting Add-On Balance, in addition to the amounts to which the Trust is otherwise entitled under the related Receivable. See "The Receivables Pools--Insurance" in the Prospectus.

Subsequent Receivables

      Subsequent Receivables may be originated at a later date using credit criteria different from those which were applied to any Initial Receivables and may be of a different credit quality. In addition, following the transfer of Subsequent Receivables to the applicable Trust, the characteristics of the entire pool of Receivables included in such Trust may vary significantly from those of the Initial Receivables transferred to such Trust. See "Risk Factors-Risks Associated with Subsequent
Receivables and the Pre-Funding Account." Each Prospectus Supplement for a Trust that includes a Pre-Funding Account will describe the effects such Subsequent Receivables may have on the Receivables Pool of such Trust. Regular periodic information regarding the Subsequent Receivables will be included under Item 5 in each Current Report filed on Form 8-K with the Commission pursuant to the Exchange Act and with respect to each Trust to which Subsequent Receivables have been transferred.

Delinquencies and Net Losses

      Certain information concerning the experience of the Servicer [or the applicable Affiliates] pertaining to delinquencies and net losses with respect to new and used retail automobile and light duty truck Motor Vehicle Loans will be set forth in the related Prospectus Supplement.
There can be no assurance that the delinquency and net loss experience on any Receivables Pool will be comparable to prior experience or to such information.


                 WEIGHTED AVERAGE LIFE OF THE SECURITIES

      The weighted average life of the Notes, if any, and the Certificates of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. (For this purpose, the term "prepayments" includes prepayments in full, partial prepayments, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and disability insurance policies and certain other Receivables repurchased by the Seller or the Servicer for administrative reasons). All of the Receivables are repayable at any time without penalty to the Obligor. The rate of prepayment of automotive receivables is influenced by a variety of economic, social and other factors, including decreases in the general level of prevailing interest rates, the desire of the Obligor to purchase a new vehicle and the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable unless such Receivable is paid in full. In addition, under certain circumstances, the Seller will be obligated to repurchase Receivables from a given Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of representations and warranties and the Servicer will be obligated to purchase Receivables from such Trust pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of certain covenants. Holders of Securities should consider, in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments on the Receivables could result in an actual yield that is less than the anticipated yield. See "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables" and "-Servicing Procedures". See also "Description of the Transfer and Servicing Agreements-Termination" regarding the option of the Seller and Servicer to purchase the Receivables from a given Trust, "-Insolvency Event" regarding the sale of the Receivables owned by a Trust that is not a grantor trust if an Insolvency Event with respect to the Seller occurs and "Risk Factors-Financial Institution Insolvency Risks" regarding the right of the FDIC to prepay Securities in certain circumstances.

      No prediction can be made as to the rate of prepayment on the Receivables. The Servicer maintains limited records of the historical prepayment experience of the Motor Vehicle Loans included in its portfolio and is not aware of any publicly available industry statistics for the entire industry on an aggregate basis that set forth principal prepayment experience for Motor Vehicle Loans similar to the Receivables over an extended period of time.

      In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Notes, if any, or the Certificates of a given series on each Payment Date or Distribution Date, as applicable, since such amount will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Noteholders, if any, and the Certificateholders of a given series. The related Prospectus Supplement may set forth certain additional information with respect to the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.

      Consistent with its customary servicing practices and procedures, the Servicer or its designee may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of the related Receivables. On an annual basis, the Servicer generally permits obligors who have timely made at least the [six] previous monthly payments and whose Receivables are not delinquent to defer either the principal portion or the full scheduled amount of a loan payment for one month, extending the term of the loan by one month. In addition, the Servicer generally grants extensions or modifications in situations where the Servicer believes such action is likely to maximize the amount collected, for example, an obligor who becomes unemployed and is actively seeking employment. Extensions are not granted to forestall an inevitable loss. Any such extensions or modifications which do not result in a Servicer obligation to purchase such Receivables may increase the weighted average life of the related Securities. Unless the Servicer repurchases the affected Receivable, the Servicer will not be permitted to voluntarily (i) make modifications to the Receivables that reduce the original rates of interest or the aggregate principal amount of scheduled payments on the Receivables, (ii) grant any extension or modification if as a result the final scheduled payment on a Receivable would fall after the related Final Scheduled Maturity Date or
(iii) amend or otherwise modify such Receivable if such amendment or modification would result in a deemed exchange of such Receivable under
Section 1001 of the Code.


                  POOL FACTORS AND TRADING INFORMATION

      The "Note Pool Factor" for each class of Notes will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Notes expressing the remaining outstanding principal balance of such class of Notes, as of the applicable Payment Date (after giving effect to payments to be made on such Payment Date), as a fraction of the initial outstanding principal balance of such class of Notes. The "Certificate Pool Factor" for each class of Certificates will be a seven-digit decimal which the Servicer will compute prior to each distribution with respect to such class of Certificates expressing the remaining Certificate Balance of such class of Certificates, as of the applicable Distribution Date (after giving effect to distributions to be made on such Distribution Date), as a fraction of the initial Certificate Balance of such class of Certificates. Each Note Pool Factor and each Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes, or the reduction of the Certificate Balance of the applicable class of Certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal balance of the related class of Notes is the product of (i) the original denomination of such Noteholder's Note and (ii) the applicable Note Pool Factor. A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of Certificates is the product of (i) the original denomination of such Certificateholder's Certificate and (ii) the applicable Certificate Pool Factor.

      The Noteholders, if any, and the Certificateholders will receive reports on or about each Payment Date concerning payments received on the Receivables, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "Pool Balance"), each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information, including amounts allocated or distributed for such Payment Date. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities-Reports to Securityholders".


                             USE OF PROCEEDS

      The net proceeds from the sale of the Securities of a given series will be applied by the Seller or the applicable Trust (i) to the purchase of the Receivables and/or repayment of any related Warehouse Financing,
(ii) to make the initial deposit into the Reserve Account, if any, (iii) to make the deposit of the Pre-Funded Amount into the Pre-Funding Account, if any, and (iv) such other uses as may be set forth in the related Prospectus Supplement. The portion of the net proceeds paid to the Seller will be used to purchase the Receivables from the Affiliates.


                               THE SELLER

      The Seller is a wholly-owned subsidiary of Norwest Corporation, a diversified financial services company incorporated under the laws of the State of Delaware and registered under the Bank Holding Company Act of 1956, as amended. The Seller was incorporated in the State of Delaware on July 3, 1996. The principal executive offices of the Seller are located at 100 West Commons Boulevard, Suite 212, New Castle, Delaware, 19720.

      The Seller has taken steps in structuring the transactions described herein and in the Prospectus Supplement that are intended to ensure that the voluntary or involuntary application for relief by Norwest Corporation under any Insolvency Laws will not result in consolidation of the assets and liabilities of the Seller with those of Norwest Corporation. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to a restated certificate of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its independent directors). Such certificate of incorporation includes a provision that requires the Seller to have two directors who qualify under the certificate of incorporation as "Independent Directors." However, there can be no assurance that the activities of the Seller would not result in a court's concluding that the assets and liabilities of the Seller should be consolidated with those of Norwest Corporation in a proceeding under any Insolvency Law. See "Risk Factors-Risk of Substantive Consolidation."

      The Seller will warrant to the Trust in the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, that the sale of the Receivables by the Seller to the Trustee on behalf of the Trust is a valid sale of such Receivables. In addition, the Seller, the Trustee and the Trust will treat the conveyance by the Seller of the Receivables as a sale of the Receivables by the Seller to the Trustee on behalf of the Trust and the Seller will take or cause to be taken all actions that are required to perfect the Trustee's ownership in such Receivables. If the Seller were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of the Seller or the Seller itself were to take the position that the sale of Receivables by the Seller to the Trust should instead be treated as a pledge of the Receivables to secure a borrowing of the Seller, then delays in payments of collections of the Receivables could occur or (should the court rule in favor of any such trustee, debtor or creditor) reductions in the amount of such payments could result. If the transfer of the Receivables by the Seller to the Trustee on behalf of the Trust is treated as a pledge instead of a sale, a tax or government lien on the property of the Seller arising before the transfer of the Receivables to the Trustee on behalf of the Trust may have priority over such Trustee's interest in the Receivables. If the conveyance by the Seller of the Receivables is treated as a sale, the Receivables would not be part of the Seller's bankruptcy estate and would not be available to the Seller's creditors.


                                THE BANK

      Norwest Bank Minnesota, N.A., a national banking association, is a wholly-owned subsidiary of Norwest Corporation, a diversified financial services company incorporated under the laws of the State of Delaware and registered under the Bank Holding Company Act of 1956, as amended. Norwest Bank Minnesota, N.A. is engaged in banking and related activities, including providing automotive financing services to its customers and to automotive dealers and their customers. The principal executive offices of Norwest Bank Minnesota, N.A. are located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota, 55479, and its telephone number is (612) 667-1234.


                        DESCRIPTION OF THE NOTES

General

      With respect to each Trust that issues Notes, one or more classes of Notes of the related series will be issued pursuant to the terms of an Indenture, a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary describes the material terms and provisions of the Indenture and Notes, but it does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the applicable Notes and the Indenture.

      Each class of Notes will initially be represented by one or more Notes, in each case registered in the name of a nominee of DTC (together with any successor depository selected by the Trust, the "Depository") except as set forth below. See "Certain Information Regarding the Securities-Definitive Securities." Notes will be available for purchase in denominations specified in the related Prospectus Supplement or, if not so specified, in denominations of $1,000 and integral multiples thereof.
Notes may be issued in book-entry form or as Definitive Notes and if not otherwise specified in the related Prospectus Supplement, will be issued in book-entry form only. As to Notes issued in book-entry form, the Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Notes of each such class. Unless and until Definitive Notes are issued in replacement for book-entry Notes under the limited circumstances described herein or in the related Prospectus Supplement, no Note Owner will be entitled to receive a physical certificate representing a Note. See "Certain Information Regarding the Securities-Definitive Securities." As to the Notes issued in book-entry form, all references herein and in the related Prospectus Supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "Participants") and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Noteholders refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the Notes, for distribution to Noteholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities-Book-Entry Registration" and "-Definitive Securities".

Principal and Interest on the Notes

      The timing and priority of payment, seniority, Interest Rate and amount of or method of determining payments of principal and interest on each class of Notes of a given series will be described in the related Prospectus Supplement. The right of holders of any class of Notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of Notes of such series, as described in the related Prospectus Supplement. The dates for payments of interest and principal on the Notes of such series may be different from the Distribution Dates for the Certificates of such series. To the extent specified in the related Prospectus Supplement, payments of interest on the Notes other than certain Strip Notes of such series will be made prior to payments of principal thereon. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Notes entitled to (i) principal payments with disproportionate, nominal or no interest payments or (ii) interest payments with disproportionate, nominal or no principal payments. Each class of Notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for certain classes of Strip Notes), or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate for each class of Notes of a given series or the method for determining such Interest Rate. See also "Certain Information Regarding the Securities-Fixed Rate Securities" and "-Floating Rate Securities". One or more classes of Notes of a series may be redeemable in whole or in part under the circumstances specified in the related Prospectus Supplement, including at the end of the Funding Period (if any) or as a result of the exercise by the Seller or Servicer of its option to purchase the related Receivables Pool.

      To the extent specified in the related Prospectus Supplement, payments to Noteholders of all classes within a series in respect of interest will have the same priority. Under certain circumstances, the amount available for such payments could be less than the amount of interest payable on the Notes on any of the dates specified for payments in the related Prospectus Supplement (each, a "Payment Date", which may be the same date as each applicable Distribution Date as specified in the related Prospectus Supplement), in which case each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes of such series. See "Description of the Transfer and Servicing Agreements-Distributions" and "-Credit and Cash Flow Enhancement".

      In the case of a series of Notes which includes two or more classes of Notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination thereof, of each such class will be set forth in the related Prospectus Supplement. Payments in respect of principal and interest of any class of Notes will be made on a pro rata basis among all the Noteholders of such class.

      Fixed Payment Notes. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may have fixed principal payment schedules. Noteholders of such Notes would be entitled to receive as payments of principal on any given Payment Date the applicable amounts set forth on such schedule with respect to such Notes, in the manner and to the extent set forth in the related Prospectus Supplement.

      Short Term Asset Backed Notes. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be entitled to receive principal payments prior to the receipt of principal payments by other classes of Securities issued by the applicable Trust. If so provided in the related Prospectus Supplement, such class or classes of Notes will have a final scheduled maturity date of less than 397 days from the initial trade date related thereto and such class or classes will have received a short-term rating by a Rating Agency that is in one of the two highest short-term rating categories. The failure to pay such a class of Notes on or prior to the related Final Scheduled Maturity Date would constitute an event of default under the related Indenture. In general, such class or classes of Notes will otherwise be similar to Notes which are described in this Prospectus.

      Planned Amortization Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be structured as a planned amortization class ("PAC"). A PAC will be retired according to a predetermined amortization schedule set forth in the related Prospectus Supplement and structured to be substantially independent of the prepayment rate on the Receivables. The timing of distributions in respect of the other classes of Securities in the related series in some instances may be slowed down or accelerated so that the PAC scheduled amortization may be met as provided in the related Prospectus Supplement.
The planned amortization for a PAC set forth in the related Prospectus Supplement generally will require scheduled sinking fund payments for the PAC on each Payment Date. Payments to the other classes of Securities in the related series will be allocated as otherwise set forth in the related Prospectus Supplement only after the scheduled sinking fund payments or scheduled amortization payments to the PAC have been made.

      Targeted Amortization Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be structured as a targeted amortization class ("TAC"). Any TAC will be similar to a PAC, with support classes providing protection against prepayment risks to the TAC. However, a TAC will differ from a PAC in that it generally will not receive as much protection against prepayments as a PAC.
In particular, a TAC will generally provide no protection against the risk of prepayments occurring more slowly than assumed and generally will not be structured to permit expected cash flows from non-TAC classes of Securities to be diverted to the TAC.

      Companion Class. To the extent specified in any Prospectus Supplement, one or more classes of Notes of a given series may be designed to receive principal payments on a Payment Date only if principal payments have been made on a specified planned amortization class of Notes or targeted amortization class of Notes, and to receive any excess payments over the amount required to reduce the principal amount of the planned amortization class or targeted amortization class to the planned or targeted balance for such Payment Date.

The Indenture

      Modification of Indenture. With respect to each Trust that has issued Notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of a majority of the outstanding Notes of the related series, execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

      With respect to the Notes of a given series, without the consent of the holder of each outstanding Note affected thereby, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any such Note or reduce the principal amount thereof, the Interest Rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any such Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the related Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes of such series, the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the related Indenture or of certain defaults thereunder and their consequences as provided for in such Indenture; (iv) modify or alter the provisions of the related Indenture regarding the voting of Notes held by the applicable Trust, any other obligor on such Notes, the Seller or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of such Notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables; (vi) decrease the percentage of the aggregate principal amount of such Notes required to amend the sections of the related Indenture which specify the applicable percentage of aggregate principal amount of the Notes of such series necessary to amend such Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for such Notes or, except as otherwise permitted or contemplated in such Indenture, terminate the lien of such Indenture on any such collateral or deprive the holder of any such Note of the security afforded by the lien of such Indenture.

      The Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of such Noteholders; provided that such action will not materially and adversely affect the interest of any such Noteholder.

      Events Of Default; Rights Upon Event of Default. With respect to the Notes of a given series, "Events of Default" under the related Indenture will consist of: (i) a default for five days or more in the payment of any interest on any such Note; (ii) a default in the payment of the principal of or any installment of the principal of any such Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of any such default for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the related Indenture Trustee delivers an officer's certificate to the Trustee to the effect that such Trust has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding; (iv) any representation or warranty made by such Trust in the related Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the related Indenture Trustee delivers an officer's certificate to the related Indenture Trustee to the effect that such Trust has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after notice thereof is given to such Trust by the applicable Indenture Trustee or to such Trust and such Indenture Trustee by the holders of at least 25% in principal amount of such Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust or the Seller. However, the amount of principal required to be paid to Noteholders of such series under the related Indenture will generally be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for such class of Notes.

      If an Event of Default should occur and be continuing with respect to the Notes of any series, the related Indenture Trustee or holders of a majority in principal amount of such Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of a percentage of the principal amount of Notes then outstanding specified in the related Prospectus Supplement and, if not so specified, may be rescinded by the holder of a majority in principal amount of such Notes then outstanding.

      If the Notes of any series are due and payable following an Event of Default with respect thereto, the related Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property, exercise remedies as a secured party, sell the related Receivables or elect to have the applicable Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration. Such Indenture Trustee is prohibited from selling the related Receivables following an Event of Default, other than a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Note of such series, unless (i) the holders of all such outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale, or
(iii) such Indenture Trustee determines that the proceeds of Receivables would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such obligations had not been declared due and payable, and such Indenture Trustee obtains the consent of the holders of 66-2/3% of the aggregate outstanding amount of such Notes.

      If an Event of Default occurs and is continuing with respect to a series of Notes, such Indenture Trustee will be under no obligation to exercise any of the rights or powers under such Indenture at the request or direction of any of the holders of such Notes, if such Indenture Trustee believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the related Indenture, the holders of a majority in principal amount of the outstanding Notes of a given series will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of a majority in principal amount of such Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of such Indenture that cannot be modified without the waiver or consent of all the holders of such outstanding Notes.

      No holder of a Note of any series will have the right to institute any proceeding with respect to the related Indenture, unless (i) such holder previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes of such series have made written request to such Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered such Indenture Trustee satisfactory indemnity, (iv) such Indenture Trustee has for 60 days failed to institute such proceeding, and (v) no direction inconsistent with such written request has been given to such Indenture Trustee during such 60-day period by the holders of a majority in principal amount of such outstanding Notes.

      With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in such Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related Notes or for the agreements of such Trust contained in the applicable Indenture.

Certain Covenants

      Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States or any state, (ii) such entity expressly assumes such Trust's obligation to make due and punctual payments upon the Notes of the related series and the performance or observance of every agreement and covenant of such Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) such Trust has been advised that the rating of the Notes or the Certificates of such series then in effect would not be reduced or withdrawn by the Rating Agencies as a result of such merger or consolidation, (v) such Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder, and (vi) any action necessary to maintain the lien and security interest under the Indenture has been taken.

      Each Trust will not, among other things, (i) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or certain related documents with respect to such Trust (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of such Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of such Notes because of the payment of taxes levied or assessed upon such Trust, (iii) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to such Notes under such Indenture except as may be expressly permitted thereby, (iv) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than certain liens that arise by operation of law) to be created on or extend to or otherwise arise upon or burden the assets of such Trust or any part thereof, or any interest therein or the proceeds thereof, or (v) permit the lien of the related Indenture not to constitute a valid first priority (other than certain liens that arise by operation of law) security interest in the assets of such Trust.

      No Trust may engage in any activity other than as specified under the section of the related Prospectus Supplement entitled "The Trust". No Trust will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related Notes and the related Indenture, pursuant to any Advances made to it by the Servicer or otherwise in accordance with the Related Documents.

      Annual Compliance Statement. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

      Indenture Trustee's Annual Report. The Indenture Trustee for each Trust will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects the related Notes and that has not been previously reported.

      Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the collateral securing the related Notes upon the delivery to the related Indenture Trustee for cancellation of all such Notes or, with certain limitations, upon deposit with such Indenture Trustee of funds sufficient for the payment in full of all such Notes.

The Indenture Trustee

      The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Issuer will be obligated to appoint a successor trustee for such series. The Issuer may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances, the Issuer will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.


                     DESCRIPTION OF THE CERTIFICATES

General

      With respect to each Trust, one or more classes of Certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

      Except for the Certificates, if any, of a given series purchased by the Seller, each class of Certificates will initially be represented by one or more Certificates registered in the name of the Depository, except as set forth below. See "Certain Information Regarding the Securities - Definitive Securities." Except for the Certificates, if any, of a given series purchased by the Seller, the Certificates will be available for purchase in minimum denominations specified in the related Prospectus Supplement, or if not so specified, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. Certificates may be issued in book-entry form or as Definitive Certificates and if not otherwise specified in the related Prospectus Supplement will be available in book-entry form only. As to the Certificates issued in book-entry form, the Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any series that are not purchased by the Seller. Unless and until Definitive Certificates are issued in replacement for book-entry Certificates under the limited circumstances described herein or in the related Prospectus Supplement, no Certificate Owner (other than the Seller) will be entitled to receive a physical certificate representing a Certificate. See "Certain Information Regarding the Securities-
Definitive Securities." As to Certificates issued in book-entry form, all references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Securities--Book-Entry Registration" and "-Definitive Securities".
Any Certificates of such series owned by the Seller or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements-Insolvency Event").

Distributions of Principal and Interest

      The timing and priority of distributions, seniority, allocations of losses, Certificate Rate and amount of or method of determining distributions with respect to principal and interest of each class of Certificates will be described in the related Prospectus Supplement. Distributions of interest on such Certificates other than certain Strip Certificates will be made on the dates specified in the related Prospectus Supplement (each, a "Distribution Date") and will be made prior to distributions with respect to principal of such Certificates. To the extent provided in the related Prospectus Supplement, a series may include one or more classes of Strip Certificates entitled to (i) distributions in respect of principal with disproportionate, nominal or no interest distributions, or (ii) interest distributions with disproportionate, nominal or no distributions in respect of principal. Each class of Certificates may have a different Certificate Rate, which may be a fixed, variable or adjustable Certificate Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Certificate Rate for each class of Certificates of a given series or the method for determining such Certificate Rate. See also "Certain Information Regarding the Securities-Fixed Rate Securities" and "-Floating Rate Securities". If a series of Securities includes classes of Notes, such Notes and Certificates will be issued by the same Trust and payable from the same Trust property, to the extent specified in the related Prospectus Supplement, distributions in respect of the Certificates of such series will be subordinate to payments in respect of the Notes of such series as more fully described in the related Prospectus Supplement. Distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all the Certificateholders of such class.

      In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement.


              CERTAIN INFORMATION REGARDING THE SECURITIES

Fixed Rate Securities

      Each class of Securities (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the related Prospectus Supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Certificate Rate, as the case may be, specified in the related Prospectus Supplement. Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year of twelve 30-day months or on such other day count basis as is specified in the applicable Prospectus Supplement. See "Description of the Notes-Principal and Interest on the Notes" and "Description of the Certificates- Distributions of Principal and Interest".

Floating Rate Securities

      Each class of Floating Rate Securities will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Securities, "Interest Reset Period") at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.

      The applicable Prospectus Supplement will designate a Base Rate for a given Floating Rate Security based on the London interbank offered rate ("LIBOR"), commercial paper rates, Federal funds rates, U.S. Government treasury securities rates, negotiable certificates of deposit rates or another rate as set forth in such Prospectus Supplement.

      As specified in the applicable Prospectus Supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

      Each Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Securities issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Securities of a given series, which may be either the Trustee or Indenture Trustee with respect to such series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. All percentages resulting from any calculation of the rate of interest on a Floating Rate Security will be rounded, if necessary, in the manner specified in the related Prospectus Supplement or, if not so specified to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

Book-Entry Registration

      With respect to each class of Securities of a given series issued in book-entry form, Securityholders may hold their Securities through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems. DTC's Nominee will hold the global Securities. Cedel and Euroclear will hold omnibus positions on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositories (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. For additional information regarding clearance and settlement procedures see Annex I hereto.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities for its Participants ("DTC Participants") and facilitates the clearance and settlement among DTC Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic book-entry changes in DTC Participants' accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and DTC Participants are on file with the Securities and Exchange Commission.

      Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

      Because of time-zone differences, credits of securities in Cedel or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant Cedel Participant or Euroclear Participant on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

      Purchases of Securities under the DTC system must be made by or through DTC Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual Security Owner is in turn to be recorded on the DTC Participants' and Indirect Participants' records. Security Owners will not receive written confirmation from DTC of their purchase, but Security Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect Participant through which the Security Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of DTC Participants acting on behalf of Security Owners. Security Owners will not receive certificates representing their ownership interest in Securities, except in the event that use of the book-entry system for the Securities is discontinued. Except to the extent Seller holds Certificates with respect to any series of Securities, it is anticipated that the only "Securityholder", "Noteholder" and "Certificateholder" will be DTC's Nominee. Note Owners will not be recognized by each Indenture Trustee as Noteholders, as such term is used in each Indenture, and Note Owners will be permitted to exercise the rights of Noteholders only indirectly through DTC and DTC Participants.
Similarly, Certificate Owners will not be recognized by each Trustee as Certificateholders as such term is used in each Trust Agreement or Pooling and Servicing Agreement, and Certificate Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and DTC Participants.

      To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC are registered in the name of DTC's Nominee. The deposit of Securities with DTC and their registration in the name of DTC's Nominee effects no change in beneficial ownership. DTC has no knowledge of the actual Security Owners of the Securities; DTC's records reflect only the identity of the DTC Participants to whose accounts such Securities are credited, which may or may not be the Security Owners. The DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect Participants, and by DTC Participants and Indirect Participants to Security Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Neither DTC nor DTC's Nominee will consent or vote with respect to Securities. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns DTC's Nominees's consenting or voting rights to those DTC Participants to whose accounts the Securities are credited on the record date (identified in a listing attached thereto).

      Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Participants' accounts on the applicable Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such Distribution Date. Payments by DTC Participants to Security Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name" and will be the responsibility of such DTC Participant and not of DTC, the related Indenture Trustee or the related Trustee, as applicable (the "Applicable Trustee") or the Seller, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Applicable Trustee, disbursement of such payments to DTC Participants shall be the responsibility of DTC, and disbursement of such payments to Security Owners shall be the responsibility of DTC Participants and Indirect Participants. Under a book-entry format, Securityholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Applicable Trustee to DTC's Nominee. DTC will forward such payments to DTC Participants which thereafter will forward them to Indirect Participants or Security Owners.

      Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

      DTC has advised the Seller that it will take any action permitted to be taken by a Noteholder under the related Indenture or a Certificateholder under the related Trust Agreement or Pooling and Servicing Agreement only at the direction of one or more DTC Participants to whose accounts with DTC the applicable Notes or Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

      The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Seller believes to be reliable, but the Seller takes no responsibility for the accuracy thereof.

      Cedel Bank, societe anonyme ("Cedel") is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 32 currencies, including United States dollars. Cedel provides to its Cedel Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel interfaces with domestic markets in several countries. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute. Cedel Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriters of any series of Securities. Indirect access to Cedel is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel Participant, either directly or indirectly.

      The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in 25 countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, Societe Cooperative, a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative Board establishes policy for the Euroclear System. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the underwriters of any series of Securities. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions with respect to Securities held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences." Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under a related Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

      Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. Under such circumstances, in the event that a successor securities depository for DTC is not obtained, Definitive Securities are required to be printed and delivered. The Seller may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Definitive Securities will be delivered to Securityholders. See "-Definitive Securities."

      NONE OF THE TRUST, THE SELLER, THE BANK, THE SERVICER, ANY SUBSERVICER, ANY APPLICABLE TRUSTEE NOR ANY OF THE UNDERWRITERS WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO ANY DTC PARTICIPANTS, CEDEL PARTICIPANTS OR EUROCLEAR PARTICIPANTS OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT, (2) THE PAYMENT BY DTC, CEDEL, EUROCLEAR OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY SECURITY OWNER IN RESPECT OF THE PRINCIPAL BALANCE OF, OR INTEREST ON, THE SECURITIES, (3) THE DELIVERY BY ANY DTC PARTICIPANT, CEDEL PARTICIPANT, OR EUROCLEAR PARTICIPANT OF ANY NOTICE TO ANY SECURITY OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE APPLICABLE AGREEMENTS TO BE GIVEN TO SECURITYHOLDERS OR (4) ANY OTHER ACTION TAKEN BY DTC OR DTC'S NOMINEE AS THE SECURITYHOLDER.

Definitive Securities

      With respect to any series of Notes and any series of Certificates issued in book-entry form, such Notes or Certificates will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and collectively referred to herein as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, if the related Prospectus Supplement so provides with respect to the initial issuance of any such Securities thereunder and, if the related Prospectus Supplement does not so provide, only if (i) Seller advises the related Trustee that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Trustee is unable to locate a qualified successor, (ii) the Seller at its option, advises the related Trustee that it elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default or a Servicer Termination Event with respect to such Securities, holders representing at least a majority of the outstanding principal amount of the Notes or the Certificates, as the case may be, of such series advise the Applicable Trustee and DTC through its Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes or Certificates is no longer in the best interest of the holders of such Securities.

      Upon the occurrence of any event described in the immediately preceding paragraph, the Applicable Trustee will be required to notify all applicable Security Owners of a given series through Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing the corresponding Securities and receipt of instructions for re-registration, the Applicable Trustee will reissue such Securities as Definitive Securities to such Securityholders.

      Distributions of principal of, and interest on, Definitive Securities will be made by the Applicable Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable record date specified for such Securities in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the Applicable Trustee. The final payment on any such Definitive Security, however, will be made only upon presentation and surrender of such Definitive Security at the office or agency specified in the notice of final distribution to the applicable Securityholders.

      Definitive Securities will be transferable and exchangeable at the offices of the Applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the Applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

List of Securityholders

      Three or more holders of the Notes of a given series or one or more holders of such Notes evidencing not less than 25% of the aggregate outstanding principal balance of such Notes may, by written request to the related Indenture Trustee, obtain access to the list of all Noteholders of such series maintained by such Indenture Trustee for the purpose of communicating with other Noteholders with respect to their rights under the related Indenture or under such Notes. Unless Definitive Notes have been issued, the only "Noteholder" appearing on the list maintained by the related Indenture Trustee will be Cede, as nominee for DTC. In such circumstances, any Note Owner wishing to communicate with other Note Owners will not be able to identify those Note Owners through the Indenture Trustee and instead will have to attempt to identify them through DTC and its Participants or such other means as such Note Owner may find available.

      Three or more holders of the Certificates of a given series or one or more holders of such Certificates evidencing not less than 25% of the Certificate Balance of such Certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders of such series maintained by such Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under such Certificates. Unless Definitive Certificates have been issued, the only "Certificateholder" appearing on the list maintained by the related Trustee will be Cede, as nominee for DTC. In such circumstances, any Certificate Owner wishing to communicate with other Certificate Owners will not be able to identify those Certificate Owners through the Trustee and instead will have to attempt to identify them through DTC and its Participants or such other means as such Certificate Owner may find available.

Reports to Securityholders

      With respect to each series of Securities, on or prior to each Payment Date or Distribution Date, as applicable, the Servicer will prepare and provide to the related Trustee a statement to be delivered to the related Securityholders. With respect to each series of Securities, each such statement to be delivered to Noteholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Notes of such series with respect to such Payment Date or the period since the previous Payment Date, as applicable, and each such statement to be delivered to Certificateholders will include (to the extent applicable) the following information (and any other information so specified in the related Prospectus Supplement) as to the Certificates of such series with respect to such Distribution Date or the period since the previous Distribution Date, as applicable:

           (i) the amount of the distribution allocable to principal of each class of such Notes and to the Certificate Balance of each class of such Certificates;

           (ii) the amount of the distribution allocable to interest on or with respect to each class of Securities of such series;

           (iii) the amount of the distribution allocable to draws from the Reserve Account (if any), any Yield Supplement Account or payments in respect of any other credit or cash flow enhancement arrangement;

           (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

           (v) the aggregate outstanding principal balance and the Note Pool Factor for each class of such Notes, and the Certificate Balance and the Certificate Pool Factor for each class of such Certificates, each after giving effect to all payments reported under clause (i) above on such date;

           (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period or Collection Periods, as the case may be;

           (vii) the Interest Rate or Certificate Rate for the next period for any class of Notes or Certificates of such series with variable or adjustable rates;

          (viii) the amount of the aggregate realized losses, if any, for the preceding Collection Period;

           (ix) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the related Prospectus Supplement), if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

           (x) the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such Collection Period;

           (xi) the balance of any Yield Supplement Account or the Reserve Account (if any) on such date, after giving effect to changes therein on such date;

           (xii) for each such date during the Funding Period (if any), the remaining Pre-Funded Amount;

          (xiii) for the first such date that is on or immediately following the end of the Funding Period (if any), the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on the Securities of such series; and

           (xiv) the amount of Advances on such date.

     Each amount set forth pursuant to subclauses (i), (ii), (vi) and (ix) with respect to the Notes or the Certificates of any series will be expressed as a dollar amount per $1,000 of the initial principal balance of such Notes or the initial Certificate Balance of such Certificates, as applicable.

     Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the Applicable Trustee will mail to each person who at any time during such calendar year has been a Securityholder with respect to such Trust and received any payment thereon a statement containing certain information for the purposes of such Securityholder's preparation of federal income tax returns. See "Federal Income Tax Consequences".

Funding Period or Revolving Period

     If specified in the related Prospectus Supplement, during a Funding Period and/or Revolving Period, the Pre-Funding Account and/or Revolving Account will be maintained as a trust account in the name of the Applicable Trustee. The Pre-Funded Amount will initially equal the amount specified in the related Prospectus Supplement, which may be up to 100% of the aggregate principal amount of the series of Securities offered thereunder. During the Funding Period, the Pre-Funded Amount will be reduced by the amount thereof used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, and the amounts thereof deposited in the Reserve Account in connection with the purchase of such Subsequent Receivables.

     Prior to being used to purchase Subsequent Receivables or paid to the Noteholders and Certificateholders, the Pre-Funded Amount and amounts or deposit in the Revolving Account will be invested from time to time in Eligible Investments other than, in the case of a Pre-Funding Account, money market funds. See "Description of the Transfer and Servicing Agreements-Accounts."

     If specified in the related Prospectus Supplement for a Trust that issues Notes, during a Revolving Period, the Applicable Trustee will deposit in the related Revolving Account the principal collections on the related Receivables as described above. In addition, on each Distribution Date or Payment Date, as applicable, during the Revolving Period, the applicable Trustee will deposit in the related Revolving Account any other amount described in the related Prospectus Supplement. Funds on deposit in a Revolving Account will be withdrawn from time to time during the related Revolving Period for delivery to the Seller in exchange for the transfer and assignment of Subsequent Receivables to the related Trust in the manner specified in the related Prospectus Supplement. In addition, on the Distribution Date or Payment Date, as applicable, following the end of the related Revolving Period, the Applicable Trustee will transfer the amount, if any, on deposit in the related Revolving Account at the close of business on the last day of such Revolving Period, less any investment earnings on deposit therein, to the related Collection Account for distribution to the related Securityholders on such Distribution Date or Payment Date.
In addition, on each Distribution Date or Payment Date, as applicable, during the related Revolving Period, the Applicable Trustee will transfer to the related Collection Account for distribution to the related Securityholders on such Distribution Date or Payment Date the amount, if any, by which the amount on deposit in the related Revolving Account at the close of business on the last day of the preceding calendar month, less any investment earnings on deposit therein, exceeds the maximum permitted Revolving Account balance specified in the related Prospectus Supplement.


          DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

     The following summary describes the material terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Seller and the Servicer will agree to service such Receivables and each Trust Agreement (in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and Certificates will be issued and pursuant to which the Trustee will undertake certain administrative duties with respect to a Trust that issues Notes (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.

Sale and Assignment of Receivables

     Prior to or at the time of issuance of the Securities of a given
Trust, pursuant to a related Purchase Agreement, each Affiliate will sell and assign to the Seller, without recourse, its entire interest in the Initial Receivables, if any, of the related Receivables Pool, including its security interests in the related Financed Vehicles. The Seller will, if so specified in the related Prospectus Supplement, transfer and assign to the Applicable Trustee, without recourse, pursuant to a Transfer and Servicing Agreement, its entire interest in the Initial Receivables, if any, of the related Receivables Pool, including its security interests in the related Financed Vehicles. The Trustee will not independently verify the existence and qualification of any Receivables. The Trustee will, concurrently with such sale and assignment, execute, authenticate, and deliver the related Notes and/or Certificates to the Seller in exchange for the Receivables.
Each such Receivable will be identified in a schedule delivered pursuant to such Transfer and Servicing Agreement (a "Schedule of Receivables"). The net proceeds received by the Seller from the sale of the Certificates and the Notes of a given series will be applied to the purchase of the related Receivables from each Affiliate and, to the extent specified in the related Prospectus Supplement, to the repayment of any Warehouse Financing or deposit of the Pre-Funded Amount into the Pre-Funding Account and to make any required initial deposit in any Reserve Account. The related Prospectus Supplement for a given Trust will specify whether, and the terms, conditions and manner under which, Subsequent Receivables will be sold by the Seller to the applicable Trust from time to time during any Funding Period on each date specified as a transfer date in the related Prospectus Supplement (each, a "Subsequent Transfer Date").

     The purchase price for the Receivables purchased by the Trust from the Seller and by the Seller from any Affiliate may be more or less than the aggregate principal balance thereof. If any Receivables are purchased for a purchase price less than their respective principal balances, a portion of the collections or proceeds in respect of principal from such Receivables may be deemed collections or proceeds in respect of interest on such Receivables for the purposes of allocating distributions on the Securities.

     If so specified in the related Prospectus Supplement, a Trust may acquire Initial Receivables pursuant to "warehousing" financing arrangements entered into prior to the issuance by that Trust of any Securities offered hereby. It will be a condition to the issuance of Securities by any such Trust that any Warehouse Financing be repaid in full, and any related security interests released, at or prior to the time of such issuance.

     In each Purchasing Agreement, each Affiliate will represent and warrant to the Seller and in each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will represent and warrant to the applicable Trust, among other things, that: (i) the information provided in the related Schedule of Receivables is correct in all material respects; (ii) the Obligor on each related Receivable is required to maintain physical damage insurance covering the Financed Vehicle; (iii) as of the applicable Closing Date or the applicable Subsequent Transfer Date, if any, to the best of its knowledge, the Financed Vehicle securing the related Receivable is free and clear of all security interests, liens, charges and encumbrances that are or may be prior to the lien granted by such Receivable; (iv) as of the Closing Date or the applicable Subsequent Transfer Date, if any, each of such Receivables is owned by Seller free and clear of any lien and is secured by a first perfected security interest in favor of the Seller in the Financed Vehicle; (v) each related Receivable, at the time it was originated, complied and, as of the Closing Date or the applicable
Subsequent Transfer Date, if any, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws; and
(vi) any other representations and warranties that may be set forth in the related Prospectus Supplement.

     As of the last day of the month that includes the sixtieth day (or if the Seller elects, the thirtieth day) following the discovery by or notice to the Seller of a breach of any representation or warranty of the Seller that materially and adversely affects the interests of the related Trust in any Receivable, the Seller, unless the breach is cured, will repurchase such Receivable from such Trust at a price equal to the amount that would be required to be paid by the related Obligor on such date to prepay such Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any (the "Purchase Amount"). The repurchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee and any Noteholders or Indenture Trustee in respect of such Trust for any such uncured breach.

     Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, to assure uniform quality in servicing the Receivables and to reduce administrative costs, the Seller and each Trust will designate the Servicer or an Affiliate as custodian to maintain possession, as such Trust's agent, of the related motor vehicle retail installment sales contract or promissory note and security agreement and any other documents relating to the Receivables. The Receivables will not be segregated, stamped or otherwise marked to indicate that they have been sold to the related Trust. The accounting records and computer systems of each Affiliate, the Servicer and the Seller will reflect the sales and assignments of the related Receivables to the Seller or a Trust, as applicable, and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. If through inadvertence or otherwise, another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust. See "Certain Legal Aspects of the Receivables-Security Interest in Vehicles."

Accounts

     With respect to each Trust that issues Notes, the Servicer will establish and maintain with the related Indenture Trustee one or more accounts, in the name of the Indenture Trustee on behalf of the related Noteholders and Certificateholders, into which all payments made on or with respect to the related Receivables will be deposited (the "Collection Account"). The Servicer will establish and maintain with such Indenture Trustee an account, in the name of such Indenture Trustee on behalf of such Noteholders, into which amounts released from the Collection Account and any Pre-Funding Account, Revolving Account, Reserve Account or other credit enhancement for payment to such Noteholders will be deposited and from which all distributions to such Noteholders will be made (the "Note Distribution Account"). The Servicer will establish and maintain with the related Trustee one or more accounts, in the name of such Trustee on behalf of such Certificateholders, into which amounts released from the Collection Account and any Pre-Funding Account, Revolving Account, Reserve Account or other credit or cash flow enhancement for distribution to such Certificateholders will be deposited and from which all distributions to such Certificateholders will be made (each, a "Certificate Distribution Account"). With respect to each Trust that does not issue Notes, the Servicer will also establish and maintain the Collection Account and any other Trust Account in the name of the related Trustee on behalf of the related Certificateholders.

     If so provided in the related Prospectus Supplement, the Servicer will establish an additional account (the "Payahead Account"), into which, to the extent required by the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, early payments by or on behalf of Obligors on Precomputed Receivables which do not constitute scheduled payments, full prepayments, nor certain partial prepayments that result in a reduction of the Obligor's periodic payment below the scheduled payment as of the applicable Cutoff Date ("Payaheads") will be deposited until such time as the payment falls due. Until such time as payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the applicable Noteholders or Certificateholders. For each Trust that issues Notes, the Payahead
Account will initially be maintained with and in the name of the applicable Indenture Trustee. With respect to each Trust that does not issue Notes, the Servicer will establish and maintain with the related Trustee the Payahead Account in the name of such Trustee. So long as the Bank is the Servicer and provided that (i) there exists no Servicer Termination Event and (ii) each other condition to holding Payaheads as may be required by the applicable Sale and Servicing Agreement or Pooling and Servicing Agreement is satisfied, Payaheads may be retained by the Servicer until the applicable Payment Date or Distribution Date.

     Any other accounts to be established with respect to a Trust, including any Pre-Funding Account, Revolving Account, Yield Supplement Account (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Account") or Reserve Account, will be described in the related Prospectus Supplement.

     For any series of Securities, funds in the Collection Account, the Note Distribution Account, the Certificate Distribution Account(s) and any Pre-Funding Account, Revolving Account, Reserve Account and other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments.

     "Eligible Investments" (except as set forth in clause (g) below) consist of book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence: (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America; (b) demand deposits, time deposits or certificates of deposit of any depository institution (including the Seller or any affiliate of the Seller) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (but excluding depository receipts issued by any such institution or trust company); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a short term unsecured debt rating acceptable to the Rating Agencies; (c) commercial paper (including commercial paper of the Seller or any affiliate of the Seller) having, at the time of the investment or contractual commitment to invest therein, a short term unsecured debt rating acceptable to the Rating Agencies; (d) investments in money market funds (including funds for which the Seller, Indenture Trustee or Trustee or any of their respective affiliates is investment manager or advisor) having a rating acceptable to the Rating Agencies; (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above; [(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;] (g) Motor Vehicle Loans; and (h) any other investment which would not cause either Rating Agency to downgrade or withdraw its then current rating of any class of Notes or the Certificates. Investments of the types described in clauses (d) and (h) above will be "Eligible Investments" only so long as making such investments will not require the related Trust to register as an investment company under the Investment Company Act of 1940, as amended.

     Eligible Investments generally are limited to obligations or securities that mature on or before the date of the next distribution for such series. However, to the extent permitted by the Rating Agencies, funds in any Reserve Account may be invested in securities that will not mature prior to the date of the next distribution with respect to such Certificates or Notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Account at any time may be less than the balance of the Reserve Account. If the amount required to be withdrawn from any Reserve Account to cover shortfalls in collections on the related Receivables (as provided in the related Prospectus Supplement) exceeds the amount of cash in the Reserve Account, a temporary shortfall in the amounts distributed to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates of such series. To the extent specified in the related Prospectus Supplement, investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), will be either deposited in the applicable Collection Account on each Distribution Date and shall be treated as collections of interest on the related Receivables or distributed to the Servicer and not be treated as collections on the Receivables or otherwise be available for Noteholders or Certificateholders.

     The Trust Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (x) a segregated account with an Eligible Institution or (y) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. "Eligible Institution" means, with respect to a Trust, (a) the corporate trust department of the related Indenture Trustee or the related Trustee, as applicable, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), in each case (i) which has either
(A) a long-term unsecured debt rating acceptable to the Rating Agencies or
(B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

Servicing Procedures

     The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow such collection procedures as it follows with respect to comparable motor vehicle retail installment sales contracts and promissory note and security agreements it services for itself or others. Consistent with its customary procedures, the Servicer may, in its discretion, arrange with the Obligor on a Receivable to extend or modify the payment schedule, but no such arrangement will, for purposes of any Sale and Servicing Agreement or Pooling and Servicing Agreement, modify the principal balance or Interest Rate of any Receivable or modify any Receivable if such amendment or modification would extend the final payment date of any Receivable beyond the Final Scheduled Maturity Date. Some of such arrangements may result in the Servicer purchasing the Receivable for the Purchase Amount. See "Risk Factors-Risk of Prepayment and Possible Adverse Effect on Yield." The Servicer may sell the Financed Vehicle securing the respective Receivable at public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables".

     Pursuant to the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the Bank, as Servicer, has the right to delegate any or all of its responsibilities and obligations as Servicer to any of its affiliates and to delegate specific duties to third-party service providers who are in the business of performing such duties. The Bank intends to delegate to certain Affiliates responsibilities and obligations as Servicer with respect to Receivables acquired by the Seller from such Affiliates. Notwithstanding any delegation of its responsibilities and obligations to any other entity, the Servicer will continue to be liable for all its servicing obligations under the applicable Sale and Servicing Agreement or Pooling and Servicing Agreement as if the Servicer alone were servicing the Receivables.

Collections

     With respect to each Trust, the Servicer will deposit all payments on the related Receivables received from Obligors and all proceeds of the related Receivables collected during each collection period specified in the related Prospectus Supplement (each, a "Collection Period") into the related Collection Account not later than two business days after receipt. However, so long as the Bank is the Servicer and provided that (i) there exists no Servicer Termination Event and (ii) each other condition to making monthly deposits as may be required by the related Sale and Servicing Agreement or Pooling and Servicing Agreement is satisfied, the Servicer may retain such amounts until the Business Day (as defined in the related Prospectus Supplement) prior to the applicable Distribution Date or Payment Date. The Servicer or the Seller, as the case may be, will remit the aggregate Purchase Amount of any Receivables to be purchased from a Trust to the related Collection Account on the Business Day prior to the applicable Distribution Date or Payment Date. Pending deposit into the Collection Account, collections may be employed by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. To the extent set forth in the related Prospectus Supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Purchase Amount with respect to Receivables purchased by the Servicer.

     If so provided in the related Prospectus Supplement, to the extent the collections on a Precomputed Receivable for a Collection Period are less than the scheduled payment, the amount of Payaheads made on such Precomputed Receivable not previously applied (the "Payahead Balance"), if any, with respect to such Precomputed Receivable shall be applied by the Servicer to the extent of the shortfall. In addition, if so provided in the related Prospectus Supplement, on or before the business day prior to each applicable Distribution Date or Payment Date, the Servicer shall deposit into the related Collection Account an amount generally equal to the lesser of (a) the excess, if any, of (i) the amount of interest that would be expected to be received on the Receivables (other than Non-Defaulted Receivables) during the related Collection Period over (ii) the actual interest collected by the Servicer during such Collection Period minus unreimbursed prior Advances and (b) the amount (if any) by which (i) the sum of any unpaid Servicing Fees for the related Collection Period and all prior Collection Periods and the amount of interest distributable to Securityholders on the following Distribution Date exceeds (ii) an amount equal to the actual interest collected by the Servicer during such Collection Period minus unreimbursed prior Advances. No advances of principal will be made with respect to the Receivables. The Servicer will be entitled to be reimbursed for outstanding Advances on the Distribution Date in the following month to the extent of Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of funds available in the Reserve Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable from the following month's collections of interest and the funds in the Reserve Account.

Servicing Compensation and Payment of Expenses

     On each Distribution Date, the Servicer will be entitled to receive the Servicing Fee for the related Collection Period in an amount generally equal to a specified percentage per annum (as set forth in the related Prospectus Supplement, the "Servicing Fee Rate") of the Pool Balance as of the first day of such Collection Period (the "Servicing Fee"). If it is acceptable to each Rating Agency without a reduction in the rating of any of the Securities, the Servicing Fee in respect of a Collection Period (together with any portion of a Servicing Fee that remains unpaid from prior Distribution Dates) at the option of the Servicer may be paid at or as soon as possible after the beginning of such Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

     The Servicer will also collect and retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges ("Supplemental Servicing Fees") allowed by applicable law with respect to the related Receivables and will be entitled to reimbursement from such Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's customary practices and procedures. To the extent specified in the related Prospectus Supplement, Supplemental Servicing Fees will include investment earnings on investments of funds deposited in the Trust Accounts and other accounts with respect to a Trust.

     The Servicing Fee and Supplemental Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle receivables as an agent for its beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending billing information to Obligors, reporting tax information to Obligors, paying costs of collections and disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, including making Advances, accounting for collections and furnishing monthly and annual statements to the related Trustee and Indenture Trustee with respect to distributions and generating federal income tax information for such Trust and for the related Noteholders and Certificateholders. The Servicing Fee also will reimburse the Servicer for certain taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.

Distributions

     With respect to each series of Securities, beginning on the Payment Date or Distribution Date, as applicable, specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each class of such Securities entitled thereto will be made by the Applicable Trustee to the Noteholders and the Certificateholders of such series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all distributions to each class of Certificateholders of such series will be set forth in the related Prospectus Supplement.

     With respect to each Trust, on each Payment Date and Distribution Date, as applicable, collections on the related Receivables will be transferred from the Collection Account to the Note Distribution Account for distribution to Noteholders, if any, and to each Certificate Distribution Account for distribution to Certificateholders to the extent provided in the related Prospectus Supplement. Credit enhancement, such as a Reserve Account, will be available to cover any shortfalls in the amount available for distribution on such date to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, distributions in respect of principal of a class of Securities of a given series will be subordinate to distributions in respect of interest on such class, and distributions in respect of one or more classes of Certificates of such series may be subordinate to payments in respect of Notes, if any, of such series or other classes of Certificates of such series.

Credit and Cash Flow Enhancement

     The amounts and types of credit and cash flow enhancement arrangements and the provider thereof, if applicable, with respect to each class of Securities of a given series, if any, will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Accounts, over-collateralization, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, guaranteed rate agreements, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the related Prospectus Supplement, credit or cash flow enhancement for a class of Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

     The presence of a Reserve Account and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of such class or series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. The credit enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon except to the extent so specified in the related Prospectus Supplement. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of credit enhancement covers more than one series of Securities, Securityholders of any such series will be subject to the risk that such credit enhancement will be exhausted by the claims of Securityholders of other series.

     Reserve Account. If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will establish for a series or class of Securities an account, as specified in the related Prospectus Supplement (the "Reserve Account"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. The Reserve Account will be funded by an initial deposit on the Closing Date in the amount (if any) set forth in the related Prospectus Supplement and, if the related series has a Funding Period, will also be funded on each Subsequent Transfer Date to the extent described in the related Prospectus Supplement. To the extent described in the related Prospectus Supplement, the amount (if any) on deposit in the Reserve Account will be increased on each Distribution Date or Payment Date thereafter up to the Specified Reserve Account Balance (as defined in the related Prospectus Supplement) by the deposit therein of the amount of collections on the related Receivables remaining on each such Distribution Date or Payment Date after the payment of all other required payments and distributions on such date. The related Prospectus Supplement will describe the circumstances and manner under which distributions may be made out of the Reserve Account, either to holders of the Securities covered thereby or to the Seller.

     The Seller may at any time, without consent of the Securityholders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account provided that (i) the Rating Agencies confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of Securities, (ii) the Seller provides to the applicable trustee and any Indenture Trustee an opinion of counsel from independent counsel that such action will not cause the related Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and
(iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by the Seller.

     Yield Supplement Account; Yield Supplement Agreement. If so provided in the related Prospectus Supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Affiliates, the Seller or another person will enter into a Yield Supplement Agreement (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Agreement") pursuant to which the Affiliates, the Seller or such other person will establish for a series a Yield Supplement Account which will be maintained with the same entity at which the related Collection Account is maintained and, if so specified in the related Prospectus Supplement, will be created with an initial deposit by the Seller. Each Yield Supplement Account will be designed solely to hold funds to be applied by the Indenture Trustee or applicable Trustee to provide payments to Securityholders in respect of Receivables the APR of which is less than the Required Rate (as such term is defined in the related Prospectus Supplement, the "Required Rate").

     On each Distribution Date, the obligor under the Yield Supplement Agreement will pay to the Trust an amount equal to the Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Yield Supplement Amount") in respect of the Receivables for such Distribution Date. If so specified in the Prospectus Supplement, in the event that such obligor defaults on its obligation to make payments under the Yield Supplement Agreement, the related Prospectus Supplement will describe the manner and circumstances in which amounts on deposit on any Distribution Date in the Yield Supplement Account in excess of the Required Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Required Yield Supplement Amount") will be released, and to whom such amounts will be distributed. Monies on deposit in the Yield Supplement Account may be invested in Eligible Investments under the circumstances and in the manner described in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable. If so specified in the related Prospectus Supplement, investment earnings on investment of funds in a Yield Supplement Account will be deposited into such Yield Supplement Account. The related Prospectus Supplement will describe the manner in which any monies remaining on deposit in a Yield Supplement Account upon the termination of the related Trust pursuant to its terms will be released and to whom such amounts will be distributed.

     If a Yield Supplement Account is established with respect to any Trust as to which a Pre-Funding Account has been established, the Seller and the related Indenture Trustee or applicable Trustee will enter into a Yield Supplement Agreement pursuant to which, on each Subsequent Transfer Date, the Seller will deposit into the Yield Supplement Account the Additional Yield Supplement Amount (as such term is defined in the related Prospectus Supplement, the "Additional Yield Supplement Amount") in respect of the related Subsequent Receivables. Each Yield Supplement Agreement will affect only Receivables having an APR less than the related Required Rate.

Net Deposits

     As an administrative convenience if certain conditions acceptable to the Rating Agencies are satisfied, the Servicer will be permitted to make the deposit of collections, aggregate Advances and Purchase Amounts for any Trust for or with respect to the related Collection Period net of distributions to be made to the Servicer for such Trust with respect to such Collection Period. See "-Collections." With respect to any Trust that issues both Certificates and Notes, if the related Payment Dates do not coincide with Distribution Dates, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the Distribution Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on such Distribution Date. Similarly, the Servicer may cause to be made a single, net transfer from the Collection Account to the related Payahead Account, if any, or vice versa. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the Certificateholders with respect to each Trust as if all deposits, distributions, and transfers were made individually.

Statements to Trustees and Trust

     Prior to each Distribution Date with respect to each series of Securities, the Servicer will provide to the applicable Indenture Trustee, if any, and the Applicable Trustee as of the close of business on the last day of the preceding Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such series described under "Certain Information Regarding the Securities - Reports to Securityholders".

Evidence as to Compliance

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer will furnish to the related Trust and Indenture Trustee or Trustee, as applicable, annually a statement of a firm of independent certified public accountants (or other evidence satisfactory to the applicable Rating Agencies) as to compliance by the Servicer during the preceding twelve months (or, in the case of the first such certificate, from the applicable Closing Date) with certain standards relating to the servicing of the applicable Receivables, the Servicer's accounting records and computer files with respect thereto and certain other matters.

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee or Trustee, as applicable, substantially simultaneously with the delivery of such accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first such certificate, from the Closing Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default. The Servicer has agreed to give each Indenture Trustee and each Trustee notice of certain Servicer Termination Events under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

     Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the Applicable Trustee at the appropriate address set forth in the Prospectus Supplement.

Certain Matters Regarding the Servicer

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon determination that the Servicer's performance of such duties is no longer permissible under applicable law. No such resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer, has assumed the Servicer's servicing obligations and duties under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees and agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to such Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties thereunder or by reason of reckless disregard of its obligations and duties thereunder. In addition, each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under such Sale and Servicing Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

     Under the circumstances specified in each Sale and Servicing Agreement and Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer or, with respect to its obligations as Servicer, any corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Norwest Corporation, which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

Servicer Termination Events

     "Servicer Termination Events" under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to deliver to the Applicable Trustee for deposit in any of the Trust Accounts any required payment or to direct the Applicable Trustee to make any required distributions therefrom, which failure continues unremedied for five business days after written notice from the Applicable Trustee is received by the Servicer or after discovery of such failure by the Servicer, (ii) any failure by the Servicer duly to observe or perform in any material respect any other covenant or agreement in such Sale and Servicing Agreement or Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders or the Certificateholders of the related series and which continues unremedied for 60 days after the giving of written notice of such failure (A) to the Servicer by the Applicable Trustee or (B) to the Servicer and to the Applicable Trustee by holders of Notes or Certificates of such series, as applicable, evidencing not less than 25% in principal amount of such outstanding Notes or of such Certificate Balance (or, in either case, for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Servicer delivers an officer's certificate to the Applicable Trustee to such effect and to the effect that Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); and (iii) the occurrence of an Insolvency Event with respect to the Servicer. "Insolvency Event" means, with respect to any person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such person and certain actions by such person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations.

Rights Upon Servicer Termination Events

     In the case of any Trust that has issued Notes, as long as a Servicer Termination Event under a Sale and Servicing Agreement remains unremedied, the related Indenture Trustee or holders of Notes of the related series evidencing greater than 50% of the principal amount of such Notes then outstanding may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement, whereupon such Indenture Trustee or a successor servicer appointed by such Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the case of any Trust that has not issued Notes, as long as a Servicer Termination Event under the related Sale and Servicing Agreement remains unremedied, the related Trustee or holders of Certificates of the related series evidencing greater than 50% of the principal amount of such Certificates then outstanding may terminate all the rights and obligations of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement, whereupon such Trustee or a successor servicer appointed by such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a conservator, receiver or similar official has been appointed for the Servicer, and no Servicer Termination Event other than such appointment has occurred, such official may have the power to prevent such Indenture Trustee, such Noteholders, such Trustee or such Certificateholders from effecting a transfer of servicing. In the event that such Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor with a net worth of at least $50,000,000 and whose regular business includes the servicing of motor vehicle receivables. Such Indenture Trustee or Trustee may make such arrangements for compensation to be paid, which in no event may be greater than the servicing compensation to the Servicer under such Sale and Servicing Agreement or Pooling and Servicing Agreement.

Waiver of Past Servicer Termination Events

     With respect to each Trust that has issued Notes, the holders of Notes evidencing at least a majority in principal amount of the then outstanding Notes of the related series (or the holders of the Certificates of such series evidencing not less than a majority of the outstanding Certificate Balance, in the case of any Servicer Termination Event which does not adversely affect the related Indenture Trustee or such Noteholders) may, on behalf of all such Noteholders and Certificateholders, waive any Servicer Termination Event by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Termination Event in making any required deposits to or payments from any of the Trust Accounts in accordance with such Sale and Servicing Agreement. With respect to each Trust that has not issued Notes, holders of Certificates of such series evidencing not less than a majority of the principal amount of such Certificates then outstanding may, on behalf of all such Certificateholders, waive any Servicer Termination Event by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, except a Servicer Termination Event in making any required deposits to or payments from the related Trust Accounts in accordance with such Sale and Servicing Agreement or Pooling and Servicing Agreement. No such waiver will impair such Noteholders' or Certificateholders' rights with respect to subsequent defaults.

Amendment

     Each of the Transfer and Servicing Agreements may be amended by the parties thereto, without the consent of the related Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Trustee or Indenture Trustee, as applicable, materially and adversely affect the interest of any such Noteholder or Certificateholder. The Transfer and Servicing Agreements may also be amended by the Seller, the Servicer, the related Trustee and any related Indenture Trustee with the consent of the holders of Notes evidencing at least a majority in principal amount of then outstanding Notes, if any, of the related series and the holders of the Certificates of such series evidencing at least a majority of the Certificate Balance of such Certificates then outstanding, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Transfer and Servicing Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or Certificates of such series which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes or Certificates, as the case may be, of such series.

     Additionally, each of the Transfer and Servicing Agreements may be amended by the parties thereto at the direction of the Seller or Servicer without the consent of any of the Securityholders (i) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of a Trust to qualify as, and to permit an election to be made to cause all or a portion of a Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of the "Small Business Job Protection Act of 1996," H.R. 3448, and, in connection with any such election, to modify or eliminate existing provisions of a Transfer and Servicing Agreement relating to the intended federal income tax treatment of the Securities and the related Trust in the absence of the election or (ii) to enable all or a portion of a Trust to qualify as a partnership for federal income tax purposes under applicable regulations on the classification of entities as partnerships or corporations under the Code adopted as final regulations, and to the extent such regulations eliminate or modify the need therefor, to modify or eliminate existing provisions of a Transfer and Servicing Agreement relating to the intended availability of a partnership treatment of the Trust for federal income tax purposes. See "Federal Income Tax Consequences-FASIT Legislation" and "Description of the Transfer and Servicing Agreements-Insolvency Event."
It is a condition to any such amendment that each Rating Agency will have notified the Seller, the Servicer and the Applicable Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Securities with respect to which it is a Rating Agency. The amendment which may be made in connection with any election described above without the consent of Securityholders may include, without limitation, the elimination of any sale of Receivables and termination of each Trust upon the occurrence of an event of receivership or insolvency with respect to the Seller.

     Additionally, each of the Transfer and Servicing Agreements may be amended by the parties thereto at the direction of the Seller or Servicer without the consent of any of the Securityholders (i) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to the Trust of all or any portion of the Receivables to be derecognized under generally accepted accounting principles ("GAAP") by the Seller to the applicable Trust or (b) the applicable Trust to avoid becoming a member of the Seller's consolidated group under GAAP, and (ii) in connection with any such addition, modification or elimination, without limiting the generality of the foregoing clause (i), to cause the Receivables to be transferred by the Seller first to a bankruptcy remote affiliate and from such affiliate to a Trust; provided, however, that it is a condition to any such amendment that
(i) the Seller delivers an officer's certificate to the related Trustee to the effect that such amendment meets the requirements set forth in this paragraph and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding series of Securities under the related Trust.

Insolvency Event

     With respect to a Trust that is not a grantor trust, if an Insolvency Event occurs with respect to the Seller, the related Receivables of such Trust will be liquidated and the Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the related Trustee shall have received written instructions from holders of each class of Notes issued by such Trust representing a majority of the aggregate principal balance of each such class of Notes, holders of Certificates holding a majority of the Certificate Balance (not including the Certificate Balance held by the Seller) and any other persons set forth in the related Prospectus Supplement, to the effect that they disapprove of the liquidation of such Receivables and termination of such Trust.
Promptly after the occurrence of an Insolvency Event with respect to the Seller, notice thereof is required to be given to the Certificateholders and Noteholders; provided that any failure to give such required notice will not prevent or delay termination of such Trust. Upon termination of any Trust, the related Trustee shall, or shall direct the related Indenture Trustee to, promptly sell the assets of such Trust (other than the Trust Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Receivables of such Trust will be treated as collections on such Receivables and deposited in the related Collection Account. With respect to any Trust, if the proceeds from the liquidation of the related Receivables and any amounts on deposit in the Reserve Account (if any), the Payahead Account (if any), the Note Distribution Account (if any) and the Certificate Distribution Account are not sufficient to pay the Notes, if any, and the Certificates of the related series in full, the amount of principal returned to Noteholders and Certificateholders thereof will be reduced and some or all of such Noteholders and Certificateholders will incur a loss.

     The provisions described in the preceding paragraph have been included in the Agreement for reasons related to treatment of a Trust that is not a grantor trust as a partnership for federal income tax purposes. The IRS has issued proposed regulations that, if adopted as final regulations, would make the foregoing provisions unnecessary. The amendment provisions of each of the Transfer and Servicing Agreements, therefore, allow the Seller, the Servicer and the related Trustee to amend such Transfer and Servicing Agreement, without the consent of any of the related Noteholders or Certificateholders, to eliminate such provisions upon (i) the adoption of final regulations whose applicable provisions are substantially the same as the corresponding provisions of the proposed regulations and (ii) the receipt of an opinion that the deletion of such provisions will not adversely affect the ability of such Trust to be characterized as a partnership for federal income tax purposes. The rights of Noteholders and Certificateholders to vote on whether to continue or dissolve a Trust upon the insolvency of the Seller could therefore be eliminated without the consent of the Noteholders and Certificateholders.

     Each Trust Agreement will provide that the applicable Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Seller) of such Trust and the delivery to such Trustee by each such Certificateholder (including the Seller) of a certificate certifying that such Certificateholder reasonably believes that such Trust is insolvent.

Non-Recourse Sale and Assignment

     The Notes of any series will represent obligations solely of, and the Certificates of any series will represent interests solely in, the related Trust and neither the Notes nor the Certificates of any series will be insured or guaranteed by any Affiliate, the Seller, the Servicer, any Trustee, any Indenture Trustee or any other person or entity.

Payment of Notes

     Upon the payment in full of all outstanding Notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of such series will succeed to all the rights of the Noteholders of such series, under the related Sale and Servicing Agreement, except as otherwise provided therein.

Seller Liability

     Under each Trust Agreement, the Seller with respect to the related Trust will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a Certificateholder in the capacity of an investor with respect to such Trust) arising out of or based on the arrangement created by such Trust Agreement as though such arrangement created a partnership under the Delaware Revised Uniform Limited Partnership Act in which Seller was a general partner.

Termination

     With respect to each Trust, the obligations of the Servicer, the Seller, the related Trustee and the related Indenture Trustee, if any, pursuant to the Transfer and Servicing Agreements will terminate upon the earlier of (i) the maturity or other liquidation of the last related Receivable and the disposition of any amounts received upon liquidation of any such remaining Receivables, (ii) the payment to Noteholders, if any, and Certificateholders of the related series of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements and (iii) the occurrence of either event described below.

     In order to avoid excessive administrative expense, each of the Seller and the Servicer will be permitted at its respective option to purchase from each Trust, as of the end of any applicable Collection Period, if the then outstanding Pool Balance with respect to the Receivables held by such Trust is 5% or less of the Initial Pool Balance (as defined in the related Prospectus Supplement, the "Initial Pool Balance"), all remaining related Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of the end of such Collection Period.

     As more fully described in the related Prospectus Supplement, any outstanding Notes of the related series will be redeemed concurrently with either of the events specified above and the subsequent distribution to the related Certificateholders of all amounts required to be distributed to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the Certificates of such series.

Administration Agreement

     The Bank, in its capacity as administrator (the "Administrator"), will enter into an agreement (as amended and supplemented from time to time, an "Administration Agreement") with each Trust that issues Notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. With respect to any such Trust, as compensation for the performance of the Administrator's obligations under the applicable Administration Agreement and as reimbursement for its expenses related thereto, the Administrator will be entitled to a monthly administration fee in an amount equal to such amount as may be set forth in the related Prospectus Supplement (the "Administration Fee"), which fee will be paid by the Seller.


                CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Rights in the Receivables

     The Receivables are "chattel paper" as defined in the UCC. Pursuant to the UCC, a sale of chattel paper is treated in a manner similar to a transaction creating a security interest in chattel paper. The Seller will cause appropriate financing statements to be filed with the appropriate governmental authorities to perfect the interest of the related Trust in its purchase of Receivables from the Seller and in the appropriate jurisdictions in which the Affiliates are located to perfect the interest of the Seller in its purchase of Receivables from the Affiliates.

     Pursuant to the Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable, an Originator will hold the Receivables as custodian for the Applicable Trustee following the sale and assignment of the Receivables to the related Trust. The Seller will take such action as is required to perfect the rights of the Applicable Trustee in the Receivables. The Receivables will not be segregated, stamped or otherwise marked, to indicate that they have been sold to the related Trust. If through inadvertence or otherwise, another party purchases (or takes a security interest in) the Receivables for new value in the ordinary course of business and takes possession of the Receivables without actual knowledge of the related Trust's interest, the purchaser (or secured party) will acquire an interest in the Receivables superior to the interest of the related Trust.

     Under the Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable, the Servicer will be obligated from time to time to take such actions as are necessary to protect and perfect the related Trust's interest in the Receivables and their proceeds.

Security Interest in Vehicles

     Each retail installment sales contract or promissory note and security agreement evidencing a Receivable grants a security interest in the Financed Vehicle under the applicable UCC. Perfection of security interests in automobiles and light duty trucks is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In most states in which the Receivables are originated, a security interest in automobiles and light duty trucks is perfected by notation of the secured party's lien on the vehicles' certificate of title. Each Affiliate takes all actions necessary under the laws of the state in which the financed vehicle is located to perfect its security interest in the financed vehicle securing a retail installment sales contract purchased by it from a Dealer or Direct Loan made by such Affiliate, including, where applicable, having a notation of its lien recorded on such vehicle's certificate of title. Because the Servicer continues to service the contracts and loans, the Obligors on the contracts and loans will not be notified of the sales from an Affiliate to the Seller or from the Seller to the Trust, and no action will be taken to record the transfer of the security interest from an Affiliate to the Seller or from the Seller to the Trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

     Pursuant to each Purchase Agreement, each Affiliate will assign to the Seller its interests in the Financed Vehicles securing the Receivables assigned by that Affiliate to the Seller and, with respect to each Trust, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Seller will assign its interests in the Financed Vehicles securing the related Receivables to such Trust. However, because of the administrative burden and expense, none of the Affiliates, the Seller, the Servicer or the related Trustee will amend any certificate of title to identify either the Seller or such Trust as the new secured party on such certificate of title relating to a Financed Vehicle. Also, each Affiliate will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for the Seller and such Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement. See "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables".

     In most states, an assignment such as that under each Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, by not identifying the related Trust as the secured party on the certificate of title, the security interest of such Trust in the vehicle could be defeated through fraud or negligence. In most states, in the absence of fraud or forgery by the vehicle owner or an Affiliate or administrative error by state or local agencies, the notation of the lien of the applicable Affiliate on the certificates of title will be sufficient to protect the related Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. If there are any Financed Vehicles as to which the Seller failed to obtain and assign to the related Trust a perfected security interest, the security interest of such Trust would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests. Such a failure, however, would constitute a breach of the warranties of the Seller under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of the Seller to repurchase the related Receivable unless the breach is cured. Pursuant to each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Seller will assign such rights to the related Trust. See "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables" and "Risk Factors-Risk of Unenforceable Security Interest in Financed Vehicles."

     Under the laws of most states, the perfected security interest in a vehicle would continue for four months after the vehicle is moved to a state other than the state in which it is initially registered and thereafter until the owner thereof re-registers the vehicle in the new state. A majority of states generally require surrender of a certificate of title to re-register a vehicle. Accordingly, a secured party must surrender possession if it holds the certificate of title to the vehicle or, in the case of a vehicle registered in a state providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party would receive notice of surrender if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing motor vehicle receivables, the applicable Affiliate takes any necessary steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a vehicle, the applicable Affiliate must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer is obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and is obligated to purchase the related Receivable if it fails to do so.

     Under the laws of most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of vehicles by governmental authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Seller will represent to the related Trust that, as of the date the related Receivable is sold to such Trust, each security interest in a Financed Vehicle is or will be prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in such Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or the Certificateholders in respect of a given Trust if such a lien arises or confiscation occurs.

Repossession

     In the event of default by vehicle purchasers, the holder of the motor vehicle retail installment sales contract or Direct Loan has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform self-help repossession unless such act would constitute a breach of the peace. Self-help is the method employed by the Servicer in most cases and is accomplished simply by retaking possession of the financed vehicle. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which he may cure the default prior to repossession. Generally, the right of reinstatement may be exercised on a limited number of occasions in any one-year period. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be repossessed in accordance with that order.

Notice of Sale; Redemption Rights

     The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees, or, in some states, by payment of delinquent installments or the unpaid balance.

Deficiency Judgments and Excess Proceeds

     The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

     Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exists or there are remaining funds, to remit the surplus to the former owner of the vehicle.

Soldiers' and Sailors Civil Relief Act

     The Soldiers' and Sailors Civil Relief Act of 1940 (the "Relief Act") imposes certain limitations upon the actions of creditors with respect to persons serving in the Armed Forces of the United States, and, to a more limited extent, their dependents and guarantors and sureties of debt incurred by such persons. An obligation incurred by a person prior to entering military service cannot bear interest at a rate in excess of 6% during the person's term of military service, unless the obligee petitions a court which determines that the person's military service does not impair his or her ability to pay interest at a higher rate. Further, a secured party may not repossess during a person's military service a motor vehicle subject to an installment sales contract or a promissory note entered into prior to the person's entering military service, for a loan default which occurred prior to or during such service, without court action. The Relief Act imposes penalties for knowingly repossessing property in contravention of its provisions. Additionally, dependents of military personnel are entitled to the protection of the Relief Act, upon application to a court, if such court determines the obligation of such dependent has been materially impaired by reason of military service. To the extent an obligation is unenforceable against the person in military service or a dependent, any guarantor or surety of such obligation will not be liable for performance.

Consumer Protection Laws

     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Procedures Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B, Z and AA, the Relief Act, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts, retail installment sales acts and other similar laws. In addition to Federal law, state consumer protection statutes regulate, among other things, the terms and conditions of the motor vehicle retail installment sales contracts and promissory notes and security agreements pursuant to which purchasers finance the acquisition of motor vehicles. These laws place finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply. In some cases, this liability could affect the ability of an assignee, such as the Applicable Trustee, to enforce consumer finance contracts such as the Receivables. The "Credit Practices" Rule of the Federal Trade Commission imposes additional restrictions on contract provisions and credit practices.

     The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting a seller in a consumer credit transaction (and certain related creditors and their assignees) to all claims and defenses which the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor.

     Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the Receivable. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of the Seller's warranties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements-Sale and Assignment of Receivables".

     Under the motor vehicle dealer licensing laws of most states, sellers of motor vehicles are required to be licensed to sell such vehicles at retail sale. In addition, with respect to used motor vehicles , the FTC's Rule on Sale of Used Vehicles requires all sellers of used motor vehicles prepare, complete and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of used motor vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not properly provided to the purchaser of a Financed Vehicle, such purchaser may be able to assert a claim against the seller of such vehicle. Although the Affiliates are not sellers of motor vehicles and are not subject to these laws, a violation thereof may form the basis for a claim or defense against applicable Affiliate, the Seller or the Applicable Trustee as holder of the Receivables.

     Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an Obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

     Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Seller will warrant to the related Trust that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the warranties of the Seller under such Sale and Servicing Agreement or Pooling and Servicing Agreement and would create an obligation of the Seller to repurchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements - Sale and Assignment of Receivables".

Other Limitations

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

     Each Affiliate subject to FIRREA intends that the transfer of the Receivables by it under a Purchase Agreement constitutes a sale. In the event that an Affiliate that is subject to FIRREA were to become insolvent, FIRREA sets forth certain powers that the FDIC could exercise if it were appointed as receiver of such Affiliate. Subject to clarification by FDIC regulations or interpretations, it would appear from the positions taken by the FDIC before and after the passage of FIRREA that the FDIC in its capacity as receiver for an Affiliate would not interfere with the timely transfer to the Trust of payments collected on the Receivables. If the transfer of Receivables by an Affiliate to the Seller were to be characterized as a secured loan, to the extent that such Affiliate would be deemed to have granted a security interest in the Receivables to the Seller or the related Trust, and that interest had been validly perfected before the insolvency of such Affiliate, and had not been taken in contemplation of insolvency, that security interest should not be subject to avoidance and payments to the Trust (to the extent of the "actual direct compensatory damages" of the Seller or Trust) with respect to the Receivables should not be subject to recovery by the FDIC as receiver of such Affiliate.

     If the FDIC were to assert a position contrary to its position with respect to secured loans described in the preceding paragraph, such as by requiring the Seller or the related Trust to establish its right to those payments by submitting to and completing the administrative claims procedure established under FIRREA, delays in payments on the related Notes (if any) and the Certificates and possible reductions in the amount of those payments could occur. Alternatively, in such circumstances, the FDIC might have the right to repudiate the applicable Purchase Agreement and pay damages to the Seller which, in turn would prepay the related Notes (if any) and Certificates, which would shorten their respective weighted average lives.


                      FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. To the extent that the following summary relates to matters of law or legal conclusions with respect thereto, such summary represents the opinion of Mayer, Brown & Platt, special federal tax counsel for the Seller ("Federal Tax Counsel") subject to the qualifications set forth herein. Federal Tax Counsel have prepared or reviewed the statements in this Prospectus under the heading "Federal Income Tax Consequences," and are of the opinion that such statements are correct in all material respects. The following summary is intended as an explanatory discussion of the possible effects of certain federal income tax consequences to Holders generally, but does not purport to furnish information in the level of detail or with the attention to a Holder's specific tax circumstances that would be provided by a Holder's own tax advisor. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies or dealers in securities. In addition, the discussion regarding the Notes is limited to the federal income tax consequences of the initial Noteholders and not a purchaser in the secondary market. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the Notes and the Certificates. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

     The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Trust will be provided with an opinion of Federal Tax Counsel, regarding certain federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.

     The federal income tax consequences to Certificateholders will vary depending on whether the Trust is intended to be treated as a partnership under the Code or as a grantor trust. The Prospectus Supplement for each series of Certificates will specify whether a partnership election will be made or the Trust will be treated as a grantor trust. In addition, to the extent set forth in the related Prospectus Supplement, the tax consequences to Securityholders may vary depending upon whether the related Prospectus Supplement provides for a Revolving Period for Trusts that issue Notes.

                            FASIT LEGISLATION

     In August, 1996, the United States Congress passed and President
Clinton signed into law the "Small Business Job Protection Act of 1996,"
H.R. 3448 (the "Act"). The Act creates a new type of entity for federal income tax purposes called a "financial asset securitization investment trust" or "FASIT." The effective date of the FASIT provisions of the Act is September 1, 1997. The Act enables certain arrangements similar to a Trust to elect to be treated as a FASIT. Under the FASIT provisions of the Act, a FASIT generally would avoid federal income taxation and could issue securities substantially similar to the Certificates and Notes, and those securities would be treated as debt for federal income tax purposes. If so specified in the related Prospectus Supplement, a Trust may make an election to be treated as a FASIT. The applicable Transfer and Servicing Agreement for such a Trust may contain any such terms and provide for the issuance of Notes or Certificates on such terms and conditions as are permitted to a FASIT and provided in the related Prospectus Supplement.
In addition, upon satisfying certain conditions set forth in the Transfer and Servicing Agreements, the Seller and Servicer will be permitted to amend the Transfer and Servicing Agreements in order to enable all or a portion of a Trust to qualify as a FASIT and to permit a FASIT election to be made with respect thereto, and to make such modifications to a Transfer and Servicing Agreement as may be permitted by reason of the making of such an election.
See "Description of the Transfer and Servicing Agreements-Amendments." However, there can be no assurance that the Seller will or will not cause any permissible FASIT election to be made with respect to a Trust or amend a Transfer and Servicing Agreement in connection with any election. In addition, if such an election is made, it may cause a holder to recognize gain (but not loss) with respect to any Notes or Certificates held by it, even though Federal Tax Counsel will deliver its opinion that a Note will be treated as debt for federal income tax purposes without regard to the election and the Note or Certificate would be treated as debt following the election. Additionally, any such election and any related amendments to a Transfer and Servicing Agreement may have other tax and non-tax consequences to Securityholders. Accordingly, prospective Securityholders should consult their tax advisors with regard to the effects of any such election and any permitted related amendments on them in their particular circumstances.

TRUSTS TREATED AS PARTNERSHIPS

Tax Characterization of the Trust as a Partnership

     Federal Tax Counsel will deliver its opinion that a Trust which the Trust Agreement specifies is intended to be treated as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. A copy of such opinion of Federal Tax Counsel will be filed with the Commission with a Form 8-K following an issuance of Securities by such Trust. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on Federal Tax Counsel's conclusions that (1) the Trust will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and (2) the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

     If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, reduced by its interest expense on the Notes provided the Notes are respected as debt for federal income tax purposes (see discussion in the following paragraph). Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust.

Tax Consequences to Holders of the Notes

     Treatment of the Notes as Indebtedness. The Seller will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal, state and local income and franchise tax purposes. Federal Tax Counsel will deliver its opinion that the Notes will be classified as debt for federal income tax purposes. A copy of such opinion of Federal Tax Counsel will be filed with the Commission with a Form 8-K following the issuance of the Notes. The discussion below assumes this characterization of the Notes is correct.

     OID, Strip Notes, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes and as a result the Notes are treated as issued with OID, additional tax considerations with respect to such Notes will be disclosed in the related Prospectus Supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used by a corporate taxpayer only to offset capital gains, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

     Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax exempt organization, qualified pension and profit sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability. Noteholders should consult with their tax advisors as to their eligibility for exemption from backup withholding and the procedure for obtaining the exemption.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of Federal Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses. Furthermore, such a characterization could subject holders to state and local taxation in jurisdictions in which they are not currently subject to tax.

Tax Consequences to Holders of the Certificates

     Treatment of the Trust as a Partnership. The Seller, the Servicer, the Trustee, and the Certificateholders, by their purchase of Certificates, will agree to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Seller, and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Seller or the Trust. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the intended consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

     The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Strip Certificates, and that a series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the related Prospectus Supplement.

     Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's accruals of guaranteed payments from the Trust and its allocated share of other income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, guaranteed payments on the Certificates, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). Under the Trust Agreement, interest payments on the Certificates at the Certificate Rate (including interest on amounts previously due on the Certificates but not yet distributed) will be treated as "guaranteed payments" under Section 707(c) of the Code. Guaranteed payments are payments to partners for the use of their capital and, in the present circumstances, are treated as deductible to the Trust and ordinary income to the Certificateholders. The Trust will have a calendar year tax year and will deduct the guaranteed payments under the accrual method of accounting. Certificateholders with a calendar year tax year are required to include the accruals of guaranteed payments in income in their taxable year that corresponds to the year in which the Trust deducts the payments, and Certificateholders with a different taxable year are required to include the payments in income in their taxable year that includes the December 31 of the Trust year in which the Trust deducts the payments. It is possible that guaranteed payments will not be treated as interest for all purposes of the Code.

     In addition, the Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each Collection Period equal to the sum of (i) any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price, (ii) prepayment premium, if any, payable to the Certificateholders for such month and (iii) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining items of taxable income, gain, loss and deduction of the Trust, if any, will be allocated to the Seller.

     Based on the economic arrangement of the parties, this approach for allocating Trust income arguably should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Certificate Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders would, in effect, be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

     All of the guaranteed payments and taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

     An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. It is not clear whether these rules would be applicable to a Certificateholder accruing guaranteed payments.

     The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium. It is believed that the Receivables were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

     If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination occurs, under current Treasury regulations the Trust will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to the Trust, as a new partnership. Proposed Treasury regulations would modify this treatment. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

     Disposition of Certificates. Subject to the discussion in the immediately following paragraph, generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual purchase.

     The use of such a monthly convention may not be permitted by existing Treasury regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Seller is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

     Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes
(i) the name, address and taxpayer identification number of the nominee and
(ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under
Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

     The Seller will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein.
Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

     Each foreign holder might be required to file a U.S. individual or corporate income tax return and pay U.S. income tax on the amount computed therein (including, in the case of a corporation, the branch profits tax) on its share of accruals of guaranteed payments and the Trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, the IRS may assert additional taxes are due, and no assurance can be given as to the appropriate amount of tax liability.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. Certificateholders should consult with their tax advisors as to their eligibility for exemption to backup withholding and the procedure for obtaining the exemption.

                   TRUSTS TREATED AS GRANTOR TRUSTS

Tax Characterization of the Trust as a Grantor Trust

     With respect to any Trust which is not intended to be characterized as a partnership, Federal Tax Counsel will deliver its opinion that the Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code. A copy of such opinion of Federal Tax Counsel will be filed with the Commission with a Form 8-K following the issuance of the Certificates by a Trust not intended to be characterized as a partnership. In this case, owners of Certificates (referred to herein as "Grantor Trust Certificateholders") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by a Trust that is treated as a grantor trust are referred to herein as "Grantor Trust Certificates".

     Characterization. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by the Grantor Trust Certificates, including interest, OID, if any, market discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Sections 162 or 212 of the Code each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus all other Section 212 expenses exceed two percent of its adjusted gross income. In addition, the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a threshold amount specified in the Code adjusted for inflation ($117,950 in 1996, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "coupon stripping" rules of the Code discussed below.

     Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Receivable based on each Receivable's relative fair market value, so that such holder's undivided interest in each Receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium may elect to amortize such premium under a constant yield method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. A Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

Stripped Bonds and Stripped Coupons

     To the extent a transaction is determined to involve "excess servicing" (as described above), or that the classes of Certificates represent stripped interests in the underlying Receivables, the Grantor Trust Certificates will represent interests in stripped bonds for federal income tax purposes. Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance by the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any OID. Generally, under Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such stripped bond will be considered to have been issued with OID. If OID rules were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income as OID but would not be includible again when the interest is actually received. Regulations do not adequately address the circumstances in which payment of interest on Certificates such as the Grantor Trust Certificates would not be considered unconditionally payable, and thus, it is expected that Federal Tax Counsel will be unable to opine as to the extent to which interest payments on the Certificates would be treated as qualified stated interest.

     Market Discount and Premium. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount on the basis of a constant yield method.

     A holder who acquired a Grantor Trust Certificate at a market discount may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     To the extent a Grantor Trust Certificateholder is considered to have purchased an undivided interest in a Receivable for an amount that is greater than its stated redemption price at maturity of such Receivable, such Grantor Trust Certificateholder will be considered to have purchased the Receivable with "amortizable bond premium" equal in amount to such excess. See "-Premium."

     Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or OID) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See "-Premium." The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is generally irrevocable.

     Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

     Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

     Non-U.S. Persons. Generally, interest or OID paid by the person required to withhold tax under Code Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person would not be subject to withholding if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder).

     As used herein, a "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof or an estate or trust, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     Information Reporting and Backup Withholding. The Servicer will finish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.


                         STATE TAX CONSEQUENCES

     The above discussion does not address the tax treatment of any Tax Partnership, Grantor Trust, Notes, Certificates, Noteholders or Certificateholders under any state tax laws. Prospective investors are urged to consult with their own tax advisors regarding the state tax treatment of any Tax Partnership or Grantor Trust as well as any state tax consequences to them of purchasing, holding and disposing of Notes or Certificates.

                                  * * *

     THE FEDERAL AND STATE TAX DISCUSSIONS SET FORTH ABOVE ARE INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A NOTEHOLDER'S OR CERTIFICATEHOLDER'S PARTICULAR TAX SITUATION. PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF NOTES AND CERTIFICATES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


                          ERISA CONSIDERATIONS

     Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan subject to ERISA, as well as individual retirement accounts, certain types of Keogh Plans and other plans subject to Section 4975 of the Code (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for such persons.

     A fiduciary of a Benefit Plan considering the purchase of Securities of any series should carefully review with its legal and other advisors whether the assets of the related Trust would be considered plan assets, whether the purchase or holding of the Securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code, and should refer to the discussion under "ERISA Considerations" in the related Prospectus Supplement regarding any restrictions on the purchase or holding of the Securities offered thereby.

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to the fiduciary and prohibited transaction provisions under ERISA or the Code discussed herein, but governmental plans may be subject to comparable restrictions under applicable state law.

Trusts That Issue Notes

     The following discussion applies only to Trusts that issue Notes.

     Certain transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes or Certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Asset Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Asset Regulation was applicable. An equity interest is defined under the Plan Asset Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject to the extent provided in the related Prospectus Supplement, the Seller believes that, at the time of their issuance, the Notes of each Series should be treated as indebtedness without substantial equity features for purpose of the Plan Asset Regulation. The debt status of the Notes could be affected, after their initial issuance, by certain changes in the financial condition of the related Trust.

     Regardless of whether the Notes are treated as an equity interest for purposes of the Plan Asset Regulation, the acquisition or holding of such Notes with plan assets of a Benefit Plan could be considered to give rise to a prohibited transaction if the Seller, the Servicer or the applicable Issuer, Trustee or Indenture Trustee is or becomes a party in interest under ERISA or a disqualified person under the Code with respect to such Benefit Plan. In such case, certain exemptions from the prohibited transactions rules may be available, depending upon the type and circumstances of the Benefit Plan fiduciary making the decision to purchase the Notes with assets of the Benefit Plan. Included among these exemptions are Prohibited Transaction Exemption ("PTE") 84-14, applicable to certain transactions effected by a qualified professional asset manager; PTE 90-1, applicable to certain transactions entered into by an insurance company separate account; PTE 91-38, applicable to certain transactions entered into by a bank collective investment trust; PTE 95-60, applicable to certain transactions entered into by an insurance company general account; and PTE 96-23, applicable to certain transactions entered into by an in-house asset manager. Purchasers acquiring Notes of any series with the assets of a Benefit Plan shall be deemed to represent and warrant that such purchase and holding will not give rise to a nonexempt prohibited transaction.

     Because the Certificates issued by a Trust that also issues Notes will most likely be treated as equity interests under the Plan Asset Regulation, such Certificates may not be acquired with the assets of any Benefit Plan. Purchasers of the Certificates issued by a Trust that also issues Notes shall be deemed to represent and warrant that they are not purchasing the Certificates with the assets of a Benefit Plan.

Trusts That Do Not Issue Notes

     The following discussion applies only to nonsubordinated Certificates (referred to herein as "Senior Certificates") issued by a Trust that does not issue Notes.

     The related Prospectus Supplement will indicate whether the lead underwriter named therein has been granted by the U.S. Department of Labor, an exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment sales contracts such as the Receivables. The fact that a portion of the Receivables in certain Trusts may be acquired subsequent to closing with the assets held in a Pre-Funding Account raises an issue as to whether the Trust can be characterized as containing a "fixed pool" of receivables, as required by the Exemption, during the Funding Period. In addition, the assets held in a Pre-Funding Account prior to the acquisition of Receivables are not within the list of permitted assets for purposes of the Exemption. Accordingly, it is not clear whether the terms of the Exemption will be satisfied during the Funding Period with respect to Senior Certificates issued by a Trust with Prefunding Account. The Department of Labor has under consideration an amendment to the Exemption to extend its application to trusts with prefunding accounts.

     Among the conditions which must be satisfied for the Exemption to apply to the Senior Certificates are the following:

           (1) the acquisition of the Senior Certificates by a Benefit Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's length transaction with an unrelated party;

           (2)  the rights and interests evidenced by the Senior
     Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

           (3) the Senior Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P.;

           (4) the Trustee is not an affiliate of any other member of the Restricted Group (as defined below);

           (5) the sum of all payments made to the underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables; and the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Sale and Servicing Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith; and

           (6) the Benefit Plan investing in the Senior Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

     Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest or prohibited transactions only if, among other requirements, (i) in the case of the acquisition of Senior Certificates in connection with the initial issuance, at least fifty (50) percent of the Senior Certificates are acquired by persons independent of the Restricted Group, (ii) the Benefit Plan's investment in Senior Certificates does not exceed twenty-five (25) percent of all of the Senior Certificates outstanding at the time of the acquisition, and (iii) immediately after the acquisition, no more than twenty-five (25) percent of the assets of the Benefit Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Benefit Plans sponsored by the Seller, any underwriter, the Trustee, the Servicer, any Obligor with respect to Receivables included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

     The related Prospectus Supplement will indicate whether the Seller believes that all conditions of the Exemption other than those within the control of the investors have been met with respect to the Senior
Certificates, and whether the Senior Certificates may be acquired by Benefit Plans.

     Because any Certificates issued by a Trust that are subordinate to any other class of Securities (the "Subordinate Certificates") will not be eligible for the relief afforded by the Exemption, such Subordinate Certificates may not be acquired with the assets of a Benefit Plan. Each purchaser of a Subordinate Certificate shall be deemed to represent and warrant that it is not acquiring or holding the Subordinate Certificate with the assets of a Benefit Plan.


                          PLAN OF DISTRIBUTION

     On the terms and conditions set forth in an underwriting agreement with respect to the Notes, if any, of a given series and an underwriting agreement with respect to the Certificates of such series (collectively, the "Underwriting Agreements"), the Seller will agree to cause the related Trust to sell to the underwriters named therein and in the related Prospectus Supplement, and each of such underwriters will severally agree to purchase, the principal amount of each class of Notes and Certificates, as the case may be, of the related series set forth therein and in the related Prospectus Supplement.

     In each of the Underwriting Agreements with respect to any given series of Securities, the several underwriters will agree, subject to the terms and conditions set forth therein, to purchase all the Notes and Certificates, as the case may be, described therein which are offered hereby and by the related Prospectus Supplement if any of such Notes and Certificates, as the case may be, are purchased.

     Each Prospectus Supplement will either (i) set forth the price at which each class of Notes and Certificates, as the case may be, being offered thereby will be offered to the public and any concessions that may be offered to certain dealers, if any, participating in the offering of such Notes and Certificates or (ii) specify that the related Notes and Certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of such sale. After the initial public offering of any such Notes and Certificates, such public offering prices and such concessions may be changed.

     Each Underwriting Agreement will provide that the Seller will indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act, or contribute to payments the several underwriters may be required to make in respect thereof.

     Each Trust may, from time to time, invest the funds in its Trust Accounts in Eligible Investments acquired from such underwriters or from the Seller.

     Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to such Underwriting Agreement will be conditioned on the closing of the sale of all other such classes of Securities of that series.

     The place and time of delivery for the Securities in respect of which this Prospectus is delivered will be set forth in the related Prospectus Supplement.


                      NOTICE TO CANADIAN RESIDENTS


Resale Restrictions

     The distribution of the Securities in Canada is being made only on a private placement basis exempt from the requirement that each Trust prepare and file a prospectus with the securities regulatory authorities in each province where trades of the Securities are effected. Accordingly, any resale of the Securities in Canada must be made in accordance with applicable securities law which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Securities.

Representation of Purchasers

     Each purchaser of Securities in Canada who receives a purchase confirmation will be deemed to represent to the Seller, the applicable Trust and the dealer from whom such purchase confirmation is received that
(i) such purchaser is entitled under applicable provincial securities laws to purchase such Securities without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "Resale Restrictions."

Rights of Action and Enforcement

     The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by section 32 of the Regulation under the Securities Act (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

     The applicable Trust, the Seller, the Bank, the Servicer and the Applicable Trustee and their respective directors and officers, if any, as well as the experts named herein, may be located outside of Canada and, as a result, it may not be possible for Ontario purchasers to effect service of process within Canada upon the Seller or such persons. All or a substantial portion of the assets of the Seller and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the Seller or such persons in Canada or to enforce a judgment obtained in Canadian courts against such Seller or persons outside of Canada.

Notice to British Columbia Residents

     A purchaser of the Securities to whom the Securities Act (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any of the Securities acquired by such purchaser pursuant to this offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #88/5. Only one such report must be filed in respect of the Securities acquired on the same date and under the same prospectus exemption.


                             LEGAL OPINIONS

     Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Seller and the Servicer by Stanley
S. Stroup, Executive Vice President and General Counsel of Norwest Corporation and by Mayer, Brown & Platt, Chicago, Illinois. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and their affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

                             INDEX OF TERMS

Add-On Balance........................................................27
Additional Yield Supplement Amount....................................51
Administration Agreement..............................................57
Administration Fee....................................................57
Administrator.........................................................57
Advance...............................................................11
Affiliate..............................................................7
Applicable Trustee....................................................39
APR...................................................................10
Bank...................................................................3
Bankruptcy Code.......................................................16
Base Rate.............................................................37
Benefit Plan..........................................................72
Bill..................................................................62
Calculation Agent.....................................................37
Cede..................................................................22
Cedel.................................................................39
Cedel Participants....................................................39
Certificate Balance....................................................5
Certificate Distribution Account......................................46
Certificate Owners.....................................................5
Certificate Pool Factor...............................................28
Certificate Rate.......................................................5
Certificateholders....................................................18
Certificates...........................................................1
Code..................................................................62
Collection Account....................................................46
Collection Period.....................................................48
Commission.............................................................2
Cooperative...........................................................40
Cutoff Date...........................................................22
Dealer Agreements......................................................6
Dealer Recourse.......................................................22
Definitive Certificates...............................................41
Definitive Notes......................................................41
Definitive Securities.................................................41
Depositaries..........................................................37
Depository............................................................30
Direct Loans...........................................................7
Distribution Date.....................................................36
DTC...................................................................22
DTC Participants......................................................38
DTC's Nominee.........................................................22
Eligible Deposit Account..............................................47
Eligible Institution..................................................47
Eligible Investments..................................................46
ERISA.................................................................13
Euroclear.............................................................40
Euroclear Operator....................................................40
Euroclear Participants................................................40
Events of Default.....................................................33
Exchange Act...........................................................2
Exemption.............................................................74
FDIC..................................................................61
Federal Tax Counsel...................................................62
Final Scheduled Distribution Date.....................................20
Final Scheduled Maturity Date.........................................10
Financed Vehicles......................................................6
FIRREA................................................................17
Fixed Rate Securities.................................................36
Floating Rate Securities..............................................36
Foreign person........................................................64
FTC Rule..............................................................60
Funding Period.........................................................5
GAAP..................................................................55
Grantor Trust Certificateholders......................................69
Grantor Trust Certificates............................................69
Indenture..............................................................3
Indenture Trustee......................................................1
Indirect Participants.................................................38
Initial Pool Balance..................................................56
Insolvency Event......................................................53
Insolvency Laws.......................................................16
Interest Rate..........................................................4
Interest Reset Period.................................................37
Investment Earnings...................................................47
IRS...................................................................62
Issuer.................................................................3
LIBOR.................................................................37
Motor Vehicle Loans...................................................24
Non-Advance Receivables...............................................11
Note Distribution Account.............................................46
Note Owners............................................................3
Note Pool Factor......................................................28
Noteholders...........................................................18
Notes..................................................................1
Obligor...............................................................22
OID...................................................................63
OID regulations.......................................................63
Originator.............................................................7
Participants..........................................................30
Payahead Account......................................................46
Payahead Balance......................................................48
Payaheads.............................................................46
Plan Assets Regulation................................................73
Pool Balance..........................................................29
Pooling and Servicing Agreement........................................3
Portfolio interest....................................................64
Pre-Funded Amount......................................................7
Pre-Funding Account....................................................4
Precomputed Receivables...............................................25
Prepayments...........................................................15
Prospectus Supplement..................................................1
Purchase Amount.......................................................45
Qualified stated interest.............................................63
Rating Agencies.......................................................21
Receivables............................................................6
Receivables Pool......................................................22
Registration Statement.................................................2
Related Documents.....................................................34
Relief Act............................................................59
Required Rate.........................................................51
Required Yield Supplement Amount......................................51
Reserve Account.......................................................50
Restricted Group......................................................74
Revolving Account......................................................9
Revolving Period.......................................................9
Rule of 78's Receivables..............................................25
Sale and Servicing Agreement...........................................7
Schedule of Receivables...............................................44
Section 1286 Treasury Regulations.....................................70
Securities.............................................................1
Securities Act.........................................................2
Security Owners.......................................................22
Securityholders.......................................................18
Seller.................................................................3
Senior Certificates...................................................73
Servicer...............................................................3
Servicer Termination Events...........................................53
Servicing Fee.........................................................49
Servicing Fee Rate....................................................49
Simple Interest Receivables...........................................25
Specified Reserve Account Balance.....................................10
Spread................................................................37
Spread Multiplier.....................................................37
Strip Certificates.....................................................5
Strip Notes............................................................4
Subsequent Transfer Date..............................................45
Supplemental Servicing Fees...........................................49
Terms and Conditions..................................................40
Transfer and Servicing Agreements.....................................44
Trust..................................................................1
Trust Accounts........................................................46
Trust Agreement........................................................3
U.S. Person...........................................................72
UCC...................................................................45
Underwriter...........................................................15
Underwriting Agreements...............................................75
Warehouse Financing...................................................45
Yield Supplement Account..............................................46
Yield Supplement Agreement............................................51
Yield Supplement Amount...............................................51

                                                                 ANNEX I

   GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

   Except in certain limited circumstances, the globally offered Norwest Auto Trust Asset Backed Notes and Asset Backed Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedel or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

   Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

   Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

   Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Securities will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

   Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

   All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

   Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

   Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

   Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

   Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

   Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

   Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debit will be valued instead as of the actual settlement date.

   Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

   As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

   Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.

   Trading between Cedel or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date. Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

      (b)  borrowing the Global Securities in the U.S. from a DTC
   Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

      (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

   A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

   Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

   Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

   Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Security Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Security Owner or his agent.

   Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

   U.S. Federal Income Tax Reporting Procedure. The Security Owner of a Global Security or in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

   The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for United States tax purposes, regardless of its source. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global Securities.

   On April 15, 1996, proposed Treasury Regulations (the "1996 Proposed Regulations") were issued which, if adopted in final form, could affect the United States taxation of non-U.S. holders. The 1996 Proposed Regulations are generally proposed to be effective for payments after December 31, 1997, subject to certain transition rules. It cannot be predicted at this time whether the 1996 Proposed Regulations will become effective as proposed or what, if any, modifications may be made to them. The 1996 Proposed Regulations would, if adopted, alter the rules under this heading in certain respects. Prospective investors are urged to consult their tax advisors with respect to the effect the 1996 Proposed Regulations may have if adopted.

     SUBJECT TO COMPLETION, DATED __________, 199_
                                                   [Grantor Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199_)

                              [$______________]

                         Norwest Auto Trust 199_ - _
       $______________ Class ____% Asset Backed Certificates, Class A $______________ Class ____% Asset Backed Certificates, Class B

                    Norwest Auto Receivables Corporation
                                   Seller

                        Norwest Bank Minnesota, N.A.
                                  Servicer

      The Norwest Auto Trust 199__-__ (the "Trust") will be formed pursuant to a Pooling and Servicing Agreement, to be dated as of _________, 199__, among Norwest Auto Receivables Corporation, as seller (the "Seller"), Norwest Bank Minnesota, N.A., in its capacity as servicer (in such capacity, the "Servicer"), and ___________, as Trustee. The Trust will issue $_________ aggregate principal amount of ____% Asset Backed Certificates, Class A (the "Class A Certificates"), and $________ aggregate principal amount of ____% Asset Backed Certificates, Class B (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Class A Certificates will evidence in the aggregate an approximate ___% undivided ownership in the Trust and the Class B Certificates will evidence in the aggregate an approximate ___% undivided ownership interest in the Trust. The rights of the Class B Certificateholders to receive distributions with respect to the Receivables are subordinated to the rights of the Class A Certificateholders to the extent described herein. The Trust property will include a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), certain monies received thereunder after _________, 199__, security interests in the motor vehicles financed thereby, certain rights under Dealer Agreements, certain Eligible Deposit Accounts in which collections are held, any proceeds from claims on certain insurance policies and the proceeds of the foregoing. Certain capitalized terms used in this Prospectus Supplement are defined in this Prospectus Supplement on the pages indicated in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.
                                              (continued on following page)
                         ___________________________

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

    Prospective investors should consider the "Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying
                    Prospectus (the "Prospectus").

THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT
   REPRESENT OBLIGATIONS OF OR INTERESTS IN THE NORWEST AUTO RECEIVABLES
     CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER NORWEST BANK,
       NORWEST CORPORATION OR ANY OF THEIR AFFILIATES. NEITHER THE
        CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED
         BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, ANY OTHER
          GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY NORWEST
           AUTO RECEIVABLES CORPORATION, NORWEST BANK MINNESOTA,
             N.A., ANY OTHER NORWEST BANK, NORWEST INVESTMENT
               SERVICES, INC., NORWEST CORPORATION OR ANY OF
                             THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
      THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY
                        IS A CRIMINAL OFFENSE.
                     ___________________________




                                             Underwriting
                             Price to        Discounts and     Proceeds to
                             Public(1)       Commissions       the Seller(1)(2)

   Per Class A Certificate             %                %                %

   Per Class B Certificate             %                %                %

   Total                     $__________      $__________      $__________
   __________________________

   (1) Plus accrued interest, if any, from _______, 199__.
   (2) Before deducting expenses, estimated to be $_________.

      The Certificates are offered by the Underwriters when, as and if issued and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Certificates will be made in book-entry form through the Same Day Funds Settlement System of The Depository Trust Company, or through Cedel Bank, societe anonyme or the Euroclear System, on or about _______, 199__.


____________, 199__.

      Principal and interest to the extent of the Class A Certificate Rate or Class B Certificate Rate, as appropriate, generally will be distributed on the [15th] day of each month (the "Distribution Date") commencing ________, 199__. The Final Scheduled Distribution Date on the Certificates will be in ____________, 199__ (the "Final Scheduled Distribution Date").

      THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

      There is currently no secondary market for the Certificates offered hereby and there is no assurance that one will develop. Each Underwriter expects, but it is not obligated, to make a market in the Certificates. There can be no assurance that a secondary market will develop, or that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates offered hereby.

                      REPORTS TO CERTIFICATEHOLDERS

      Unless and until Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of the Depository Trust Company and registered holder of the Certificates. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                            SUMMARY OF TERMS


The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer.................     Norwest Auto Trust 199_-_ (the "Trust" or the
                              "Issuer"), a trust established pursuant to a Pooling and Servicing Agreement, to be dated as of ______, 199__ (as amended and supplemented from time to time, the "Agreement"), among the Seller, the Servicer and the Trustee.

Seller.................     Norwest Auto Receivables Corporation, a
                              _____________ corporation (the "Seller").
                              See "The Seller."

Servicer...............     Norwest Bank Minnesota, N.A., a national
                              banking association (the "Bank" or in its capacity as servicer, the "Servicer").

Trustee................     _________________________, a ____________
                              banking corporation, as trustee under the
                              Agreement (the "Trustee"). The principal
                              offices of the Trustee are located in
                              _______________.

The Certificates.......     The Trust will issue Asset Backed Certificates
                              pursuant to the Agreement in an aggregate initial principal amount of $_______. The Certificates represent fractional undivided interests in the Trust.

                            The Certificates will consist of $_____
                              aggregate principal amount of ____% Asset
                              Backed Certificates, Class A (the "Class A
                              Certificates"), and $_____ aggregate
                              principal amount of ____% Asset Backed
                              Certificates, Class B (the "Class B
                              Certificates"). The Trust assets will include a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automo-biles or light duty trucks (collectively, the "Receivables"), all monies received thereunder on and after ________, 199__
                              (the "Cutoff Date"), security interests in the vehicles financed thereby (the
                              "Financed Vehicles"), certain rights under
                              Dealer Agreements, certain Eligible Deposit
                              Accounts in which collections are held, any proceeds from claims on certain insurance policies and the proceeds of the foregoing. The Certificates will be issued in fully registered form in denominations of $1,000 and integral multiples thereof.

                            The Class A Certificates will evidence in the
                              aggregate an approximate ___% undivided
                              ownership interest (the "Class A Percentage") in the Trust, and the Class B Certificates will evidence in the aggregate an approximate _____% undivided ownership interest (the "Class B Percentage") in the Trust. The Class B Certificates are subordinated to the Class A Certificates to the extent described herein.

The Receivables........     On __________, 199__ (the "Closing Date"),
                              pursuant to the Agreement, the Trust will purchase from the Seller Receivables having an aggregate principal balance of approximately $______________ as of the Cutoff Date.

                            The Receivables will generally consist of (i)
                              motor vehicle promissory notes and security agreements executed by an Obligor in favor of an Originator ("Direct Loans") and/or (ii) motor vehicle retail installment sale contracts (together with Direct Loans, "Motor Vehicle Loans") between an Obligor and a Dealer. Receivables that are to be included in any Receivables Pool will be transferred by an Affiliate to the Seller for purposes of sale to the applicable Trust. Receivables constituting approximately ___% of the aggregate principal balance of Receivables as of the Cutoff Date (the "Acquired Receivables") were acquired by the Affiliates through acquisitions.

                            All of the Receivables provide for the
                              allocation of payments to principal and
                              interest in accordance with the "simple
                              interest" method. The Receivables have been selected from the Motor Vehicle Loans owned by the Affiliate based on the criteria specified in the Agreement and described herein and in the Prospectus. No Receivable has or will have a scheduled maturity that, after giving prospective effect to any permitted extensions or deferrals, would be later than _________, 199__ (the "Final Scheduled
                              Maturity Date"). As of the Cutoff Date, the weighted average annual percentage rate of the Receivables was approximately ______% per annum, the weighted average remaining term to maturity of the Receivables was approximately _____ months and the weighted average original term to maturity of the Receivables was approximately _____ months. As of the Cutoff Date, approximately _____% of the aggregate principal balance of the
                              Receivables represented financing of new vehicles and the remainder represented financing of used vehicles.

                            The "Pool Balance" means, at any time, the sum
                              of the outstanding Principal Balances of the Receivables. The "Principal Balance" for any Receivable, at any time, means the principal balance of such Receivable at the end of the preceding Collection Period, after giving effect to all payments received from Obligors and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, for such Collection Period and all losses realized on Receivables liquidated during such Collection Period.


Terms of the Certificates

 A. Distribution Dates      Distributions with respect to the Certificates
                              will be made on the 15th day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing __________, 199__. Distributions will be made to Certificateholders of record as of the last day of the Collection Period immediately preceding the applicable Distribution Date (each, a "Record Date"). A "Business Day" is a day that is not a Saturday or a Sunday and that in New York City and in the city in which the corporate trust office of the Trustee is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed. "Collection Period" means
                              (a) the period from (but not including) the Cutoff Date to and including __________, 199__ and (b) thereafter, each calendar month during the term of the Agreement.

B. Class A Certificate Rate  ____% per annum (the "Class A Certificate Rate").

C. Class B Certificate Rate  ____% per annum (the "Class B Certificate Rate").

D. Interest..........        On each Distribution Date, interest at the
                              Class A Certificate Rate on the Class A
                              Certificate Balance and interest at the Class
                              B Certificate Rate on the Class B Certificate Balance, in each case as of the immediately preceding Distribution Date (after giving effect to all payments of principal made on such preceding Distribution Date) will be paid to the holders of record of the Class A Certificates ("Class A Certificateholders") and the holders of record of the Class B Certificates ("Class B Certificateholders";
                              the Class A Certificateholders and the Class
                              B Certificateholders are collectively
                              referred to herein as the "Certificateholders") as of the Record Date to the extent that sufficient funds are on deposit for such Distribution Date in the Collection Account or available in the Reserve Account to make such distribution. See "Description of the Certificates--Distributions" and "--Accounts" herein. The rights of Class B Certificateholders to receive payments of interest will be subordinated to the rights of the Class A Certificateholders to receive payments of interest to the extent described herein. Interest in respect of a Distribution Date will accrue from the preceding Distribution Date (or, for the first Distribution Date, from ______, 199__) to and including such Distribution Date.

  E. Principal.........     On each Distribution Date, all payments of
                              principal on the Receivables received by the Servicer during the preceding Collection Period, as described more fully herein, plus an amount equal to the aggregate principal balance of any Receivables which became Defaulted Receivables during the preceding Collection Period, will be distributed by the Trustee pro rata to the Class A Certificateholders and to the Class B Certificateholders of record on the preceding Record Date, to the extent that sufficient funds are on deposit in the Collection Account or available in the Reserve Account to make such distribution. See "Description of the Certificates--Distributions" and "--Accounts." The rights of the Class B Certificateholders to receive payments of principal will be subordinated to the rights of the Class A Certificateholders to receive payments of interest and principal to the extent described herein. The "Class A Certificate Balance" and "Class B Certificate Balance" will initially equal $________ and $_________, respectively, and, in each case, will thereafter equal the initial Class A Certificate Balance or the initial Class B Certificate Balance, as the case may be, reduced by all principal distributions on the Class A Certificates and the Class B Certificates, respectively.

  F. Optional Prepayment    If the Pool Balance as of the last day of a
                              Collection Period has declined to 5% or less of the Original Pool Balance, the Seller or Servicer may purchase all remaining Trust Property on any Distribution Date occurring in a subsequent Collection Period at a purchase price equal to the aggregate of the Purchase Amounts of the remaining Receivables (other than Defaulted Receivables), which would result in a prepayment of the Certificates. The "Original Pool Balance" will equal the Pool Balance as of the Cutoff Date. See "Description of the Certificates--Optional Prepayment."

Subordination of Class B
Certificates...........     Distributions of interest and principal on the
                              Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates to the extent described herein. The Class B Certificateholders will not receive any distributions of interest with respect to a Collection Period until the full amount of interest on the Class A Certificates relating to such Collection Period has been deposited in the Class A Distribution Account. The Class B Certificateholders will not receive any distributions of principal with respect to such Collection Period until the full amount of interest on and principal of the Class A Certificates relating to such Collection Period has been deposited in the Class A Distribution Account. See "Risk Factors--Subordination" and "--Limited Assets" in the Prospectus.

Advances...............     On or prior to the Business Day preceding each
                              Distribution Date (the "Deposit Date"), the
                              Servicer will advance (an "Advance") in an amount equal to the lesser of (a) the excess, if any, of the amount of interest that would be expected to be received on the Receivables (other than Non-Advance Receivables) during the related Collection Period over the actual interest collected by the Servicer during such Collection Period minus unreimbursed prior Advances and (b) the amount (if any) by which the sum of any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and the amount of interest distributable to the Certificateholders on the following Distribution Date exceeds the actual interest collected by the Servicer during the related Collection Period minus unreimbursed prior Advances, subject to certain limitations described below. The Servicer will be entitled to be reimbursed for outstanding Advances on the Distribution Date in the following month to the extent of interest collections for such Distribution Date and, to the extent such collections are insufficient, to the extent of funds in the Reserve Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable from the following month's collections of interest and the funds in the Reserve Account. See "Description of the Certificates-Advances."

Reserve Account........     A reserve account (the "Reserve Account") will
                              be created with an initial deposit by the Seller of cash or certain investments having a value of at least $________ (the "Reserve Account Initial Deposit"). In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Certificateholders and the Servicer have been made will be deposited into the Reserve Account until the amount on deposit in the Reserve Account is equal to the Specified Reserve Account Balance.

                            On or prior to each Deposit Date, the Trustee
                              will withdraw funds from the Reserve Account, to the extent of the funds therein (exclusive of investment earnings), (a) to the extent required to reimburse the Servicer for Outstanding Advances and (b) to the extent
                              (i) the sum of the amounts required to be distributed to Certificateholders and the Servicer on the related Distribution Date exceeds (ii) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of investment income). If the amount on deposit in the Reserve Account is reduced to zero, Certificateholders will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles. See "Risk Factors" herein and in the Prospectus, "Description of the Certificates--Accounts" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

Prepayment Considerations.. The weighted average life of the Certificates may be reduced by full or partial prepayments on the Receivables. The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceeds from credit life, disability, theft or physical damage insurance, repurchases by the Seller as a result of certain uncured breaches of the warranties made by it in the Pooling and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Pooling and Servicing Agreement with respect to the Receivables, or the Seller or Servicer exercising its optional purchase right. The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that the Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the applicable Affiliate. No prediction can be made as to the actual prepayment rates which will be experienced on the Receivables. If prepayments were to occur after a decline in interest rates, investors seeking to reinvest their funds might be required to invest at a return lower than the applicable Interest Rate or the Certificate Rate, as the case may be. Certificate Owners will bear all reinvestment risk resulting from prepayment of the Receivables. See "Risk Factors--Prepayment Considerations" and
                              "Weighted Average Life of the Securities" in the Prospectus and "Weighted Average Life of the Certificates" herein.

Tax Status.............     In the opinion of Mayer, Brown & Platt, the
                              Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. Accordingly, the Certificateholders will be treated as owners of the Receivables for federal income tax purposes. Certificateholders will report their pro rata share of all income earned on the Receivables (other than amounts, if any, treated as "stripped coupons") and, subject to certain limitations in the case of Certificateholders who are individuals, trusts, or estates, may deduct their pro rata share of reasonable servicing and other fees. See "Federal Income Tax Consequences" and "Certain State Tax Consequences" in the Prospectus for additional information concerning the application of federal and state tax laws to the Trust and the Securities.

ERISA Considerations...     Subject to the considerations discussed under
                              "ERISA Considerations" herein and in the Prospectus, the Class A Certificates are eligible for purchase by employee benefit plans.

                            The Class B Certificates and any beneficial
                              interest in such Class B Certificates may not be acquired with the assets of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or with the assets of an individual retirement account. See "ERISA Considerations" herein and in the Prospectus.

Risk Factors...........     See "Risk Factors" herein and in the Prospectus
                              for a discussion of certain factors that potential investors should consider in determining whether to invest in the Certificates.

Ratings of the              It is a condition to the issuance of the Class
Certificates...........       A Certificates that they be rated in the
                              highest investment rating category by at least two nationally recognized rating agencies (the "Rating Agencies"), and it is a condition to the issuance of the Class B
                              Certificates that they be rated by at least two nationally recognized rating agencies in the "A" category. There can be no assurance that a rating will not be lowered or withdrawn by a rating agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" in the Prospectus and "Risk
                              Factors--Ratings of the Certificates" herein.



                              RISK FACTORS

      In addition to the other information contained herein and in the Prospectus, prospective investors should consider carefully the following risk factors and the information contained in "Risk Factors" in the Prospectus.

Geographic Concentration

      Economic conditions in states where Obligors reside may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. As of the Cutoff Date, the mailing addresses of Obligors with respect to approximately ______% by aggregate principal balance of the Receivables were located in ____________, and the mailing addresses of Obligors with respect to approximately ______% by aggregate principal balance of the Receivables were located in ______________, collectively. See "The Receivables Pool."

Subordination

      Distributions of interest and principal on the Class B Certificates will be subordinated in priority of payment to interest on the Class A Certificates. No distributions with respect to a Collection Period will be made on the Class B Certificates until the full amount of interest on and principal of the Class A Certificates on the related Distribution Date has been distributed to the Class A Certificateholders.

Limited Assets

      The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Similarly, although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Certificates.

      Amounts on deposit in the Reserve Account will be available on any Distribution Date first to cover shortfalls in reimbursement of outstanding Advances and payment of Servicing Fees to the Servicer, then shortfalls in distributions of interest on the Class A Certificates and then shortfalls in distributions of interest on the Class B Certificates. After distributions of interest on the Certificates have been made, the remaining amounts on deposit in the Reserve Account will be available first to cover shortfalls in distributions of principal on the Class A Certificates and then shortfalls in distributions of principal on the Class B Certificates.
If the Reserve Account is exhausted, the Trust will depend solely on payments on the Receivables to make distributions on the Certificates, and Certificateholders will bear the risk of delinquency, loan losses and repossessions with respect to the Receivables. There can be no assurance that the future delinquency, loan loss and repossession experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to the Motor Vehicle Loans serviced by the Servicer. Any amounts released from the Reserve Account to the Seller will not be available to the Certificateholders. See "The Receivables Pool--Pool Composition" and "Delinquency and Net Losses" and "The Receivables Pools" in the Prospectus and "Description of the Certificates--Reserve Account" and "Distributions."

Maturity and Prepayment Considerations

      As the rate of payment of principal of each class of the Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, the final distribution in respect of each class of the Certificates could occur significantly earlier than the Final Scheduled Distribution Date. It is expected that the final distribution in respect of the Certificates will occur on or prior to the Final Scheduled Distribution Date. However, if sufficient funds are not available to reduce the aggregate Certificate Balance of either class of Certificates to zero on or prior to the Final Scheduled Distribution Date, the final distribution in respect of such class of Certificates could occur later than such date. See "Weighted Average Life of the Certificates" herein and "Weighted Average Life of the Securities" in the Prospectus.

Ratings of the Certificates

      It is a condition to the issuance of the Class A Certificates that they be rated in the highest investment rating category by at least two Rating Agencies, and it is a condition to the issuance of the Class B Certificates that they be rated by at least two Rating Agencies in the "A" category. A rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Certificates address the likelihood of the payment of principal and interest on the Certificates pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.


                                THE TRUST


      The Seller will establish the Trust by selling and assigning the Trust property, as described below, to the Trustee in exchange for the Certificates. The Servicer will service the Receivables pursuant to the Agreement and will be compensated for acting as the Servicer. See
"Description of the Certificates--Servicing Compensation and Payment of Expenses." To facilitate servicing and to minimize administrative burden and expense, each Originator will be appointed to act as custodian for the Receivables originated by it or purchased by it from a Dealer, but the Trustee will not stamp the Receivables to reflect the sale and assignment of the Receivables to the Trust or amend the certificates of title to the Financed Vehicles. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables originated in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

      If the protection provided to the investment of the Certificateholders by the Reserve Account and, in the case of the Class A Certificateholders, the subordination of the Class B Certificates, is insufficient, the Trust will look only to the Obligors on the Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any Dealer Recourse.
In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Certificateholders with respect to the Certificates. See "Description of the Certificates--Distributions" and "--Accounts" herein and "Certain Legal Aspects of the Receivables" in the Prospectus.

      Each Certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes Direct Loans and/or retail installment sale contracts secured by new or used automobiles or light duty trucks, and all payments received thereunder after the Cutoff Date. The Trust property also includes (a) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Servicer pursuant to the Agreement, as described below; (b) security interests in the Financed Vehicles and any accessions thereto; (c) the rights to proceeds with respect to the Receivables from claims on certain insurance policies covering the Financed Vehicles; (d) any property that shall have secured a Receivable and that shall have been acquired by the Trustee; (e) any Dealer Recourse and any other rights of Affiliates under Dealer Agreements; (f) certain rights under the Purchase Agreement; (g) the Seller's rights to certain documents and instruments relating to the Receivables; (h) certain rebates of premiums and other amounts relating to certain insurance policies and other items financed under the Receivables; and (i) any and all proceeds of the foregoing. The Reserve Account will be maintained by the Trustee for the benefit of the Certificateholders, but will not be part of the Trust.


                          THE RECEIVABLES POOL

      The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased as of the Cutoff Date. The Receivables have been selected from the portfolio of each Affiliate for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pool," as well as the requirement that each Receivable (a) has an outstanding principal balance of at least $_____, (b) as of the Cutoff Date, was not more than 30 days past due, (c) has a scheduled maturity not later than six months before the Final Scheduled Maturity Date, and (d) has an original term to maturity of not more than ___ months. No selection procedures believed by any Affiliate to be adverse to the Certificateholders were used in selecting the Receivables.

     Approximately ___% of the aggregate principal balance of Receivables as of the Cutoff Date constituted Acquired Receivables.

Pool Composition

      Set forth in the following tables is information concerning the composition, distribution by APR and the geographic distribution of the Receivables to be conveyed by the Seller to the Trust as of the Cutoff Date.

- ------------------------------------------------------------------------------
                       Composition of the Receivables
                          as of the Cutoff Date(1)
- ------------------------------------------------------------------------------
                                           Weighted     Weighted
  Weighted        Aggregate                Average      Average       Average
 Average APR      Principal   Number of    Remaining    Original     Principal
of Receivables     Balance   Receivables     Term         Term        Balance
- --------------    ---------  -----------   ---------    ---------    ---------

           %          $                      months       months          $



- ----------------------

(1) The figures are summations or weighted averages of the Receivables transferred to the Trust as of the Cutoff Date.

        ----------------------------------------------------------------
                    Distribution by APR of the Receivables
                           as of the Cutoff Date(1)
        ----------------------------------------------------------------
                                                          Percentage of
                                                           Aggregate
                      Number of    Aggregate Principal     Principal
        APR Range    Receivables         Balance           Balance(2)
        ---------    -----------   -------------------    --------------
                                             (Dollars in Thousands)

                                                 $                   %

- ------------------------

(1) The figures are summations or weighted averages of the Receivables transferred as of the Cutoff Date.
(2)  Percentages may not add to 100% because of rounding.

Approximately ___% of the aggregate principal balance of the Receivables, constituting ___% of the number of such Receivables, as of the Cutoff Date represented financing of new vehicles and the remainder represented financing of used vehicles.

             Geographic Distribution of the Receivables Pool
                      as of the Initial Cutoff Date(1)<F3>

                                          Percent of
                                           Aggregate
                                             Loan
                      State                  Value
                      -----               ----------

                      ___________________    _.__%
                      ___________________    _.__
                      ___________________    _.__


- -----------------------
<F3>
(1) No more than __% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated by Motor Vehicle Loans made to Obligors that currently reside in any state other than __________________ or _____________________.</F3>


Delinquencies and Net Losses

      Set forth below is certain information concerning the historical experience of the Originators pertaining to Motor Vehicle Loans. There can be no assurance that the delinquency and net loss experience on the Receivables of the Trust will be comparable to that set forth below.

                                Delinquency Experience(1)

                                      At December 31,
                      -----------------------------------------------------------------------------

                          1995            1994            1993             1992          1991
                      --------------  --------------  --------------   -------------  -------------
                      Dollar  Percent Dollar  Percent Dollar   Percent Dollar Percent Dollar Percent
                      ------  ------- ------  ------- ------   ------- ------ ------- ------ -------
                                                   (Dollars in Millions)
Amount of Motor Vehicle
  Loans Outstanding...

Period of Delinquency:

  31-60 days..........

  60-91 days..........

  over 90 days........

Repossessions.........

Total.................

Delinquencies...........

- ----------------------

(1) All amounts and percentages are based on the gross amount scheduled to be paid on each Motor Vehicle Loan, including unearned finance and other charges.

                          Historical Net Loss Experience

                                                                    Year Ended December 31,

                                                      ------------------------------------------
                                                      1995     1994     1993    1992      1991
                                                      -----    -----    -----   -----     -----
                                                                  (Dollars in Thousands)

Principal Amount of Motor Vehicle Loans
  Outstanding (1)....................................

Average Principal Amount of Motor Vehicle
  Loans Outstanding..................................

Number of Motor Vehicle Loans Outstanding............

Average Number of Motor Vehicle Loans Outstanding....

Net Losses(2)........................................

Net Losses as a Percent of Principal Amount
Outstanding(2).......................................

Net Losses as a Percent of Average Principal Amount
Outstanding(2).......................................

___________________

(1) Amount represents net principal amounts of Motor Vehicle Loans outstanding.

(2) Amount represents the aggregate balance of all Motor Vehicle Loans which are determined to be uncollectible in the period, less any recoveries on Motor Vehicle Loans charged-off in the period or any prior period.

      Delinquencies and net charge-offs are affected by a number of social, economic and other factors, and there can be no assurance as to the level of future total delinquencies or the severity of future net charge-offs.
As a result, the delinquency and net charge-off experience of the Receivables of the Trust may differ from those shown in the tables.


            THE SELLER, THE SERVICER AND NORWEST CORPORATION

      Information regarding the Seller is set forth under "The Seller" in the Prospectus and information regarding the Servicer is set forth under "The Bank" in the Prospectus. Norwest Corporation operates through subsidiaries engaged in banking and a variety of related businesses.
Norwest Corporation provides retail, commercial and corporate banking services to customers through banks in 16 states and provides additional financial services to its customers through subsidiaries engaged in various businesses, principally mortgage banking, consumer finance, equipment leasing, agricultural finance, commercial finance, securities brokerage and investment banking, insurance agency services, computer and data processing services, trust services, mortgage backed securities servicing, and venture capital investment. As of March 31, 1996, Norwest Corporation had consolidated total assets of $73.9 billion, total deposits of $43.1 billion, and total stockholders' equity of $5.4 billion.
Based on total assets as of March 31, 1996, Norwest Corporation was the eleventh largest commercial banking organization in the United States. [Norwest Corporation has agreed to guaranty the performance by the Seller of its repurchase obligation with respect to Receivables for which there has been an uncured breach of any representation or warranty that materially and adversely affects the interests of the Trust in such Receivables. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the Prospectus.]


                WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

      Information regarding certain maturity and prepayment considerations with respect to the Certificates is set forth under "Weighted Average Life of the Securities" in the Prospectus. As the rate of payment of principal of each class of the Certificates depends primarily on the rate of payment (including prepayments and liquidations due to default) of the aggregate principal balance of the Receivables, the final distribution in respect of the Certificates could occur significantly earlier than the Final Scheduled Distribution Date. Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of Receivables. Any such extension or modification will have the effect of extending the weighted average life of the Certificates. However, the Servicer will not be permitted to grant any such deferral or extension if as a result the final scheduled payment on a Receivable would fall after the Final Scheduled Maturity Date, unless the Servicer repurchases such Receivable. Certificateholders will bear the risk of being able to reinvest principal payments on the Certificates at yields at least equal to the yield on their respective Certificates.


                     DESCRIPTION OF THE CERTIFICATES

      The Certificates will be issued pursuant to the terms of the Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Agreement will be filed with the Commission following the issuance of the Certificates. The following summary describes certain terms of the Certificates and the Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given series and the related Agreement set forth in the Prospectus, to which description reference is hereby made.

General

      The Certificates will evidence interests in the Trust created pursuant to the Agreement. The Class A Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% (the "Class A Percentage") in the Trust and the Class B Certificates will evidence in the aggregate an undivided ownership interest of approximately ___% (the "Class B Percentage") in the Trust. In general, it is intended that Class A Certificateholders receive, on each Distribution Date, the Class A Percentage of the Principal Distribution Amount plus interest at the Class A Certificate Rate on the Class A Certificate Balance. Subject to the prior rights of the Class A Certificateholders, it is intended that the Class B Certificateholders receive, on each Distribution Date, the Class B Percentage of the Principal Distribution Amount plus interest at the Class B Certificate Rate on the Class B Principal Certificate.

           "Principal Distribution Amount" means, for any Distribution Date, the sum of the Available Principal for such Distribution Date plus the Realized Losses with respect to the related Collection Period.

           "Available Principal" means, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection
      Period: (a) that portion of all collections on the Receivables received during such Collection Period and allocable to principal in accordance with the Servicer's customary servicing procedures; and
      (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which the Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

           "Purchased Receivable" means, at any time, a Receivable as to which payment of the Purchase Amount has previously been made by the Seller or the Servicer pursuant to the Agreement.

           "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.

Optional Prepayment

      If the Pool Balance as of the last day of a Collection Period has declined to 5% or less of the Original Pool Balance, the Seller or Servicer may purchase all remaining Trust Property on any Distribution Date occurring in a subsequent Collection Period at a purchase price equal to the aggregate of the Purchase Amounts of the remaining Receivables (other than Defaulted Receivables), which purchases would result in a prepayment of the Certificates. See "Description of the Transfer and Servicing Agreements-Termination" in the Prospectus.

Accounts

      Separate Certificate Distribution Accounts will be established for the Class A Certificates (the "Class A Distribution Account") and the Class B Certificates (the "Class B Distribution Account"). In addition to those accounts and a Collection Account for the Trust (see "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus), the Seller will also establish and maintain in the name of the Trustee, the Reserve Account. The Reserve Account will be created with an initial deposit by the Seller of cash or Eligible Investments having a value of at least equal to the Reserve Account Initial Deposit. In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Certificateholders and the Servicer have been made will be deposited into the Reserve Account until the amount on deposit in the Reserve Account is equal to the Specified Reserve Account Balance. All investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses, will be distributed to the Seller and not be treated as collections on the Receivables or otherwise be available for Certificateholders.

      The Reserve Account will be an Eligible Deposit Account which the Seller shall establish and maintain in the name of the Trustee. Funds on deposit in the Reserve Account will be invested in Eligible Investments selected by the Seller and, if permitted by the Rating Agencies, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. The Reserve Account and any amounts therein will not be property of the Trust, but will be pledged to and held for the benefit of the Trustee, as secured party.

      On each Distribution Date, the amount available in the Reserve Account (the "Available Reserve Amount") will equal the lesser of (a) the amount on deposit in the Reserve Account (exclusive of investment earnings) and (b) the Specified Reserve Account Balance.

      On each Deposit Date, the Trustee will withdraw funds from the Reserve Account (a) to the extent required to make reimbursements of Outstanding Advances (after application of Interest Collections for that purpose) and (b) to the extent (i) the sum of the amounts required to be distributed to Certificateholders and the accrued and unpaid Servicing Fees payable to the Servicer on such Distribution Date exceeds (ii) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of investment income). Such deficiencies in the Collection Account may result from, among other things, Receivables becoming Defaulted Receivables or the failure by the Servicer to make any remittance required to be made under the Agreement. The aggregate amount to be withdrawn from the Reserve Account on any Deposit Date will not exceed the Available Reserve Amount with respect to the related Distribution Date. The Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before the Distribution Date with respect to which such withdrawal was made.

      The "Specified Reserve Account Balance" with respect to any Distribution Date will, subject to reduction as described below, be equal to ___% of the Pool Balance as of the last day of the preceding Collection Period, but in any event will not be less than the lesser of (i) $____________ and (ii) the sum of such Pool Balance plus an amount sufficient to pay interest on (a) the Class A Percentage times such Pool Balance at a rate equal to the sum of the Class A Certificate Rate and the Servicing Fee Rate through the Final Scheduled Distribution Date and (b) the Class B Percentage times such Pool Balance at a rate equal to the sum of the Class B Certificate Rate and the Servicing Fee Rate through the Final Scheduled Distribution Date; provided that the Specified Reserve Account Balance will be calculated using a percentage of __% for any Distribution Date (beginning ________, 199__) on which the Average Net Loss Ratio exceeds __% or the Average Delinquency Ratio exceeds ___%. The Specified Reserve Account Balance may be reduced to a lesser amount as determined by the Seller so long as such reduction does not cause either Rating Agency to withdraw or downgrade its rating of the Certificates. The time necessary for the Reserve Account to reach and maintain the Specified Reserve Account Balance at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. Amounts on deposit in the Reserve Account will be released to the Servicer on each Distribution Date to the extent that the amount on deposit in the Reserve Account would exceed the Specified Reserve Account Balance. The Trustee also will cause all investment earnings attributable to the Reserve Account to be distributed on each Distribution Date to the Seller. Upon any distribution to the Servicer of amounts from the Reserve Account, the Certificateholders will not have any rights in, or claims to, such amounts.

           "Aggregate Net Losses" means, for any Collection Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted Receivables minus all Liquidation Proceeds collected during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

           "Average Delinquency Ratio" means, as of any Distribution Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

           "Average Net Loss Ratio" means, as of any Distribution Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

           "Delinquency Ratio" means, for any Collection Period, the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) which are 30 or more days delinquent as of the end of such Collection Period, determined in accordance with Servicer's customary practices, divided by (b) the Pool Balance as of the last day of such Collection Period.

           "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the Obligors any proceeds from lender's single interest insurance policies to the extent not included in collections distributable to Certificateholders, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related Motor Vehicle Loan, and
      (c) the monies collected by the Servicer (from whatever source, including, but not limited to proceeds of a sale of a Financed Vehicle or deficiency balance recovered after the charge-off of the related Receivable or as a result of the exercise of any rights against the related Dealer) on such Defaulted Receivable net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

           "Net Loss Ratio" means, for any Collection Period, an amount, expressed as a percentage, equal to (a) the Aggregate Net Losses for such Collection Period, divided by (b) the average of the Pool Balances on each of the first day of such Collection Period and the last day of such Collection Period.

      If funds in the Reserve Account are reduced to zero, the Certificateholders will bear the credit and other risks associated with ownership of the Receivables. In such a case, the amount available for distribution may be less than that described below, and the Certificateholders may experience delays or suffer losses as a result, among other things, of defaults or delinquencies by the Obligors or previous extensions made by the Servicer.

Advances

      On or prior to each Deposit Date, the Servicer will be required to advance any Interest Shortfall with respect to the related Distribution Date by depositing the amount of such Interest Shortfall into the Collection Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable as set forth below.

      On each Distribution Date, prior to making any of the distributions set forth in "--Distributions" below, the Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. If it is acceptable to each Rating Agency without a reduction in the rating of the Certificates, the Outstanding Advances at the option of the Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

           "Expected Interest" means, with respect to any Distribution Date, an amount equal to the sum of (a) with respect to all Simple Interest Receivables, the product of (i) one-twelfth of the Weighted Average APR for such Receivables for the related Collection Period multiplied by (b) an amount equal to the aggregate Principal Balance of such Receivables as of the first day of the related Collection Period minus the sum of the Principal Balances of the Non-Advance Receivables that are Simple Interest Receivables for such Distribution Date plus (b) with respect to all Precomputed Receivables, that portion of the collections on such Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures.

           "Interest Collections" for a Distribution Date means the sum of the following amounts with respect to the related Collection Period:
      (a) that portion of the collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures; (b) all Liquidation Proceeds received during such Collection Period; and (c) all Purchase Amounts, each to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period. "Interest Collections" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Interest Shortfall" means, with respect to any Distribution Date, the lesser of (a) the amount (if any) by which the Expected Interest for such Distribution Date exceeds the Net Interest Collections for such Distribution Date and (b) the amount (if any) by which the sum of any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and the Class A Interest Distributable Amount and the Class B Interest Distributable Amount for such Distribution Date exceeds the Net Interest Collections for such Distribution Date.

           "Net Interest Collections" means, with respect to any Distribution Date, the greater of (a) zero and (b) Interest
      Collections for such Distribution Date minus the Outstanding Advances as of such Distribution Date.

           "Non-Advance Receivables" means, with respect to any Distribution Date, any Receivables which became Defaulted Receivables during the related Collection Period or which the Servicer, in its sole discretion, believes are likely to become Defaulted Receivables.

           "Outstanding Advances" means, as of any date, all Advances made by the Servicer with respect to prior Distribution Dates which have not been reimbursed.

           "Weighted Average APR" means, with respect to any Simple Interest Receivables or any Precomputed Receivables during any Collection Period, the weighted average of the APR of such Receivables (excluding Non-Advance Receivables), weighted based on the Principal Balance of each such Receivable as of the first day of such Collection Period.

Servicing Compensation and Payment of Expenses

      The Servicing Fee Rate will be 1.0% per annum of the Pool Balance as of the first day of the related Collection Period (after giving effect to the distributions to be made on the following Distribution Date). The Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) will be paid on each Distribution
Date solely to the extent of the Available Interest. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus. The Servicer will also collect and retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges (the "Supplemental Servicing Fee") allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

           "Available Interest" means, with respect to any Distribution Date, the excess of (a) the sum of (i) Interest Collections for such Distribution Date and (ii) all Advances made by the Servicer with respect to such Distribution Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Distribution Date.

Distributions

      Deposits to Collection Account. On or before the eighth calendar day of each month, or if such eighth day is not a Business Day, the immediately preceding Business Day (the "Determination Date"), the Servicer will provide the Trustee with a report (the "Servicer's Report") containing certain information with respect to the preceding Collection Period, including the amount of aggregate collections on the Receivables during such Collection Period, the aggregate amount of Receivables which became Defaulted Receivables during such Collection Period, the aggregate Purchase Amounts of Receivables to be repurchased by the Seller or to be purchased by the Servicer on the related Deposit Date and the aggregate amount to be withdrawn from the Reserve Account. Trustee has agreed to act as Servicer's agent for the purpose of preparing and delivering Servicer's Reports, and so long as Trustee timely prepares and delivers Servicer's Report, Servicer shall not be required to do so. Any failure by Trustee to prepare and deliver a Servicer's Report, or inaccuracy in any Servicer's Report so prepared and delivered shall (so long as Servicer shall also not timely prepare and deliver such Servicer's Report or correct any such inaccuracy) have the same effect as would such a failure by Servicer or inaccuracy in a Servicer's Report prepared and filed by Servicer.

      On or before each Deposit Date, (a) the Servicer will cause all collections and Liquidation Proceeds to be deposited into the Collection Account and will deposit into the Collection Account all Purchase Amounts of Receivables to be purchased by the Servicer on such Deposit Date, (b) the Seller will deposit into the Collection Account all Purchase Amounts of Receivables to be repurchased by the Seller on such Deposit Date, (c) the Trustee will make any required withdrawals for the related Distribution Date from the Reserve Account and deposit such amounts into the Collection Account and (d) the Servicer will deposit all Advances for the related Distribution Date into the Collection Account.

      Deposits to the Distribution Accounts. On each Distribution Date, after making reimbursements of Outstanding Advances to the Servicer based on the related Servicer's Report, the Trustee will make the following deposits and distributions from the Collection Account, to the extent of the sum of Available Interest and any Available Reserve Amount remaining after such reimbursements (and, in the case of shortfalls occurring under clause (b) below in the Class A Interest Distributable Amount, the Class B Percentage of Available Principal to the extent of such shortfalls), in the following priority:

      (a) to the Servicer, any unpaid Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods;

      (b) to the Class A Distribution Account, the Class A Interest Distributable Amount for such Distribution Date; and

      (c) to the Class B Distribution Account, the Class B Interest Distributable Amount for such Distribution Date.

      On each Distribution Date based on the related Servicer's Report, the Trustee will make the following deposits and distributions, to the extent of Available Principal and the portions of Available Interest and Available Reserve Amount remaining after the application of clauses (a), (b) and (c) above, in the following priority:

      (d) to the Class A Distribution Account, the Class A Principal Distributable Amount for such Distribution Date;

      (e) to the Class B Distribution Account, the Class B Principal Distributable Amount for such Distribution Date;

      (f) to the Reserve Account, any amounts remaining, until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance; and

      (g)  to the Seller, any amounts remaining.

      On each Distribution Date, all amounts on deposit in the Class A Distribution Account will be distributed to the Class A Certificateholders as of the Record Date and all amounts on deposit in the Class B
Distribution Account will be distributed to the Class B Certificateholders as of the Record Date by the Trustee.

           "Class A Interest Carryover Shortfall" means, (a) with respect to the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Certificate Rate.

           "Class A Interest Distributable Amount" means, with respect to any Distribution Date, the sum of Class A Monthly Interest for such Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

           "Class A Monthly Interest" means, with respect to any Distribution Date, one-twelfth of the Class A Certificate Rate multiplied by the Class A Certificate Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

           "Class A Monthly Principal" means, with respect to any Distribution Date, the Class A Percentage of the Principal
      Distribution Amount for such Distribution Date.

           "Class A Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of Class A Monthly Principal for such Distribution Date and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such Distribution Date.

           "Class A Principal Distributable Amount" means, with respect to any Distribution Date, the sum of Class A Monthly Principal for such Distribution Date and, in the case of any Distribution Date other than the initial Distribution Date, the Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date; provided, however, that the Class A Principal Distributable Amount shall not exceed the outstanding aggregate principal balance of the Class A Certificates prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount shall include any additional amount available to reduce the outstanding aggregate principal balance of the Class A Certificates to zero.

           "Class B Interest Carryover Shortfall" means, (a) with respect to the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Certificate Rate.

           "Class B Interest Distributable Amount" means, with respect to any Distribution Date, the sum of Class B Monthly Interest for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

           "Class B Monthly Interest" means, with respect to any Distribution Date, one-twelfth of the Class B Certificate Rate multiplied by the Class B Certificate Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

           "Class B Monthly Principal" means, with respect to any Distribution Date, the Class B Percentage of the Principal
      Distribution Amount for such Distribution Date.

           "Class B Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of Class B Monthly Principal for such Distribution Date and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such Distribution Date.

           "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the sum of Class B Monthly Principal for such Distribution Date and, in the case of any Distribution Date other than the initial Distribution Date, the Class B Principal Carryover Shortfall as of the close of business on the preceding Distribution Date; provided, however, that the Class B Interest Distributable Amount shall not exceed the outstanding aggregate principal balance of the Class B Certificates prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class B Interest Distributable Amount will include any additional amount available to reduce the outstanding aggregate principal balance of the Class B Certificates to zero.

      The following chart sets forth an example of the application of the foregoing provisions to a hypothetical monthly distribution:


March 1 - March 31.............  Collection Period. The Servicer receives monthly payments, prepayments, and other proceeds in respect of the Receivables.

March 31.......................  Record Date. Distributions on the next
                                 Distribution Date are made to
                                 Certificateholders of record at the close of business on this date.

April 8........................  Determination Date. On or before this date, the Servicer, delivers to the
                                 Trustee the Servicer's Report, which
                                 notifies the Trustee of the amounts
                                 required to be distributed and the amounts available for distribution on the next Distribution Date.

April 12.......................  Deposit Date. All Collections and Advances
                                 relating to the preceding Collection
                                 Period are required to be deposited in the Collection Account on or before this date. The Trustee withdraws funds from the Reserve Account to the extent necessary.

April 15.......................  Distribution Date. The Trustee distributes to Certificateholders amounts payable in respect of the Certificates, pays the Servicing Fee and reimburses Outstanding Advances to the Servicer, deposits any excess funds to the Reserve Account and, if the Reserve Account is equal to the Specified Reserve Account Balance, pays any remaining funds to the Seller.

                CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

      Information regarding certain legal aspects of the Receivables is set forth under "Certain Legal Aspects of the Receivables" in the Prospectus.


                          ERISA CONSIDERATIONS

The Class A Certificates

      Subject to the considerations set forth under "ERISA Considerations-Trusts That Do Not Issue Notes" in the Prospectus, the Class A Certificates may be purchased with the assets of an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Class A Certificate is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Class A Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

The Class B Certificates

      The Class B Certificates and any beneficial interest in such Class B Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e)(1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. For additional information regarding treatment of the Class B Certificates under ERISA, see "ERISA Considerations" in the Prospectus.


                              UNDERWRITING

      Subject to the terms and conditions set forth in an underwriting agreement, the Seller has agreed to cause the Trust to sell to each of the underwriters listed below (each, an "Underwriter"), and each of the Underwriters has agreed to purchase, the principal amount of the Certificates set forth opposite its name below. Under the terms and conditions of the Underwriting Agreement, each of the Underwriters is obligated to take and pay for all of the Certificates, if any are taken.

                             Principal Amount of      Principal Amount of
                             Class A Certificates     Class B Certificates
                             --------------------     --------------------
_______________________.....$_____________________   $________________________
_______________________..... _____________________    ________________________
_______________________..... _____________________    ________________________

Total                       $_____________________   $________________________


      The Seller has been advised by the Underwriters that they propose initially to offer the Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of _____% per Class A Certificate and ____% per Class B Certificate. The Underwriters may allow, and such dealers may reallow, a concession not in excess of ____% per Class A Certificate and ____% per Class B Certificate to certain other dealers. After the initial public offering of the Certificates, the public offering prices and such concessions may be changed.

      The Seller does not intend to apply for listing of the Certificates on a national securities exchange, but has been advised by the Underwriters that they intend to make a market in the Certificates. The Underwriters are not obligated, however, to make a market in the Certificates and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Certificates.

      The Seller has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      In the ordinary course of their respective businesses, each Underwriter and its affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Seller.

                             LEGAL OPINIONS

      In addition to the legal opinions described in the Prospectus, certain federal income tax and other legal matters will be passed upon for the Trust by Mayer, Brown & Platt, Chicago, Illinois. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

                         INDEX OF DEFINED TERMS

                                                                    Page

Acquired Receivables.................................................S-4
Advance..............................................................S-5
Affiliate............................................................S-3
Aggregate Net Losses................................................S-16
Agreement............................................................S-3
Available Interest..................................................S-17
Available Principal.................................................S-14
Available Reserve Amount............................................S-15
Average Delinquency Ratio...........................................S-16
Average Net Loss Ratio..............................................S-16
Bank.................................................................S-3
Business Day.........................................................S-4
Certificate Rate.....................................................S-4
Certificateholders...................................................S-5
Certificates.........................................................S-1
Class A Certificate Balance..........................................S-5
Class A Certificate Rate.............................................S-4
Class A Certificateholders...........................................S-4
Class A Certificates.................................................S-1
Class A Distribution Account........................................S-15
Class A Interest Carryover Shortfall................................S-18
Class A Interest Distributable Amount...............................S-18
Class A Monthly Interest............................................S-18
Class A Monthly Principal...........................................S-18
Class A Percentage...................................................S-3
Class A Principal Carryover Shortfall...............................S-19
Class A Principal Distributable Amount..............................S-19
Class B Certificate Balance..........................................S-5
Class B Certificate Rate.............................................S-4
Class B Certificateholders...........................................S-5
Class B Certificates.................................................S-1
Class B Distribution Account........................................S-15
Class B Interest Carryover Shortfall................................S-19
Class B Interest Distributable Amount...............................S-19
Class B Monthly Interest............................................S-19
Class B Monthly Principal...........................................S-19
Class B Percentage...................................................S-3
Class B Principal Carryover Shortfall...............................S-19
Class B Principal Distributable Amount..............................S-19
Closing Date.........................................................S-3
Code................................................................S-20
Collection Period....................................................S-4
Commission...........................................................S-2
Cutoff Date..........................................................S-3
Dealer Agreements....................................................S-3
Dealers..............................................................S-3
Defaulted Receivable................................................S-15
Delinquency Ratio...................................................S-16
Deposit Date.........................................................S-5
Determination Date..................................................S-17
Distribution Date....................................................S-2
ERISA................................................................S-7
Expected Interest...................................................S-16
Final Scheduled Distribution Date....................................S-2
Final Scheduled Maturity Date........................................S-4
Financed Vehicles....................................................S-3
Interest Collections................................................S-17
Interest Shortfall..................................................S-17
Issuer...............................................................S-3
Liquidation Proceeds................................................S-16
Net Interest Collections............................................S-17
Net Loss Ratio......................................................S-16
Non-Advance Receivables.............................................S-17
Norwest Bank.........................................................S-3
Original Pool Balance................................................S-5
Outstanding Advances................................................S-17
Plan................................................................S-20
Pool Balance.........................................................S-4
Principal Balance....................................................S-4
Principal Distribution Amount.......................................S-14
Prospectus...........................................................S-1
Purchased Receivable................................................S-15
Rating Agencies......................................................S-7
Realized Losses.....................................................S-15
Receivables..........................................................S-1
Receivables Pool....................................................S-10
Record Date..........................................................S-4
Reserve Account......................................................S-6
Reserve Account Initial Deposit......................................S-6
Seller...............................................................S-1
Servicer.............................................................S-1
Servicer's Report...................................................S-17
Specified Reserve Account Balance...................................S-15
Supplemental Servicing Fee..........................................S-17
Trust................................................................S-1
Trustee..............................................................S-3
Underwriter.........................................................S-20
Weighted Average APR................................................S-17

====================================      ====================================
No dealer, salesman or other person
has been authorized to give any
information or to make any
representation not contained in this
Prospectus Supplement or the Prospectus
and, if given or made, such information
or representation must not be relied
upon as having been authorized by the
Seller or the Underwriters. This
Prospectus Supplement and the
Prospectus do not constitute an
offer of any securities other than
those to which they relate or an
offer to sell, or a solicitation of
an offer to buy, to any person in
any jurisdiction where such an offer
or solicitation would be unlawful.
Neither the delivery of this
Prospectus Supplement and the                  $________________________
Prospectus nor any sale made hereunder               (Approximate)
shall, under any circumstances,
create any implication that the
information contained herein is correct
as of any time subsequent to their
respective dates.
    ___________________________

         TABLE OF CONTENTS
                                                      NORWEST AUTO
       Prospectus Supplement                     RECEIVABLES CORPORATION
                                                        (Seller)
                                 Page
Reports to Certificateholders    S-2
Summary of Terms..............   S-3
Risk Factors..................   S-9
The Trust.....................   S-10
The Receivables Pool..........   S-10
The Seller, the Servicer
 and Norwest Corporation......   S-14
Weighted Average Life of the
 Certificates.................   S-14
Description of the Certificates  S-14
Certain Legal Aspects of the
 Receivables..................   S-20               $__________________
ERISA Considerations..........   S-20                 __% Asset Backed
Underwriting..................   S-21                    Certificates
Legal Opinions................   S-21                      Class A
Index of Defined Terms........   S-22

            Prospectus
                                 Page
Available Information.........
Incorporation of Certain
  Documents by Reference......                      $__________________
Summary of Terms..............                        __% Asset Backed
Risk Factors..................                          Certificates
The Trusts....................                            Class B
The Receivables Pools.........
Weighted Average Life of the
  Securities..................
Pool Factors and Trading
  Information.................
Use of Proceeds...............
The Seller....................
The Bank and Norwest
  Corporation.................
Description of the Notes......
Description of the
  Certificates................
Certain Information Regarding
   the Securities.............                        ================
Description of the Transfer
  and Servicing Agreements....                     PROSPECTUS SUPPLEMENT
Certain Legal Aspects of the                       ______________, 199__
  Receivables.................
Federal Income Tax                                    ================
  Consequences................
Certain State Tax
  Consequences................
ERISA Considerations..........
Plan of Distribution..........
Notice to Canadian Residents..
Legal Opinions................
Index of Defined Terms........
Global Clearance, Settlement
  and Tax Documentation
  Procedures..................

Until 90 days after the date of this
Prospectus Supplement, all dealers
effecting transactions in the securities
described in this Prospectus
Supplement, whether or not participating
in this distribution, may be required to
deliver this Prospectus Supplement and
the Prospectus. This is in addition to
the obligation of dealers to deliver
this Prospectus Supplement and the
Prospectus when acting as underwriters
and with respect to their unsold
allotments or subscriptions.
======================================    ===================================

SUBJECT TO COMPLETION, DATED __________, 199_
                                                   [Owner Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199_)

                              [$______________]

                         Norwest Auto Trust 199_ - _
       $______________ Class A-1 ____% Asset Backed Notes
             $______________ Class A-2 ____% Asset Backed Notes
               $______________ ____% Asset Backed Certificates

                    Norwest Auto Receivables Corporation
                                   Seller

                        Norwest Bank Minnesota, N.A.
                                  Servicer


     The Norwest Auto Trust 199_-__ (the "Trust") will be governed by a Trust Agreement, to be dated as of ____________, 199_, between Norwest Auto Receivables Corporation, as seller (the "Seller") and ___________________________, as Owner Trustee. The Trust will issue $_____________ aggregate principal amount of Class A-1 ___% Money Market Asset Backed Notes (the "Class A-1 Notes"), and $____________ aggregate principal amount of Class A-2 ___% Asset Backed Notes (the "Class A-2
Notes" and, together with the Class A-1 Notes, the "Notes") pursuant to an Indenture to be dated as of _____________, 199_, between the Trust and ___________________, as Indenture Trustee. The Trust will also issue $__________________ aggregate principal amount of ___% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The assets of the Trust will include a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), payments received thereunder after ____________, 199__, security interests in the motor vehicles financed thereby, rights under Dealer Agreements, certain deposit accounts in which collections are held, any proceeds from claims on insurance policies relating to the Financed Vehicles and the proceeds of the foregoing.

                                              (continued on following page)

                    ___________________________

 Prospective investors should consider the "Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying Prospectus (the "Prospectus").

THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT
   BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT
      OBLIGATIONS OF OR INTERESTS IN NORWEST AUTO RECEIVABLES
        CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER
          NORWEST BANK OR ANY OF THEIR AFFILIATES.  NEITHER
           THE SECURITIES NOR THE RECEIVABLES ARE INSURED
            OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
              CORPORATION, ANY OTHER GOVERNMENTAL AGENCY
                OR INSTRUMENTALITY OR BY NORWEST AUTO
                 RECEIVABLES CORPORATION, NORWEST BANK
                  MINNESOTA, N.A., ANY OTHER NORWEST
                   BANK, NORWEST INVESTMENT SERVICES,
                    INC. OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
         SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE
              PROSPECTUS.  ANY REPRESENTATION TO THE
                 CONTRARY IS A CRIMINAL OFFENSE.
                    ___________________________

                                                   Underwriting
                              Price to             Discounts and          Proceeds to
                              Public(1)             Commissions         the Seller(1)(2)
                            ---------------       -----------------     -----------------

Per Class A-1 Note                       %                       %                     %
Per Class A-2 Note                       %                       %                     %
Per Certificate                          %                       %                     %
Total                        $____________           $____________         $____________

- ----------------------

(1) Plus accrued interest, if any, from ___________, 199__.
(2) Before deducting expenses, estimated to be $___________.


     The Notes and Certificates are offered by the Underwriters when, as and if issued and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Notes and the Certificates will be made in book-entry form only through the Same Day Funds Settlement System of The Depository Trust Company, or through Cedel Bank, societe anonyme or the Euroclear System, on or about __________, 199__.


_____________, 199__.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

      The assets of the Trust will be transferred by the Seller to the Trust on or prior to the Closing Date. The Notes will be secured by the assets of the Trust pursuant to the Indenture. Certain capitalized terms used in this Prospectus Supplement are defined in this Prospectus
Supplement on the pages indicated in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus. Interest on all classes of Notes will accrue at the fixed per annum interest rates specified above. Interest on the Notes will generally be payable on the [15th] day of each month (each, a "Distribution Date"), commencing _______, 199_. Principal of the Notes will be payable on each Distribution Date to the extent described herein, except that no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full. See "Description of the Notes--Payments of Interest."

     The Certificates will represent fractional undivided interests in the Trust. Interest, at the Certificate Rate, will be distributed to the Certificateholders on each Distribution Date to the extent of available funds. Principal, to the extent described herein, will be distributed to the Certificateholders on each Distribution Date commencing with the Distribution Date on which the Notes were paid in full to the extent of available funds. See "Description of the Certificates--Distributions of Principal Payments." Distributions of interest and principal on the Certificates will be subordinated in priority to payments due on the Notes as described herein. See "Description of the Transfer and Servicing Agreements--Subordination of Certificates."

     Each class of the Notes and the Certificates will be payable in full on the applicable final scheduled Distribution Date as set forth herein. However, payment in full of a class of Notes or of the Certificates could occur earlier or later than such dates as described herein. See "Weighted Average Life of the Securities." In addition, the Class A-2 Notes and the Certificates will be subject to prepayment in whole, but not in part, on any Distribution Date on which Norwest
Bank Minnesota, N.A. in its capacity as servicer (in such capacity, the "Servicer"), or the Seller exercises its option to purchase the Receivables. The Seller or Servicer may purchase the Receivables when the aggregate principal balance of the Receivables has declined to 5% or less of the initial aggregate principal balance of the Receivables purchased by the Trust.

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SUPPLEMENT OR SPECIFY ADDITIONAL INFORMATION WITH RESPECT TO STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY
OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE NOTES AND THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     There is currently no secondary market for the Securities offered hereby. Each Underwriter expects, but is not obligated to make a market in the Notes and Certificates. There can be no assurance that a secondary market will develop or that it will provide Securityholders with liquidity of investment or that it will continue for the life of the Securities offered hereby.


                  REPORTS TO SECURITYHOLDERS

     Unless and until Definitive Notes or Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of the Depository Trust Company and registered holder of the Notes and the Certificates. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http:/www.sec.gov.

                        SUMMARY OF TERMS

        The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" beginning at page S-__ or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer................     Norwest Auto Trust 199_-__ (the "Trust" or the
                             "Issuer"), a Delaware business trust
                             established pursuant to a trust agreement (as amended and supplemented, the "Trust Agreement"), dated as of ________________,
                             199_ between the Seller and the Owner Trustee.

Seller................     Norwest Auto Receivables Corporation, a
                             ___________ corporation (the "Seller").  See
                             "The Seller."

Servicer..............     Norwest Bank Minnesota, N.A., a national banking
                             association (the "Bank" or in its capacity as servicer, the "Servicer").

Indenture Trustee.....     ____________________, as trustee under the
                             Indenture (the "Indenture Trustee").

Owner Trustee.........     ____________________, as trustee under the Trust
                             Agreement (the "Owner Trustee").

The Notes.............     The Trust will issue Asset Backed Notes (the
                             "Notes"), pursuant to an Indenture to be dated as of _______________, 199_ (as amended and supplemented from time to time, the
                             "Indenture"), between the Issuer and the Indenture Trustee, as follows: (a) Class A-1 __% Money Market Asset Backed Notes (the "Class A-1 Notes") in the aggregate initial principal amount of $______________; and (b) Class A-2 __% Asset Backed Notes (the "Class A-2 Notes") in the aggregate initial principal amount of $____________.

                           The Notes will be secured by the assets of the
                             Trust pursuant to the Indenture.

The Certificates......     The Trust will issue __% Asset Backed
                             Certificates (the "Certificates" and, together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $________________. The Certificates will represent fractional undivided interests in the Trust and will be issued pursuant to the Trust Agreement.

The Receivables.......     On or prior to __________, 199_ (the "Closing
                             Date"), the Trust will purchase a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles or light duty trucks (collectively, the "Receivables"), including rights to receive certain payments made with respect to such Receivables, security interests in the vehicles financed thereby (the "Financed Vehicles"), rights under Dealer Agreements, certain deposit accounts in which collections are held, any proceeds from claims on insurance policies and the proceeds of the foregoing, having an aggregate principal balance of approximately $___________ as of ____________, 199_ (the
                             "Cutoff Date"), from the Seller pursuant to a Sale and Servicing Agreement to be dated as of ____________, 199_ (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller and the Servicer. See "Description of the Transfer and Servicing Agreements" herein and in the Prospectus.

                           The Receivables will generally consist of (i)
                             motor vehicle promissory notes and security agreements executed by an Obligor in favor of an Originator ("Direct Loans") and/or (ii) motor vehicle retail installment sale contracts (together with Direct Loans, "Motor Vehicle Loans") between an Obligor and a Dealer. Receivables that are to be included in any Receivables Pool will be transferred by an Affiliate to the Seller for purposes of sale to the applicable Trust. Receivables constituting approximately ___% of the aggregate principal balance of Receivables as of the Cutoff Date (the "Acquired Receivables") were acquired by the Affiliates through acquisitions.

                           All the Receivables provide for the allocation
                             of payments to principal and interest in accordance with the "simple interest" method. The Receivables have been selected from Motor Vehicle Loans owned by the Affiliates based on the criteria specified in the Sale and Servicing Agreement and described herein and in the Prospectus. See "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus. No Receivable will have a scheduled maturity that, after giving prospective effect to any permitted extensions or such deferrals, would be later than ____________ (the "Final Scheduled Maturity Date"). As of the Cutoff Date, the weighted average remaining maturity of the Receivables was approximately _____ months and the weighted average original maturity of the Receivables was approximately ____ months. As of the Cutoff Date, approximately ____% of the aggregate principal balance of the Receivables represented financing of new vehicles and the remainder represented financing of used vehicles.

                           The "Pool Balance" means, at any time, the sum
                             of the outstanding Principal Balances of the Receivables. The "Principal Balance" for any Receivable, at any time, means the principal balance of such Receivable at the end of the preceding Collection Period, after giving effect to all payments received from Obligors and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, for such Collection Period and all losses realized on Receivables liquidated during such Collection Period.

Terms of the Notes

A.  Distribution Dates     Payments of interest and principal on the Notes
                             will be made on the [15th] day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing
                             ______________, 199_.  Each reference to a
                             "Payment Date" in the Prospectus shall refer to a Distribution Date herein. Payments will be made to holders of record of the Notes (the "Noteholders") as of the day immediately preceding such Distribution Date or, if Definitive Notes are issued, as of the [30th] day of the preceding month (a "Record Date"). A "Business Day" is a day other than a Saturday, a Sunday and that in New York City and in the city in which the corporate trust office of the Trustee is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed.

B.  Interest Rates....     The Class A-1 Notes will bear interest at the
                             rate of __% per annum (the "Class A-1 Interest Rate") and the Class A-2 Notes will bear interest at the rate of __% per annum (the "Class A-2 Interest Rate"). The Class A-1 Interest Rate and the Class A-2 Interest Rate are referred to herein collectively as "Interest Rates".

C.  Interest..........     Interest on the outstanding principal amount of
                             the Notes of each class will accrue at the applicable Interest Rate from the Closing Date (in the case of the first Distribution Date) and thereafter from the preceding Distribution Date through the current Distribution Date (each an "Interest Period"). Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Description of the Notes--Payments of Interest."

D.  Principal.........     Principal of the Notes will be payable on each
                             Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the calendar month (the "Collection Period") preceding such Distribution Date (in the case of the first Distribution Date, the period from (but not including) the Cutoff Date to and including ___________, 199_) to the extent of funds available therefor.

                           No principal payments will be made on the Class
                             A-2 Notes until the Class A-1 Notes have been paid in full.

                           The outstanding principal amount of the Class
                             A-1 Notes, to the extent not previously paid, will be payable on the _____________, 199_ Distribution Date (the "Class A-1 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the ____________, 199_
                             Distribution Date (the "Class A-2 Final
                             Scheduled Distribution Date").

E.  Significant
    Characteristics
    of Class Notes.......   [Interest will accrue on the Class __ Notes from
                             [the Closing Date] but no interest will be payable on the Class __ Notes until [[the Distribution] [Payment] Date]] [the [Distribution] [Payment] Date on or after which the Class __ Notes have been paid in full]. [The Class __ Notes [do not bear interest] [bear interest at a nominal rate] and principal thereon is due and payable on [and after] [the [Distribution] [Payment] Date following the [Distribution] [Payment] Date on or after which the Class __ Notes have been paid in full] [each [Distribution] [Payment] Date to the extent that principal available to be paid on the Class __ Notes exceeds the amount necessary to reduce the outstanding principal balance of the Class __ Notes to the [planned balance] for such [Distribution] [Payment] Date. [No principal is payable with respect to the Class __ Notes.
                             The Class __ Notes are entitled only to interest on the [nominal] [notional] amount thereof, as described above under "Principal."] As a result the yield to maturity on the Class __ Notes will be particularly sensitive to the rate and timing of repayment, repurchase and defaults on the Receivables.] [See "Risk Factors" and "The Receivables Pool -- Weighted Average Life of the Securities."]

F.  Optional Redemption    After the Class A-1 Notes have been paid in
                             full, the Class A-2 Notes will be redeemed in whole, but not in part, on any Distribution Date on which the Seller or Servicer exercises its option to purchase the Receivables, which can occur after the Pool Balance declines to 5% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Class A-2 Notes plus accrued and unpaid interest thereon. See "Description of the Notes--Optional Redemption." The "Original Pool Balance" will equal the aggregate principal balance of the Receivables as of the Cutoff Date.

Terms of the Certificates

A.  Distribution Dates     Distributions with respect to the Certificates
                             will be made on each Distribution Date,
                             commencing __________, 199_. Distributions will be made to holders of record of the Certificates (the "Certificateholders" and, together with the Noteholders, the "Securityholders") as of the related Record Date (which will be the [30th] day of the preceding month if Definitive Certificates are issued).

B.  Certificate Rate       ___% per annum (the "Certificate Rate").

C.  Interest..........     On each Distribution Date, the Owner Trustee
                             will distribute pro rata to Certificateholders accrued interest at the Certificate Rate on the outstanding Certificate Balance generally to the extent of funds available following payment of the Servicing Fee and distributions in respect of interest on the Notes from the Total Distribution Amount and the Reserve Account. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the first Distribution
                             Date) and thereafter from the preceding
                             Distribution Date to and including such
                             Distribution Date.

D.  Principal.........     No distributions of principal on the
                             Certificates will be made until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Class A-2 Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal Distributable Amount for the Collection Period preceding such Distribution Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates.

                           The outstanding principal amount, if any, of the
                             Certificates will be payable in full on the __________ Distribution Date (the "Certificate Final Scheduled Distribution Date").

E.  Optional Prepayment    If the Pool Balance as of the last day of a
                             Collection Period has declined to 5% or less of the Original Pool Balance, the Seller or Servicer may purchase all remaining Trust Property on any Distribution Date occurring in a subsequent Collection Period at a purchase price equal to the aggregate of the Purchase Amounts of the remaining Receivables (other than Defaulted Receivables), which would result in a prepayment of the Certificates. See "Description of the Certificates--Optional Prepayment."

Advances..............     On or prior to the Business Day preceding each
                             Distribution Date (the "Deposit Date"), the
                             Servicer will advance (an "Advance") in an amount equal to the lesser of (a) the excess, if any, of the amount of interest that would be expected to be received on the Receivables (other than Non-Advance Receivables) during the related Collection Period over the actual interest collected by the Servicer during such Collection Period minus unreimbursed prior Advances and (b) the amount (if any) by which the sum of any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and the amount of interest distributable to the Securityholders on the following Distribution Date exceeds the actual interest collected by the Servicer during the related Collection Period minus unreimbursed prior Advances, subject to certain limitations described below. The Servicer will be entitled to be reimbursed for outstanding Advances on the Distribution Date in the following month to the extent of interest collections for such Distribution Date and, to the extent such collections are insufficient, to the extent of funds in the Reserve Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable from the following month's collections of interest and the funds in the Reserve Account. See "Description of the Transfer and Servicing Agreements--Advances."

Reserve Account.......     A reserve account (the "Reserve Account") will
                             be created with an initial deposit by the Seller of cash or certain investments having a value of at least $________ (the "Reserve Account Deposit"). In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Certificateholders and the Servicer have been made will be deposited into the Reserve Account until the amount of the Reserve Account is equal to the Specified Reserve Account Balance.

                           On or prior to each Deposit Date, the Indenture
                             Trustee will withdraw funds from the Reserve
                             Account, to the extent of the funds therein
                             (exclusive of investment earnings), (a) to the extent required to reimburse the Servicer for Outstanding Advances and (b) to the extent (i) the sum of the amounts required to be distributed to Certificateholders and the Servicer on the related Distribution Date exceeds (ii) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of investment income). If the amount in the Reserve Account is reduced to zero, Certificateholders will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles. See "Risk Factors" herein and in the Prospectus, "Description of the Certificates--The Reserve Account"; and "Certain Legal Aspects of the Receivables" in the Prospectus.

Prepayment Considerations  The weighted average life of the Securities may be reduced by full or partial prepayments on the Receivables. The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceeds from credit life, disability, theft or physical damage insurance, repurchases by the Seller as a result of certain uncured breaches of the warranties made by it in the Sale and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Sale and Servicing Agreement with respect to the Receivables, or the Seller or Servicer exercising its optional purchase right. The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that the Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the applicable Affiliate.
                             No prediction can be made as to the actual prepayment rates which will be experienced on the Receivables. If prepayments were to occur after a decline in interest rates, investors seeking to reinvest their funds might be required to invest at a return lower than the applicable Interest Rate or the Certificate Rate, as the case may be. Security Owners will bear all reinvestment risk resulting from prepayment of the Receivables. See "Risk Factors--Prepayment Considerations" and
                             "Weighted Average Life of the Securities" in the Prospectus and "Weighted Average Life of the Securities" herein.

Tax Status............     In the opinion of Mayer, Brown & Platt, for
                             federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. In the opinion of _____________, ____________ tax counsel to the Trust, the same characterizations would apply for ____________ income tax purposes as for federal income tax purposes. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness, and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal, state and local income tax purposes. Alternative characterizations of the Trust and the Certificates are possible, but would not result in materially adverse tax consequences to Certificateholders. See "Federal
                             Income Tax Consequences" and "Certain State
                             Tax Consequences" in the Prospectus for
                             additional information concerning the
                             application of federal and state tax laws to the Trust and the Securities.

ERISA Considerations...    Subject to the considerations discussed under
                             "ERISA Considerations" herein and in the Prospectus, the Notes are eligible for purchase by employee benefit plans.

                           The Certificates may not be acquired with the
                             assets of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or with the assets of an individual retirement account. See "ERISA Considerations" herein and in the Prospectus.

Legal Investment......     The Class A-1 Notes will be eligible securities
                             for purchase by money market funds under paragraph (a)(5) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Risk Factors..........     See "Risk Factors" herein and in the Prospectus
                             for a discussion of certain factors that potential investors should consider in determining whether to invest in the Securities.

[No] Listing of
Securities............     [The [Securities]/[Notes]/[Certificates] will not
                            be listed on any national securities exchange or automated quotation system of a registered securities association.] [The Certificates] [Notes] [Securities] will be listed on _________________.]

Rating of the Notes...     It is a condition to the issuance of the Notes
                             that the Class A-1 Notes be rated in the highest short-term rating category and that the Class A-2 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies (the "Rating Agencies"). There can be no assurance that a rating will not be lowered or withdrawn by a Rating Agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" herein and in the Prospectus.

Rating of the
  Certificates .......     It is a condition to the issuance of the
                             Certificates that they be rated at least "A" or its equivalent by at least two nationally recognized rating agencies. There can be no assurance that a rating will not be lowered or withdrawn by a rating agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" in the Prospectus.





                             RISK FACTORS

In addition to the other information contained herein and in the Prospectus, prospective investors should consider carefully the following risk factors and the information contained in "Risk Factors" in the Prospectus.

Geographic Concentration

     Economic conditions in states where Obligors reside may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. As of the Cutoff Date, the mailing addresses of Obligors with respect to approximately __% by principal balance of the Receivables were located in ____________, and the mailing addresses of Obligors with respect to approximately __% by principal balance of the Receivables were located in ____________ and ________________ collectively. See "The Receivables Pool."

Subordination

     Distributions of interest and principal on the Certificates will be subordinated in priority of payment to interest and principal due on the Class A-1 Notes and Class A-2 Notes. Consequently, the Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Notes on such Distribution Date has been deposited in the Note Distribution Account. The Certificateholders will not receive any distributions of principal until the Distribution Date on which the Class A-2 Notes were paid in full. However, upon the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, distributions of the amounts on the Certificates will be subordinated in priority of payment to payment in full of principal of the Notes.

     If an Event of Default occurs, the Indenture Trustee or the holders of a majority of the aggregate principal amount of all the Notes may declare the principal of the Notes to be immediately due and payable, and the Indenture Trustee may institute or be required to institute proceedings to collect amounts due or exercise its remedies as a secured party (including foreclosure or sale of the Receivables). In the event of a sale of Receivables by the Indenture Trustee following an Event of Default, there is no assurance that the proceeds of such sale will be equal to or greater than the aggregate outstanding principal amount of the Notes and the Certificate Balance plus accrued interest. Because neither interest nor principal is distributed to Certificateholders upon sale of the Receivables following an Event of Default and acceleration of the Notes under the Indenture until all the Notes have been paid in full, the interests of Noteholders and the Certificateholders may conflict, and the exercise by the Indenture Trustee of its right to sell the Receivables or exercise other remedies under the Indenture and applicable law may cause the Certificateholders to suffer a loss of all or part of their investment. See "Description of the Notes--The Indenture--Events of Default; Rights upon Event of Default" and "Description of the Transfer and Servicing Agreements--Insolvency Event" in the Prospectus.

     In general, the Seller may, and in certain circumstances the Certificateholders may, direct the Owner Trustee in the administration of the Trust. However, because the Trust has pledged the property of the Trust to the Indenture Trustee to secure the payment of the Notes, including in such pledge certain rights of the Trust under the Sale and Servicing Agreement, the Indenture Trustee and not the Seller or the Certificateholders has the power to direct the Trust to take certain actions in connection with the administration of the property of the Trust until the Notes have been paid in full and the lien of the Indenture has been released. In addition, the Seller and Certificateholders are not allowed to direct the Owner Trustee to take any action which conflicts with the provisions of any of the Sale and Servicing Agreement, the Trust Agreement or the Indenture (together the "Basic Documents"). The Indenture specifically prohibits the Issuer from taking any action which would impair the Indenture Trustee's security interest in the Trust and generally requires the Owner Trustee to obtain the consent of the Indenture Trustee or the holders of a majority of the aggregate principal amount of the Notes before modifying, amending, supplementing, waiving or terminating any Basic Document or any provision of any Basic Document. Therefore, until the Notes have been paid in full, the ability to direct the Trust with respect to certain actions permitted to be taken by it under the Basic Documents rests with the Indenture Trustee and the Noteholders instead of the Seller or the Certificateholders.

     If an Event of Servicing Termination were to occur, the holders of a majority of the outstanding principal amount of the Notes, the Indenture Trustee acting on behalf of the Noteholders, or the Owner Trustee and not the Seller or the Certificateholders, would have the right to terminate the Servicer as the servicer of the Receivables without consideration of the effect such termination would have on Certificateholders. In addition, the holders of not less than a majority of the outstanding principal amount of the Notes would have the right to waive certain Events of Servicing Termination, without consideration of the effect such waiver would have on Certificateholders. See "Description of the Transfer and Servicing Agreements--Events of Servicing Termination" and "--Rights upon Event of Servicing Termination" in the Prospectus.

Limited Assets

     The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Notes and the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Similarly, although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Notes and the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Notes and the Certificates.

     Amounts on deposit in the Reserve Account will be available on any Distribution Date first to cover shortfalls in reimbursement of outstanding Advances and payment of Servicing Fees to the Servicer, then shortfalls in distributions of interest on the Notes then shortfalls in distributions of interest on Certificates. After distributions of interest on the Certificates have been made, the remaining amounts on deposit in the Reserve Account will be available first to cover shortfalls in distributions of principal on the Notes and then shortfalls in distributions of principal on the Certificates. If the Reserve Account is exhausted, the Trust will depend solely on payments on the Receivables to make distributions on the Securities, and Securityholders will bear the risk of delinquency, loan losses and repossessions with respect to the Receivables. There can be no assurance that the future delinquency, loan loss and repossession experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to the portfolio of Motor Vehicle Loans serviced by the Servicer. Any amounts released from the Reserve Account to the Seller will not be available to the Securityholders. See "The Receivables Pool--Pool Composition" and "Delinquency and Net Losses" herein and "The Receivables Pools" in the Prospectus and "Description of the Transfer and Servicing Agreements--Subordination of Certificateholders; Reserve Account" and "--Distributions" herein.

Maturity and Prepayment Considerations

     The Certificates will not receive any principal payments until the Notes have been paid in full. In addition, no principal payments on the Certificates will be made until the Distribution Date on which the Notes are paid in full. As the rate of payment of principal of the Notes and the Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of the Notes and the final distribution in respect of the Certificates could occur significantly earlier than the applicable Final Scheduled Distribution Date. It is expected that final payment of the Notes and the final distribution in respect of the Certificates will occur on or prior to the applicable Final Scheduled Distribution Date. However, if sufficient funds are not available to pay the Notes or the Certificates in full on or prior to the applicable Final Scheduled Distribution Date, final payment of the Notes and the final distribution in respect of the Certificates could occur later than such date. See "Weighted Average Life of the Securities" herein and in the Prospectus.

     [THE YIELD ON THE CLASS ___ NOTES WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PAYMENTS (INCLUDING PREPAYMENTS) ON THE RECEIVABLES.
[AN INVESTOR PURCHASING A CLASS ___ NOTE AT A SIGNIFICANT PREMIUM COULD, UNDER CERTAIN PREPAYMENT SCENARIOS, FAIL TO RECOUP ITS ORIGINAL INVESTMENT.] [THE YIELD TO MATURITY ON THE CLASS ___ NOTES WILL BE ADVERSELY AFFECTED
BY A LOWER THAN ANTICIPATED RATE OF PAYMENT ON THE RECEIVABLES.] [The reinvestment risk to an investor in the Class ___ Notes may be exacerbated in the event of [an increase in the rate of payment on the Receivables in a decreasing interest rate environment] [a decrease in the rate of payment on the Receivables in an increasing rate environment]. Any ratings assigned to the Class ___ Notes by a Rating Agency will reflect only such Rating Agency's assessment of the likelihood that timely distributions will be made with respect to the Class ___ Notes in accordance with the Sale and Servicing Agreement and the Indenture. Such rating will not constitute an assessment of the likelihood that principal prepayments on the Receivables will occur or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, such rating will not address the possibility that prepayment rates higher or lower than anticipated by an investor may cause [such investor to experience a lower than anticipated yield] [an investor purchasing a Class ___ Note at a significant premium might fail to recoup its investment]. See "The Receivables Pool--Sensitivity of the Class ___ Notes to Prepayments."]

Ratings of the Securities

     It is a condition to the issuance of the Notes and of the Certificates that the Class A-1 Notes be rated in the highest short-term rating category and that the Class A-2 Notes be rated in the highest long-term rating category, and that the Certificates be rated at least "A" or its equivalent, by at least two nationally recognized rating agencies.
A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the payment of principal and interest on the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.


                          THE TRUST

General

     The Issuer, Norwest Auto Trust 199_-_, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than
(a) acquiring, holding and managing the Receivables and the other assets of the Trust and proceeds therefrom, (b) from time to time prior to the Closing Date, issuing indebtedness or other securities to finance its purchase of the Receivables and such other assets and, on and after the Closing Date, issuing the Notes and the Certificates to finance such assets, (c) making payments on the indebtedness and other securities and the Notes and the Certificates issued by it, and (d) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     At the time the Notes and Certificates are issued, the Trust will be capitalized with equity in an amount equal to the Certificate Balance of $__________, excluding amounts deposited in the Reserve Account. On the Closing Date, Certificates with an original principal balance of $______________ will be sold to the Seller, and the remaining equity interest will be sold to third party investors that are expected to be unaffiliated with the Seller, the Servicer or their affiliates or the Trust. The equity of the Trust, together with the net proceeds from the sale of the Notes, will be used by the Trust to purchase the Receivables from the Seller pursuant to the Sale and Servicing Agreement or to repayment of any related Warehouse Financing.

     If the protection provided to the investment of the Securityholders by the Reserve Account is insufficient, the Trust will look only to the Obligors on the Receivables, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and the proceeds from any Dealer Recourse. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Securityholders with respect to the Securities. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" and "Certain Legal Aspects of the Receivables" in the Prospectus.

     The Trust's principal offices are in Delaware, in care of __________________, as Owner Trustee, at the address listed below under "--The Owner Trustee".

Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates have taken place on such date:


Class A-1 __% Money Market Asset Backed Notes. . .   $___________
Class A-2 __% Asset Backed Notes . . . . . . . . .    ___________
__% Asset Backed Certificates. . . . . . . . . . .    ___________

Total. . . . . . . . . . . . . . . . . . . . . . .   $
                                                      ===========


The Owner Trustee

     _______________ is the Owner Trustee under the Trust Agreement.
_____________ is a __________________ and its principal offices where information can be obtained relating to the Trust and the Certificates are located at _____________________. The Seller and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.


                        THE RECEIVABLES POOL

     The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased as of the Cutoff Date. The Receivables have been selected from the portfolio of each Affiliate for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pool," as well as the requirement that each Receivable (a) has an outstanding principal balance of at least $_____, (b) as of the Cutoff Date, was not more than 30 days past due, (c) has a scheduled maturity not later than six months before the Final Scheduled Maturity Date, and (d) has an original term to maturity of not more than ___ months. No selection procedures believed by any Affiliate to be adverse to the Certificateholders were used in selecting the Receivables. Approximately ___% of the aggregate principal balance of Receivables as of the Cutoff Date constituted Acquired Receivables.

Pool Composition

     Set forth in the following tables is information concerning the composition, distribution by APR and the geographic distribution of the Receivables to be conveyed by the Seller to the Trust as of the Cutoff Date.


- -------------------------------------------------------------------------------------------------------
                                        Composition of the Receivables
                                           as of the Cutoff Date(1)
- -------------------------------------------------------------------------------------------------------
Weighted           Aggregate
Average APR        Principal       Number of     Weighted Average   Weighted Average      Average
of Receivables     Balance         Receivables    Remaining Term     Original Term     Principal Balance
- ---------------    ----------      -----------   ----------------   ----------------   -----------------
          %             $                              months             months                $






- --------------------------------

(1) The figures are summations or weighted averages of the Receivables transferred to the Trust as of the Cutoff Date.


- -------------------------------------------------------------------------------------------
                              Distribution by APR of the Receivables
                                     as of the Cutoff Date(1)
- -------------------------------------------------------------------------------------------
                                                                       Percentage of
                        Number of          Aggregate Principal      Aggregate Principal
APR Range               Receivables              Balance               Balance(2)
- ----------              ------------       -------------------      -------------------
                                                    (Dollars in Thousands)
                                                       $                        %



- -----------------------------

(1) The figures are summations or weighted averages of the Receivables transferred as of the Cutoff Date.
(2)  Percentages may not add to 100% because of rounding.

Approximately ___% of the aggregate principal balance of the Receivables, constituting ___% of the number of such Receivables, as of the Cutoff Date represented financing of new vehicles and the remainder represented financing of used vehicles.

               Geographic Distribution of the Receivables
                  Pool as of the Initial Cutoff Date(1)

                                           Percent of
                                           Aggregate
                                             Loan
        State                                Value
        =====                              ----------

        ___________________                   _.__%
        ___________________                   _.__%
        ___________________                   _.__%

________________________________

(1) No more than __% of the aggregate principal balance of the Receivables as of the Cutoff Date were originated by Motor Vehicle Loans made to Obligors that currently reside in any state other than ________________ or __________________.

Delinquencies and Net Losses

     Set forth below is certain information concerning the historical experience of the Originators pertaining to Motor Vehicle Loans. There can be no assurance that the delinquency and net loss experience on the Receivables of the Trust will be comparable to that set forth below.

                                                 Delinquency Experience(1)

                                                      At December 31,
                         -----------------------------------------------------
                              1995             1994              1993              1992               1991
                         ---------------  ---------------   --------------    --------------   --------------
                         Dollar  Percent  Dollar  Percent   Dollar Percent    Dollar Percent   Dollar Percent
                         ------- -------  ------- -------   ------ -------    ------ -------   ------ -------
                                                        (Dollars in Millions)
Amount of Motor Vehicle
Loans Outstanding.....

Period of Delinquency:

  31-60 days..........

  60-91 days..........

  over 90 days........

Repossessions.........

Total.................

Delinquencies...........

- ----------------------

(1) All amounts and percentages are based on the gross amount scheduled to be paid on each Motor Vehicle Loan, including unearned finance and other charges.

                          Historical Net Loss Experience

                                                                  Year Ended December 31,
                                                      ------------------------------------------
                                                      1995     1994      1993    1992      1991
                                                      -----    -----     -----   -----     -----
                                                                   (Dollars in Thousands)

Principal Amount of Motor Vehicle Loans
Outstanding(1).......................................

Average Principal Amount of Motor Vehicle
Loans Outstanding....................................

Number of Motor Vehicle Loans Outstanding............

Average Number of Motor Vehicle Loans Outstanding....

Gross Charge-Offs....................................

Recoveries...........................................

Net Losses(2)........................................

Net Losses as a Percent of Principal Amount
Outstanding(2).......................................

Net Losses as a Percent of Average Principal Amount
Outstanding(2).......................................

(1) Amount represents net principal amounts of Motor Vehicle Loans outstanding.

(2) Amount represents the aggregate balance of all Motor Vehicle Loans which are determined to be uncollectible in the period, less any recoveries on Motor Vehicle Loans charged-off in the period of any prior period.



     Delinquencies and net charge-offs are affected by a number of social, economic and other factors that may affect an Obligor's ability or willingness to pay, such as the amount or types of indebtedness incurred by such Obligor in addition to the Receivable on which such Obligor is indebted, and there can be no assurance as to the level of future total delinquencies or the severity of future net charge-offs. As a result, the delinquency and net charge-off experience of the Receivables may differ from those shown in the tables.


            THE SELLER, THE SERVICER AND NORWEST CORPORATION

     Information regarding the Seller is set forth under "The Seller" in the Prospectus and information regarding the Servicer is set forth under "The Bank" in the Prospectus. Norwest Corporation operates through subsidiaries engaged in banking and a variety of related businesses. Norwest Corporation provides retail, commercial and corporate banking services to customers through banks in 16 states and provides additional financial services to its customers through subsidiaries engaged in various businesses, principally mortgage banking, consumer finance, equipment leasing, agricultural finance, commercial finance, securities brokerage and investment banking, insurance agency services, computer and data processing services, trust services, mortgage backed securities servicing, and venture capital investment. As of March 31, 1996, Norwest Corporation had consolidated total assets of $73.9 billion, total deposits of $43.1 billion, and total stockholders' equity of $5.4 billion. Based on total assets as of March 31, 1996, Norwest Corporation was the eleventh largest commercial banking organization in the United States. [Norwest Corporation has agreed to guaranty the performance by the Seller of its repurchase obligation with respect to Receivables for which there has been an uncured breach of any representation or warranty that materially and adversely affects the interests of the Trust in such Receivables. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the Prospectus.]


                 WEIGHTED AVERAGE LIFE OF THE SECURITIES

     Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of Securities" in the Prospectus. No principal payments will be made on the Class A-2 Notes until all Class A-1 Notes have been paid in full. In addition, no principal payments on the Certificates will be made until all of the Notes have been paid in full. See "Description of the Notes--Payments of Principal" and "Description of the Certificates--Distributions of Principal Payments." As the rate of payment of principal of each class of Notes and the Certificates depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of the Notes and the final distribution in respect of the Certificates could occur significantly earlier than the respective Final Scheduled Distribution Dates. It is expected that final payment of the Notes and the final distribution in respect of the Certificates will occur on or prior to the applicable Final Scheduled Distribution Date. However, if sufficient funds are not available to pay the Notes or the Certificates in full on or prior to the applicable Final Scheduled Distribution Date, final payment of the Notes and the final distribution in respect of the Certificates could occur later than such date.

     Loan extensions, deferrals or modifications may have the effect of increasing the weighted average life of the Notes and Certificates. Consistent with its customary servicing practices and procedures, the Servicer may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of Receivables. Any such extension or modification will have the effect of extending the weighted average life of the Certificates. However, the Servicer will not be permitted to grant any such extension or modification if as a result the final scheduled payment on a Receivable would fall after the Final Scheduled Maturity Date, unless the Servicer repurchases such Receivable. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yields on their respective Securities.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     As the rate of payment of principal with respect of the Securities will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the Class A-1 or Class A-2 Final Scheduled Distribution Date, as applicable. The final distribution in respect of the Certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Notes and the Certificates will be borne exclusively by the Noteholders and the Certificateholders, respectively.

     The table captioned "Percent of Initial Note Principal Balance or
Initial Certificate Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the Receivables.
The ABS Table assumes that (a) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (b) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (c) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the 15th day of each applicable month), (d) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and
(e) the Seller or Servicer does not exercise its option to purchase the Receivables. The pool has an assumed cutoff date of the Cutoff Date. The
ABS Table indicates the projected weighted average life of each class of Notes and the Certificates and sets forth the percent of the initial principal amount of each class of Notes and the percent of the initial Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes and the Certificates.

  Percent of Initial Note Principal Balance at Various ABS Percentages

                         Class A-1 Notes            Class A-2 Notes
                      ------------------------   ------------------------
Distribution Date     0.5%   1.0%  1.2%   1.5%   0.5%  1.0%   1.2%   1.5%
- -------------------   ----   ----  ----   ----   ----  ----   ----   ----

Closing Date......

April 1996........

May 1996..........

June 1996.........

July 1996.........

August 1996.......

September 1996....

October 1996......

November 1996.....

December 1996.....

January 1997......

February 1997.....

March 1997........

April 1997........

Weighted Average Life
  (years)(1)......
_______________________

(1) The weighted average life of a Class A-1 Note or Class A-2 Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.


The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

   Percent of Initial Certificate Balance at Various ABS Percentages

                                               Certificates
                                       ----------------------------
Distribution Date                      0.5%    1.0%    1.2%    1.5%
- -----------------                      ----    ----    ----    ----

Closing Date........................

April 1996..........................

May 1996............................

June 1996...........................

July 1996...........................

August 1996.........................

September 1996......................

October 1996........................

November 1996.......................

December 1996.......................

January 1997........................

February 1997.......................

March 1997..........................

April 1997..........................

Weighted Average Life (years)(1)....
_________________________

(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution in respect of the Certificate Balance of such Certificate by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the original Certificate Balance of such Certificate.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

[SENSITIVITY OF THE CLASS ___ NOTES TO PREPAYMENTS

     [Describe method of calculating principal and interest payable on the Class ___ Notes, including setting forth notional balance for each [Distribution] [Payment] Date, if applicable. Set forth in tabular form relationship between yield to maturity of the Class ___ Notes and assumed prepayment speeds. State assumptions, including as to purchase price of the Class ___ Notes, if applicable, used in calculating the data set forth in the table.]


                          DESCRIPTION OF THE NOTES

General

     The Notes will be issued pursuant to the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Notes and the Indenture. The summary describes the material terms of the Notes and the Indenture, but it does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions
(including definitions of terms) are incorporated by reference as part of such summary. The following summary supplements the description of the general terms and provisions of the Notes of any given series and the related Indenture set forth in the Prospectus, to which description reference is hereby made. _____________________ will be the Indenture Trustee under the Indenture. The address of the Indenture Trustee at which information regarding the Trust and Notes may be obtained in _______________.

Payments of Interest

     Each class of the Notes will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest on the principal balances of the classes of the Notes will accrue at their respective per annum Interest Rates and will be payable to the Noteholders monthly on each Distribution Date, commencing ______, 199__. Interest on the outstanding principal amount of the Notes will accrue at the applicable Interest Rate for the applicable Interest Accrual Period. Interest distributions due for any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date increased by an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful). Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments on the Notes will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

     Interest payments to both classes of Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes on any Distribution Date, in which case each class of Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes.

Payments of Principal

     Principal payments will be made to the Noteholders on each Distribution Date in an amount generally equal to the Noteholders' Principal Distributable Amount. Principal payments on the Notes will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and the Noteholders' Interest Distributable Amount. See "Description of the Transfer and Servicing
Agreements--Distributions" and "--Reserve Account."

     On the Business Day immediately preceding each Distribution
Date (a "Determination Date"), the Indenture Trustee shall determine the amount in the Collection Account allocable to interest and the amount allocable to principal.

     On each Distribution Date, principal payments on the Notes will be applied in the following order of priority: (a) to the principal balance of the Class A-1 Notes until the principal balance of the Class A-1 Notes is reduced to zero; and (b) to the principal balance of the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero. The principal balance of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Final Scheduled Distribution Date and the principal balance of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of either class of Notes is paid may be earlier than the respective final scheduled Distribution Dates set forth above based on a variety of factors, including those described under "Weighted Average Life of the Securities" herein and in the Prospectus.

Optional Redemption

     On any Distribution Date after the Class A-1 Notes have been paid in full, the Class A-2 Notes will be redeemed in whole, but not in part, if the Seller or Servicer exercises its option to purchase the Receivables. The Seller or Servicer may purchase the Receivables when the Pool Balance shall have declined to 5% or less of the Original Pool Balance, as described in the Prospectus under "Description of the Transfer and Servicing Agreements--Termination". The redemption price will be equal to the unpaid principal amount of the Class A-2 Notes plus accrued and unpaid interest thereon.


                    DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will be issued pursuant to the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes certain terms of the Certificates and the Trust Agreement. The summary describes the material terms of the Certificates and the Trust Agreement, but it does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given series and the related Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

Distribution of Interest Income

     On each Distribution Date, commencing _______, 199__, the Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Certificate Rate. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the First Distribution Date) and thereafter, from the [15th] day of the month preceding the month of the Distribution Date to and including the ___ day of the month of such Distribution Date. Interest distributions due for any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date increased by an amount equal to interest on such amount at the Certificate Rate (to the extent lawful). Interest distributions with respect to the Certificates will generally be funded from the portion of the Total Distribution Amount and the funds in the Reserve Account remaining after the distribution of the Servicing Fee and the Noteholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

Distributions of Principal Payments

     Certificateholders will be entitled to distributions of principal on each Distribution Date, commencing with the Distribution Date on which the Notes are paid in full, in an amount generally equal to the Principal Distribution Amount (less on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes). Distributions with respect to principal payments will generally be funded from the portion of the Total Distribution Amount remaining after the distribution of the Servicing Fee, the Noteholders' Distributable Amount (on the Distribution Date on which the Notes are paid in full) and the Certificateholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account".

Optional Prepayment

     If the Seller or Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 5% or less of the Original Pool Balance, the Seller or Servicer may purchase all remaining Trust Property on any Distribution Date occurring in a subsequent Collection Period at a purchase price equal to the aggregate of the Purchase Amounts of the remaining Receivables (other than Defaulted Receivables), which purchases would result in a prepayment of the Certificates. The proceeds from any such purchase would first be applied to any unpaid principal amount on the Class A-2
Notes and accrued interest thereon and then to the Certificates and accrued interest thereon. See "Description of the Transfer and Servicing Agreements--Termination" in the Prospectus.


             DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

     The following summary describes certain terms of the Sale and Servicing Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. A copy of the Sale and Servicing Agreement will be filed with the Commission following the issuance of the Securities. The summary describes the material terms of the Transfer and Servicing Agreements, but it does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the Prospectus, to which description reference is hereby made.

Accounts

     Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus, as well as the Reserve Account, will be established by the Servicer and maintained in the name of the Indenture Trustee on behalf of the Noteholders and the Certificateholders. Amounts held from time to time in the Reserve Account will be held for the benefit of Noteholders and Certificateholders. Funds on deposit in the Reserve Account will be invested in Eligible Investments selected by the Seller and, if permitted by the Rating Agencies, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. All investment earnings on funds deposited in the Trust Accounts, net of losses and investment expenses, will be distributed to the Servicer and will not be treated as Collections on the Receivables or otherwise be available for Noteholders or Certificateholders. Upon any distribution to the Servicer of amounts from the Reserve Account, the Securityholders will not have any rights in, or claims to, such amounts.

     On each Deposit Date, prior to making any of the distributions described above in "Deposits to the Distribution Accounts", Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. On or before each Distribution Date, funds in the amount of the Reserve Account Transfer Amount for such Distribution Date will be withdrawn from the Reserve Account and deposited in the Collection Account.

     On each Distribution Date, the amount available in the Reserve
Account (the "Available Reserve Amount") will equal the lesser of (a) the amount on deposit in the Reserve Account (exclusive of investment earnings) and (b) the Specified Reserve Account Balance.

     On each Deposit Date, the Trustee will withdraw funds from the Reserve Account (a) to the extent required to make reimbursements of Outstanding Advances (after application of Interest Collections for that purpose) and (b) The Reserve Account Transfer Amount. Such excess may result from, among other things, Receivables becoming Defaulted Receivables or the failure by the Servicer to make any remittance required to be made under the Agreement. The aggregate amount to be withdrawn from the Reserve Account on any Deposit Date will not exceed the Available Reserve Amount with respect to the related Distribution Date. The Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before the Distribution Date with respect to which such withdrawal was made.

     "Specified Reserve Account Balance" means, for (a) any
Distribution Date prior to the Distribution Date on which the outstanding amount of the Class A-1 Notes has been paid in full, $__________ and (b) any Distribution Date on or after the Distribution Date on which the outstanding amount of the Class A-1 Notes has been paid in full the greater of (i) ____% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution Date); or (ii) ___% of the sum of the aggregate initial principal of the Notes plus the initial Certificate Balance except that, if on any Distribution Date (x) the Average Net Loss Ratio exceeds ___% or (y) the Average Delinquency Ratio for the three preceding Collection Periods exceeds ___%, then the Specified Reserve Account Balance shall be an amount equal to ___% of the sum of the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution Date). The Specified Reserve Account Balance may be reduced to a lesser amount as determined by the Seller so long as such reduction does not cause either Rating Agency to withdraw or downgrade its rating of the Certificates. The time necessary for the Reserve Account to reach and maintain the Specified Reserve Account Balance at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. Amounts on deposit in the Reserve Account will be released to the Servicer on each Distribution Date to the extent that the amount on deposit in the Reserve Account would exceed the Specified Reserve Account Balance.

           "Aggregate Net Losses" means, for any Collection
     Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted
     Receivables minus all Liquidation Proceeds collected during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

           "Average Delinquency Ratio" means, as of any Distribution Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

           "Average Net Loss Ratio" means, as of any Distribution Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

           "Delinquency Ratio" means, for any Collection
     Period, the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) which are ___ or more days delinquent as of the end of such Collection Period, determined in accordance with Servicer's customary practices, divided by (b) the Pool Balance as of the last day of such Collection Period.

           "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the Obligors any proceeds from lender's single interest insurance policies to the extent not included in collections distributable to Securityholders, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related Motor Vehicle Loan, and
     (c) the monies collected by the Servicer (from whatever source, including, but not limited to proceeds of a sale of a Financed Vehicle or deficiency balance recovered after the charge-off of the related Receivable) on such Defaulted Receivable, net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

           "Net Loss Ratio" means, for any Collection Period, an amount, expressed as a percentage, equal to (a) the Aggregate Net Losses for such Collection Period, divided by (b) the average of the Pool Balances on each of the first day of such Collection Period and the last day of such Collection Period.

           "Reserve Account Transfer Amount" means, on any
     Distribution Date, an amount equal to the lesser of (a) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Distribution Date (before giving effect to any withdrawals therefrom relating to such Distribution Date) or (b) the amount, if any, by which (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount for such Distribution Date exceeds (ii) the sum of the Available Interest and the Available Principal for such Distribution Date.

     If funds in the Reserve Account are reduced to zero, the Securityholders will bear the credit and other risks associated with ownership of the Receivables. In such a case, the amount available for distribution may be less than that described below, and the Certificateholders may experience delays or suffer losses as a result, among other things, of defaults or delinquencies by the Obligors or previous extensions made by the Servicer.

Advances

     On or prior to each Deposit Date, the Servicer will advance any Interest Shortfall with respect to the related Distribution Date by depositing the amount of such Interest Shortfall into the Collection Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable as set forth below.

     On each Distribution Date, prior to making any of the distributions set forth in "--Distributions", the Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. If it is acceptable to each Rating Agency without a reduction in the rating of the Certificates, the Outstanding Advances at the option of the Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

           "APR" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

           "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which the Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided, however, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

           "Expected Interest" means, with respect to any Distribution Date, an amount equal to the sum of (a) with respect to all Simple Interest Receivables, the product of (i) one-twelfth of the Weighted Average APR for such Receivables for the related Collection Period multiplied by
     (b) an amount equal to the aggregate Principal Balance of such Receivables as of the first day of the related Collection Period minus the sum of the Principal Balances of the Non-Advance Receivables that are Simple Interest Receivables for such Distribution Date plus (b) with respect to all Precomputed Receivables, that portion of the collections on such Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures.

           "Interest Collections" for a Distribution Date shall mean the sum of the following amounts with respect to the related Collection Period: (a) that portion of the Collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures; (b) all Liquidation Proceeds received during such Collection Period; and (c) all Purchase Amounts, to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period. "Interest Collections" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Interest Shortfall" means, with respect to any Distribution Date, the lesser of (a) the amount (if any) by which the Expected Interest for such Distribution Date exceeds the Net Interest Collections for such Distribution Date and (b) the amount (if any) by which the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount and the Certificateholders' Interest Distributable for such Distribution Date exceeds the Net Interest Collections for such Distribution Date.

           "Net Interest Collections" means, with respect to any Distribution Date, the greater of (a) zero and (b) Interest
     Collections for such Distribution Date minus the Outstanding Advances as of such Distribution Date.

           "Non-Advance Receivables" means, with respect to any Distribution Date, any Receivables which became Defaulted Receivables during the related Collection Period or which the Servicer, in its sole discretion, believes are likely to become Defaulted Receivables.

           "Outstanding Advances" means, as of any date, all Advances made by the Servicer with respect to prior Distribution Dates which have not been reimbursed.

           "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the respective Receivable under the terms thereof including interest at the APR to the end of the month of purchase.

           "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer or repurchased by the Seller pursuant to the Sale and Servicing Agreement.

           "Weighted Average APR" means, with respect to any Simple Interest Receivables or any Precomputed Receivables during any Collection Period, the weighted average of the APR of such Receivables (excluding Non-Advance Receivables), weighted based on the Principal Balance of each such Receivable as of the first day of such Collection Period.

Servicing Compensation and Payment of Expenses

     The Servicing Fee Rate shall be 1.0% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months. The Servicing Fee, with respect to any Distribution Date, will be an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate, multiplied by (b) the Pool Balance as of the first day of the preceding Collection Period. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) may be paid at the beginning of such Collection Period out of collections for such Collection Period. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

     The Servicer will also collect and retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges (the "Supplemental Servicing Fee") allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

Distributions

     Deposits to Collection Account. On or before each Distribution Date, the Servicer will cause all collections and other amounts constituting the Total Distribution Amount to be deposited into the Collection Account.

           "Available Interest" means, with respect to any Distribution Date, the excess of (a) the sum of (i) Interest
     Collections for such Distribution Date and (ii) all Advances made by Servicer with respect to such Distribution Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Distribution Date.

           "Available Principal" for a Distribution Date means the sum of the following amounts with respect to the preceding Collection
     Period: (a) that portion of all Collections received during such Collection Period and allocable to principal in accordance with Servicer's customary servicing procedures; and (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Certificate Balance" equals, initially, $___________ and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

           "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

           "Certificateholders' Interest Distributable Amount" means, for any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

           "Certificateholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the amount of interest accrued on the Certificates at the Certificate Rate during the related Interest Period (calculated on the basis of a 360-day year and twelve 30-day months).

           "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

           "Certificateholders' Principal Distributable Amount" means, for any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any payments of principal due and remaining unpaid on each Receivable owned by Issuer as of ___________ or (b) the portion of the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Distributable Amount to the Note Distribution Account. In addition, on any Distribution Date on which, after giving effect to all distributions to Servicer, the Noteholders and the Certificateholders on such Distribution Date, (i) the outstanding principal balance of the Notes is zero and (ii) the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance, Certificateholders' Principal Distributable Amount shall include an amount equal to such Certificate Balance.

           "Certificateholder's Monthly Principal Distributable Amount" means, for any Distribution Date, the Certificateholders' Percentage of the Principal Distribution Amount or, for any Distribution Date on or after the Distribution Date on which the outstanding principal balance of the Class A-2 Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Class A-2 Notes to zero, which shall be deposited into the Note Distribution Account).

           "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

           "Principal Distribution Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date, and (b) the amount of Realized Losses for the related Collection Period.

           "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.

           "Total Distribution Amount" means, for each Distribution Date, the sum of (a) the Available Interest, (b) the Available Principal and
     (c) the Reserve Account Transfer Amount, in each case in respect of such Distribution Date.

     Deposits to the Distribution Accounts. On each Distribution Date, after making the reimbursements to Servicer of Outstanding Advances, Servicer shall instruct Indenture Trustee or, in the event that the Collection Account is maintained with an institution other than Indenture Trustee, instruct and cause such institution (based on the information contained in the Servicer's Report delivered on the related Determination
Date) to make, and Indenture Trustee or such other institution shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

           (a) to Servicer, from the Total Distribution Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods;

           (b)  to the Note Distribution Account, from the Total
     Distribution Amount remaining after the application of clause (a), the Noteholders' Interest Distributable Amount;

           (c)  to Owner Trustee for deposit in the Certificate
     Distribution Account, from the Total Distribution Amount remaining after the application of clause (a) and clause (b), the Certificateholders' Interest Distributable Amount;

           (d)  to the Note Distribution Account, from the Total
     Distribution Amount remaining after the application of clauses (a) through (c), the Noteholders' Principal Distributable Amount;

           (e)  to Owner Trustee for deposit in the Certificate
     Distribution Account, from the Total Distribution Amount remaining after the application of clauses (a) through (d), the Certificateholders' Principal Distributable Amount;

           (f) to the Reserve Account until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance; and

           (g)  to Seller, any amounts remaining.

     On each Determination Date (other than the first Determination Date), the Servicer will provide the Owner Trustee and the Indenture Trustee with certain information with respect to the Collection Period related to the prior Distribution Date, including the amount of aggregate collections on the Receivables, the aggregate amount of Receivables which were written off and the aggregate Purchase Amount of Receivables to be repurchased by the Seller or to be purchased by the Servicer.

     For purposes hereof, the following terms shall have the following meanings:

           "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

           "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each class of Notes from such preceding Distribution Date through the current Distribution Date.

           "Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

           "Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date and for each class of Notes, the amount of interest accrued on such class at its respective Interest Rate during the related Interest Period (calculated on the basis of a 360-day year and twelve 30-day months).

           "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the Principal Distribution Amount.

           "Noteholders' Percentage" means 100% until the point in time at which Class A-1 Notes and Class A-2 Notes have been paid in full and zero thereafter.

           "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

           "Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled Distribution Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding amount of such class of Notes to zero.

     On each Distribution Date, all amounts on deposit in the Note Distribution Account (other than investment earnings) will be generally paid in the following order of priority:

           (a) to the applicable Noteholders, accrued and unpaid interest on the outstanding principal balance of the applicable class of Notes at the applicable Interest Rate;

           (b) the Noteholders' Principal Distributable Amount in the following order of priority:

                (i) to the Holders of the Class A-1 Notes in reduction of principal until the principal balance of the Class A-1 Notes has been reduced to zero; and

                (ii) to the Holders of the Class A-2 Notes in reduction of principal until the principal balance of the Class A-2 Notes has been reduced to zero.

     On each Distribution Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the Certificateholders in the following priority:

           (a) first, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Interest Distributable Amount; and

           (b) second, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount.

Subordination of Certificateholders

     The rights of the Certificateholders to receive distributions with respect to the Receivables generally will be subordinated to the rights of the Noteholders in the event of defaults and delinquencies on the Receivables as provided in the Sale and Servicing Agreement. The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. If on any Distribution Date the entire Noteholders' Interest Distributable Amount for such Distribution Date (after giving effect to any amounts withdrawn from the Reserve Account) is not deposited in the Note Distribution Account, the Certificateholders will not receive any distributions.

     The subordination of the Certificates and the Reserve Account are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders or Certificateholders could incur losses or a temporary shortfall in the amounts distributed to the Noteholders or the Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates.


               CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

     Information regarding certain legal aspects of the Receivables is set forth under "Certain Legal Aspects of the Receivables" in the Prospectus.


                          LEGAL INVESTMENT

     The Class A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(5) of Rule 2a-7 under the Investment Company Act of 1940, as amended.


                         ERISA CONSIDERATIONS

The Notes

     The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a
Note is consistent with its fiduciary duties under ERISA and does not result in the assets of the Trust being deemed to constitute plan assets or in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code. For additional information regarding the likely treatment of the Notes as debt under ERISA, see "ERISA Considerations" in the Prospectus.

     However, without regard to whether the Notes are treated as an equity interest for such purposes, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if an Affiliate, the Seller, the Trust, the Servicer, the Indenture Trustee or the Owner Trustee is or becomes a party in interest under ERISA or disqualified person under the Code with respect to such Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions, each of which contains several conditions which must be satisfied before the exemption applies, are: Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts, PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company separate accounts, and PTCE 84-14, regarding transactions effected by "qualified professional asset managers". By its acceptance of a Note, each Noteholder shall be deemed to have represented and warranted that its purchase and holding of the Note will not result in a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

The Certificates

     The Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e) (1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Certificates. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Certificates. For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the Prospectus.


                             UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement, the Seller has agreed to cause the Trust to sell to each of the underwriters listed below (each, an "Underwriter"), and each of the Underwriters has agreed to purchase, the principal amount of the Securities set forth opposite its name below. Under the terms and conditions of the Underwriting Agreement, each of the Underwriters is obligated to take and pay for all of the Securities if any are taken.



                   Principal Amount of   Principal Amount
                    Class A-1 Money       of Class A-2       Principal Amount
                    Market Asset-         Asset-Backed        of Asset-Backed
                    Backed Notes              Notes            Certificates
                   -------------------   ----------------    ----------------

_________________  $__________________  $_________________  $_________________
_________________   __________________   _________________   _________________
_________________   __________________   _________________   _________________
Total:             $                    $                   $
                    ==================   =================   =================


     The Seller has been advised by the Underwriters that they propose initially to offer the Securities to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of ____% per Class A-1 Note; _____% per Class A-2 Note; and _____% per Certificate. The Underwriters may allow, and such dealers may reallow, a concession not in excess of .__% of the principal amount of the Securities to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

     The Seller does not intend to apply for listing of the Notes or the Certificates on a national securities exchange, but has been advised by the Underwriters that they intend to make a market in the Notes and Certificates. The Underwriters are not obligated, however, to make a market in the Notes and the Certificates and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes or the Certificates.

     The Seller has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     In the ordinary course of their respective businesses, each Underwriter and its affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Seller.

                             LEGAL OPINIONS

     In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and other matters will be passed upon for the Trust by _________, and by Mayer, Brown & Platt, Chicago, Illinois. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

                         INDEX OF DEFINED TERMS

                                                                     Page
                                                                     -----
ABS..................................................................S-19
ABS Table............................................................S-19
Acquired Receivables..................................................S-4
Advance...............................................................S-7
Aggregate Net Losses.................................................S-25
APR..................................................................S-26
Available Reserve Amount.............................................S-24
Average Delinquency Ratio............................................S-25
Average Net Loss Ratio...............................................S-25
Basic Documents.......................................................S-11
Business Day..........................................................S-5
Certificate Balance..................................................S-28
Certificate Final Scheduled Distribution Date.........................S-7
Certificate Rate......................................................S-7
Certificateholder's Monthly Principal Distributable Amount...........S-29
Certificateholders....................................................S-6
Certificateholders' Interest Carryover Shortfall.....................S-28
Certificateholders' Interest Distributable Amount....................S-28
Certificateholders' Monthly Interest Distributable Amount............S-28
Certificateholders' Principal Carryover Shortfall....................S-29
Certificateholders' Principal Distributable Amount...................S-28
Certificates..........................................................S-1
Class A-1 Final Scheduled Distribution Date...........................S-5
Class A-1 Interest Rate...............................................S-5
Class A-1 Notes.......................................................S-1
Class A-2 Final Scheduled Distribution Date...........................S-6
Class A-2 Interest Rate...............................................S-5
Class A-2 Notes.......................................................S-1
Closing Date..........................................................S-3
Code..................................................................S-9
Collection Period.....................................................S-5
Commission............................................................S-2
Cutoff Date...........................................................S-4
Defaulted Receivable.................................................S-26
Delinquency Ratio....................................................S-25
Deposit Date......................................................S-7,S-8
Determination Date...................................................S-22
Direct Loans..........................................................S-4
Distribution Date.....................................................S-5
ERISA.................................................................S-9
Expected Interest....................................................S-26
Final Scheduled Maturity Date.........................................S-4
Financed Vehicles.....................................................S-4
Indenture.............................................................S-3
Indenture Trustee.....................................................S-3
Interest Accrual Period...............................................S-5
Interest Collections.................................................S-27
Interest Period.......................................................S-5
Interest Rates........................................................S-5
Interest Shortfall...................................................S-27
Issuer................................................................S-3
Liquidation Proceeds.................................................S-25
Motor Vehicle Loans...................................................S-4
Net Interest Collections.............................................S-27
Net Loss Ratio.......................................................S-26
Non-Advance Receivables..............................................S-27
Noteholders...........................................................S-5
Noteholders' Distributable Amount....................................S-30
Noteholders' Interest Carryover Shortfall............................S-30
Noteholders' Interest Distributable Amount...........................S-30
Noteholders' Monthly Interest Distributable Amount...................S-30
Noteholders' Monthly Principal Distributable Amount..................S-30
Noteholders' Principal Carryover Shortfall...........................S-30
Noteholders' Principal Distributable Amount..........................S-31
Notes.................................................................S-3
Original Pool Balance.................................................S-6
Originators...........................................................S-27
Outstanding Advances.................................................S-27
Owner Trustee.........................................................S-3
Payment Date..........................................................S-5
Plan.................................................................S-32
Pool Balance..........................................................S-4
Principal Balance.....................................................S-4
Prospectus............................................................S-1
Purchase Amount......................................................S-27
Purchased Receivable.................................................S-27
Rating Agencies.......................................................S-10
Realized Losses......................................................S-29
Receivables...........................................................S-1
Receivables Pool.....................................................S-14
Record Date...........................................................S-5
Reserve Account.......................................................S-8
Reserve Account Deposit...............................................S-8
Sale and Servicing Agreement..........................................S-4
Securities............................................................S-3
Securityholders.......................................................S-6
Seller................................................................S-3
Servicer..............................................................S-2
Specified Reserve Account Balance....................................S-25
Supplemental Servicing Fee...........................................S-28
Total Distribution Amount............................................S-29
Transfer and Servicing Agreements....................................S-24
Trust.................................................................S-3
Trust Agreement.......................................................S-3
Underwriter..........................................................S-33
Weighted Average APR.................................................S-27

====================================      ====================================
No dealer, salesman or other person
has been authorized to give any
information or to make any
representation not contained in this
Prospectus Supplement or the Prospectus
and, if given or made, such information
or representation must not be relied
upon as having been authorized by the
Seller or the Underwriters. This
Prospectus Supplement and the
Prospectus do not constitute an
offer of any securities other than
those to which they relate or an
offer to sell, or a solicitation of
an offer to buy, to any person in
any jurisdiction where such an offer
or solicitation would be unlawful.
Neither the delivery of this
Prospectus Supplement and the                  $________________________
Prospectus nor any sale made hereunder               (Approximate)
shall, under any circumstances,
create any implication that the
information contained herein is correct
as of any time subsequent to their
respective dates.
    ___________________________

         TABLE OF CONTENTS
                                                      NORWEST AUTO
       Prospectus Supplement                     RECEIVABLES CORPORATION
                                                        (Seller)
                                 Page
                                 -----
Reports to Securityholders....   S-2
Summary of Terms..............   S-3
Risk Factors..................   S-9
The Trust.....................   S-11
The Receivables Pool..........   S-11
The Seller, the Servicer
 and Norwest Corporation......   S-15
Weighted Average Life of the
 Securities...................   S-15
Description of the Notes......   S-17
Description of the Certificates  S-18
Description of the Transfer
 and Servicing Agreements.....   S-19
Certain Legal Aspects of the
 Receivables..................   S-26
Legal Investment..............   S-26               $__________________
ERISA Considerations..........   S-26                    Class A-1
Underwriting..................   S-27                 ___% Money Market
Legal Opinions................   S-27                 Asset Backed Notes
Index of Defined Terms........   S-28

            Prospectus
                                 Page
Available Information.........
Incorporation of Certain
  Documents by Reference......                      $_________________
Summary of Terms..............                        Class A-2 ____%
Risk Factors..................                       Asset Backed Notes
The Trusts....................
The Receivables Pools.........
Weighted Average Life of the
  Securities..................
Pool Factors and Trading
  Information.................
Use of Proceeds...............
The Seller....................
The Bank and Norwest
  Corporation.................                       $________________
Description of the Notes......                            ____%
Description of the                                Asset Backed Certificates
  Certificates................
Certain Information Regarding
   the Securities.............
Description of the Transfer
  and Servicing Agreements....
Certain Legal Aspects of the
  Receivables.................
Federal Income Tax                                  =====================
  Consequences................
Certain State Tax                                  PROSPECTUS SUPPLEMENT
  Consequences................                     ______________, 199__
ERISA Considerations..........
Plan of Distribution..........                     =====================
Notice to Canadian Residents..
Legal Opinions................
Index of Defined Terms........
Global Clearance, Settlement
  and  Documentation
  Procedures..................

Until 90 days after the date of this
Prospectus Supplement, all dealers
effecting transactions in the Securities
described in this Prospectus
Supplement, whether or not participating
in this distribution, may be required to
deliver this Prospectus Supplement and
the Prospectus. This is in addition to
the obligation of dealers to deliver
this Prospectus Supplement and the
Prospectus when acting as underwriter
and with respect to their unsold
allotments or subscriptions.
======================================    ===================================

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1996
                                                    [Owner Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 1996)

                              [$______________]

                         Norwest Auto Trust 1996 - A
             $______________ Class A-1 ____% Asset Backed Notes $______________ Class A-2 ____% Asset Backed Notes $______________ Class A-3 ____% Asset Backed Notes $______________ Class A-4 ____% Asset Backed Notes
               $______________ ____% Asset Backed Certificates

                    Norwest Auto Receivables Corporation
                                   Seller

                        Norwest Bank Minnesota, N.A.
                                  Servicer

     The Norwest Auto Trust 1996-A (the "Trust") will be governed by a
Trust Agreement, to be dated as of ____________, 1996, between Norwest Auto Receivables Corporation, as seller (the "Seller") and Wilmington Trust Company, as Owner Trustee. The Trust will issue $_____________ aggregate principal amount of Class A-1 ___% Asset Backed Notes (the "Class A-1 Notes"), $____________ aggregate principal amount of Class A-2 ___% Asset Backed Notes (the "Class A-2 Notes"), $___________ aggregate principal amount of Class A-3 Asset Backed Notes (the "Class A-3 Notes"), and $_____________ aggregate principal amount of Class A-4 Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class
A-2 Notes and the Class A-3 Notes, the "Notes") pursuant to an Indenture to be dated as of _____________, 1996, between the Trust and Chase Manhattan Bank, as Indenture Trustee. The Trust will also issue $______________ aggregate principal amount of ___% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities").
                                               (continued on following page)


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the related prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Prospective investors should consider the "Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying Prospectus (the "Prospectus").

    THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT
     BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT
       OBLIGATIONS OF OR INTERESTS IN NORWEST AUTO RECEIVABLES
        CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER
         NORWEST BANK, NORWEST CORPORATION OR ANY OF THEIR
           AFFILIATES. NEITHER THE SECURITIES NOR THE
            RECEIVABLES ARE INSURED OR GUARANTEED BY THE
            FEDERAL DEPOSIT INSURANCE CORPORATION, ANY
            OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY,
            NORWEST AUTO RECEIVABLES CORPORATION, NORWEST
            BANK MINNESOTA, N.A., ANY OTHER NORWEST BANK,
             NORWEST INVESTMENT SERVICES, INC., NORWEST
             CORPORATION OR ANY OF THEIR AFFILIATES.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR
      THE PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                  OFFENSE.


                            Price to   Underwriting  Proceeds to
                            Public(1)   Discounts   the Seller(1)(2)

     Per Class A-1 Note            %            %            %
     Per Class A-2 Note            %            %            %
     Per Class A-3 Note            %            %            %
     Per Class A-4 Note            %            %            %
     Per Certificate               %            %            %

     Total                $__________  $__________   $_________
     _________________
     [FN]
            (1) Plus accrued interest, if any, from ___________, 1996.
            (2) Before deducting expenses, estimated to be $___________.

     The Notes and Certificates are offered by the Underwriters when, as and if issued and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Notes and the Certificates will be made in book-entry form only through the Same Day Funds Settlement System of The Depository Trust Company, or through Cedel Bank, societe anonyme or the Euroclear System, on or about __________, 1996.


September __, 1996

      The assets of the Trust will include a pool of retail installment sale contracts or similar agreements (collectively, the "Receivables"), payments received thereunder on or after September 1, 1996, security interests in the motor vehicles financed thereby, rights under Dealer Agreements, deposit accounts in which collections are held, any proceeds from claims on insurance policies relating to the Financed Vehicles and the proceeds of the foregoing. The assets of the Trust will be transferred by the Seller to the Trust on or prior to the Closing Date. The Notes will be secured by the assets of the Trust pursuant to the Indenture. Certain capitalized terms used herein are defined in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus. Interest on all classes of Notes will accrue at the fixed per annum interest rates specified above. Interest on the Notes will generally be payable on the 15th day of each month (each, a "Distribution Date"), commencing October 15, 1996. Principal of the Notes will be payable on each Distribution Date to the extent described herein, except that no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full and no principal will be paid on the Class A-3 Notes until the Class A-2 Notes have been paid in full and no principal will be paid on the Class A-4 Notes until the Class A-3 Notes have been paid in full. See "Description of the Notes--Payments of Interest."

      The Certificates will represent fractional undivided interests in the Trust. Interest at the Certificate Rate will be distributed to the Certificateholders on each Distribution Date to the extent of available funds. Principal, to the extent described herein, will be distributed to the Certificateholders on each Distribution Date commencing with the Distribution Date on which the Notes were paid in full to the extent of available funds. See "Description of the Certificates--Distributions of Principal Payments." Distributions of interest and principal on the Certificates will be subordinated in priority to payments due on the Notes as described herein. See "Description of the Transfer and Servicing Agreements--Subordination of Certificateholders."

      The Class A-1 Notes will be payable in full on the __________ Distribution Date, the Class A-2 Notes will be payable in full on the ____________ Distribution Date, the Class A-3 Notes will be payable in full on the ___________ Distribution Date, and the Class A-4 Notes will be payable in full on the _____________ Distribution Date. The Final Scheduled Date with respect to the Certificates will be the _________ Distribution Date. However, payment in full of a class of Notes or of the Certificates could occur earlier or later than such dates as described herein. See "Weighted Average Life of the Securities." The Class A-4 Notes and the Certificates will be subject to prepayment in whole, but not in part, in the event Norwest Bank Minnesota, N.A., in its capacity as servicer (in such capacity, the "Servicer"), or the Seller exercises its option to purchase the Receivables on any Distribution Date when the aggregate principal balance of the Receivables has declined to 5% or less of the initial aggregate principal balance of the Receivables purchased by the Trust.

      THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPETE INFORMATION ABOUT THE OFFERING OF THE NOTES AND THE CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE NOTES OR THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. TO THE EXTENT ANY STATEMENTS IN THIS PROSPECTUS SUPPLEMENT OR SPECIFY ADDITIONAL INFORMATION WITH RESPECT TO STATEMENTS IN THE PROSPECTUS, THE STATEMENTS IN THIS PROSPECTUS SUPPLEMENT SHALL CONTROL.

      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE NOTES AND THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

      There is currently no secondary market for the Securities offered hereby. Each Underwriter expects, but is not obligated to make a market in the Notes and Certificates. There can be no assurance that a secondary market will develop or that it will provide Securityholders with liquidity of investment or that it will continue for the life of the Securities offered hereby.


                       REPORTS TO SECURITYHOLDERS

      Unless and until Definitive Notes or Definitive Certificates are issued, monthly and annual unaudited reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co., as nominee of the Depository Trust Company and registered holder of the Notes and the Certificates. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Reports to Securityholders" in the accompanying Prospectus. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Seller, as originator of the Trust, will file with the Securities and Exchange Commission (the "Commission") such periodic reports as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.

                          SUMMARY OF TERMS

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Certain capitalized terms used herein are defined elsewhere in this Prospectus Supplement on the pages indicated in the "Index of Terms" beginning at page S-13 or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.

Issuer.................     Norwest Auto Trust 1996-A (the "Trust" or the
                              "Issuer"), a Delaware business trust
                              established pursuant to a trust agreement (as amended and supplemented, the "Trust Agreement"), dated as of ________________,
                              1996 between the Seller and the Owner
                              Trustee.

Seller.................     Norwest Auto Receivables Corporation, a
                              Delaware corporation (the "Seller").  See
                              "The Seller."

Servicer...............     Norwest Bank Minnesota, N.A., a national
                              banking association (the "Bank" or in its capacity as servicer, the "Servicer").

Indenture Trustee......     Chase Manhattan Bank, as trustee under the
                              Indenture (the "Indenture Trustee").

Owner Trustee..........     Wilmington Trust Company, as trustee under the
                              Trust Agreement (the "Owner Trustee").

The Notes..............     The Trust will issue four classes of Asset
                              Backed Notes (the "Notes"), pursuant to an
                              Indenture to be dated as of _______________, 1996 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee, as follows: (a) Class A-1 __% Asset Backed Notes (the "Class A-1 Notes") in the aggregate initial principal amount of $______________; (b) Class A-2 __% Asset Backed Notes (the "Class A-2 Notes") in the aggregate initial principal amount of $_________; (c) Class A-3 __% Asset Backed Notes (the "Class A-3 Notes") in the aggregate initial principal amount of $____________; and (d) Class A-4 ___% Asset Backed Notes (the "Class A-4 Notes") in the aggregate principal amount of $___________.

                            The Notes will be secured by the assets of the
                              Trust pursuant to the Indenture.

The Certificates.......     The Trust will issue __% Asset Backed
                              Certificates (the "Certificates" and,
                              together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $________________. The Certificates will represent fractional undivided interests in the Trust and will be issued pursuant to the Trust Agreement.

The Receivables........     On or prior to __________, 1996 (the "Closing
                              Date"), the Trust will purchase a pool of retail installment sale contracts or similar agreements secured by new or used automobiles or light duty trucks (collectively, the "Receivables"), including rights to receive certain payments made with respect to such Receivables, security interests in the vehicles financed thereby (the "Financed Vehicles"), rights under Dealer Agreements, rights with respect to Eligible Deposit Accounts in which collections are held, any proceeds from claims on or rebates of premiums and other amounts relating to insurance policies and the proceeds of the foregoing. The Receivables have an aggregate principal balance of approximately $___________ as of September 1, 1996 (the
                              "Cutoff Date"), and will be purchased by the Trust from the Seller pursuant to a Sale and Servicing Agreement to be dated as of the Closing Date (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Seller and the Servicer. See "Description of the Transfer and Servicing Agreements" herein and in the Prospectus.

                            The Receivables will generally consist of
                              retail installment sale contracts or similar agreements ("Motor Vehicle Loans") between an Obligor and a Dealer. The Receivables will be transferred by Affiliates to the Seller for purposes of sale to the Trust.

                            All the Receivables provide for the allocation
                              of payments to principal and interest in accordance with the "simple interest" method. The Receivables have been selected from Motor Vehicle Loans owned by the Affiliates based on the criteria specified in the Sale and Servicing Agreement and described herein and in the Prospectus. See "The Receivables Pool" herein and "The Receivables Pools" in the Prospectus. No Receivable will have a scheduled maturity that, after giving prospective effect to any permitted extensions or deferrals, would be later than ____________ (the "Final Scheduled Maturity Date"). As of the Cutoff Date, the weighted average remaining number of scheduled payments of the Receivables was approximately _____ and the weighted average original number of scheduled payments of the Receivables was approximately ____. As of the Cutoff Date, approximately ____% of the aggregate principal balance of the Receivables represented financing of new vehicles and the remainder represented financing of used vehicles.

                            The "Pool Balance" means, at any time, the sum
                              of the outstanding Principal Balances of the Receivables. The "Principal Balance" for any Receivable, at any time, means the principal balance of such Receivable at the end of the preceding Collection Period, after giving effect to all payments received from Obligors and other amounts customarily applied by the Servicer to reduce the Principal Balance of such Receivables during such Collection Period.

Terms of the Notes

A.  Distribution Dates.     Payments of interest and principal on the Notes
                              will be made on the 15th day of each month or, if any such day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), commencing October 15, 1996. Each reference to a "Payment Date" in the Prospectus shall refer to a Distribution Date herein. Payments will be made to holders of record of the Notes (the "Noteholders") as of the day immediately preceding such Distribution Date or, if Definitive Notes are issued, as of the last day of the preceding month (a "Record Date"). A "Business Day" is a day other than a Saturday, a Sunday and that in New York City and in the city in which the corporate trust office of the Trustee is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed.

B.  Interest Rates.....     The Class A-1 Notes will bear interest at the
                              rate of __% per annum (the "Class A-1
                              Interest Rate"); the Class A-2 Notes will bear interest at the rate of __% per annum (the "Class A-2 Interest Rate"), the Class A-3 Notes will bear interest at the rate of __% per annum (the "Class A-3 Interest Rate") and the Class A-4 Notes will bear interest at the rate of ___% per annum (the "Class A-4 Interest Rate"). The Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate and the Class A-4 Interest Rate are referred to herein collectively as "Interest Rates".

C.  Interest...........     On each Distribution Date, the Indenture
                              Trustee will distribute pro rata to the
                              Noteholders of each class of Notes, accrued interest at the applicable Interest Rate on the outstanding principal amount of the Notes of each class generally to the extent of funds available following reimbursement of Outstanding Advances and payment of the Servicing Fee from the Total Distribution Amount. Interest on the outstanding principal amount of the Notes of each class will accrue at the applicable Interest Rate from and including the Closing Date (in the case of the first Distribution Date) and thereafter from and including the preceding Distribution Date to but excluding the current Distribution Date (each an "Interest Period"). With respect to any Distribution Date, interest on the Class A-1 Notes will be calculated on the basis of a 360-day year based upon the actual number of days elapsed during the related Interest Period and interest on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "Description of the Notes--Payments of Interest."

D.  Principal..........     Principal of the Notes will be payable on each
                              Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount for the calendar month (the "Collection Period") preceding such Distribution Date (in the case of the first Distribution Date, the period from and including the Cutoff Date to but excluding October 1, 1996. "Noteholders' Principal Distributable Amount" generally means, for any Distribution Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date. "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the sum of (a) that portion of all collections (other than Liquidation Proceeds) received during the related Collection Period and allocable to principal in accordance with the Servicer's customary servicing procedures, (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period, and (c) the amount of Realized Losses for the related Collection Period. "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account for such Distribution Date. "Noteholders' Percentage" means 100% until the point in time at which the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes have been paid in full and zero thereafter.

                            No principal payments will be made on the Class
                              A-2 Notes until the Class A-1 Notes have been paid in full, no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                            The outstanding principal amount of the Class
                              A-1 Notes, to the extent not previously paid, will be payable on the _____________, 199_ Distribution Date (the "Class A-1 Final Scheduled Distribution Date"); the outstanding principal amount of the Class A-2 Notes, to the extent not previously paid, will be payable on the ____________, 199_ Distribution Date (the "Class A-2 Final Scheduled Distribution Date"), the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the ____________, 199_ Distribution Date (the "Class A-3 Final Scheduled Distribution Date") and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the __________, _____ Distribution Date (the "Class A-4 Final Distribution Date").

E.  Optional Redemption     After the Class A-3 Notes have been paid in
                              full, the Class A-4 Notes will be redeemed in whole, but not in part, on any Distribution Date on which the Seller or Servicer exercises its option to purchase the Receivables, which can occur on any Distribution Date on which the Pool Balance has declined to 5% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Class A-4 Notes plus accrued and unpaid interest thereon. See "Description of the Notes--Optional Redemption." The "Original Pool Balance" will equal the aggregate principal balance of the Receivables as of the Cutoff Date.

Terms of the Certificates

A.  Distribution Dates.     Distributions with respect to the Certificates
                              will be made on each Distribution Date,
                              commencing October 15, 1996. Distributions will be made to holders of record of the Certificates (the "Certificateholders" and, together with the Noteholders, the "Securityholders") as of the related Record Date (which will be the last day of the preceding month if Definitive Certificates are issued).

B.  Certificate Rate...     ___% per annum (the "Certificate Rate").

C.  Interest...........      On each Distribution Date, the Trustee will
                              distribute pro rata to the
                              Certificateholders, accrued interest at the
                              Certificate Rate on the outstanding
                              Certificate Balance generally to the extent of funds available following reimbursement of Outstanding Advances, payment of the Servicing Fee and payment of interest and principal in respect of the Notes from the Total Distribution Amount; provided, however, that upon the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, all distributions of any amounts on the Certificates will be subordinated in priority to payment in full of principal of and accrued interest on the Notes. Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest in respect of a Distribution Date will accrue from and including the Closing Date (in the case of the first Distribution Date) and thereafter from and including the preceding Distribution Date to but excluding such Distribution Date.

D.  Principal..........     No distributions of principal on the
                              Certificates will be made until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Class A-4 Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal Distributable Amount for the Collection Period preceding such Distribution Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates. "Certificateholders' Principal
                              Distributable Amount" generally means, for any Distribution Date, the sum of the Certificateholder's Monthly Principal
                              Distributable Amount for such Distribution
                              Date and the Certificateholders' Principal
                              Carryover Shortfall as of the close of the preceding Distribution Date.
                              "Certificateholders' Monthly Principal
                              Distributable Amount" means, for any
                              Distribution Date, the Certificateholders'
                              Percentage of the sum of (a) that portion of all collections (other than Liquidation Proceeds) received during the related Collection Period and allocable to principal in accordance with the Servicer's customary servicing procedures, (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period, and (c) the amount of Realized Losses for the related Collection Period. "Certificateholders'
                              Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal
                              Carryover Shortfall from the preceding
                              Distribution Date over the amount in respect of principal that is actually deposited in the Certificate Distribution Account for such Distribution Date. "Certificateholders'
                              Percentage" at any time means 100% minus the Noteholders' Percentage at such time.

                            The outstanding principal amount, if any, of
                              the Certificates will be payable in full on the __________ __, __ Distribution Date (the "Certificate Final Scheduled Distribution Date" and, together with the Class A-1 Final Schedule Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, and the Class A-4 Final Scheduled Distribution Date, each a "Final Scheduled Distribution Date").

E.  Optional Prepayment     If the Seller or the Servicer exercises its
                              option to purchase the Receivables, which can occur after the Pool Balance declines to 5% or less of the Original Pool Balance, the Certificateholders will receive an amount in respect of the Certificates equal to the Certificate Balance together with accrued interest at the Certificate Rate, and the Certificates will be retired. See "Description of the Certificates -- Optional Prepayment."

Advances...............     On or prior to the Business Day preceding each
                              Distribution Date (the "Deposit Date"), the
                              Servicer will advance (an "Advance") in an amount equal to the lesser of (a) the excess, if any, of (i) the amount of interest that would be expected to be received on the Receivables (other than Non-Advance Receivables) during the related Collection Period over (ii)(A) the actual interest collected by the Servicer during such Collection Period minus (B) unreimbursed prior Advances and (b) the amount (if any) by which (i) the sum of (A) any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and (B) the amount of interest distributable to the Securityholders on the following Distribution Date exceeds (ii)(A) the actual interest collected by the Servicer during the related Collection Period minus (B) unreimbursed prior Advances, subject to certain limitations described below. The Servicer will be entitled to be reimbursed for outstanding Advances on the Distribution Date in the following month to the extent of interest collections for such Distribution Date and, to the extent such collections are insufficient, to the extent of funds in the Reserve Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable from the following month's collections of interest and the funds in the Reserve Account. See "Description of the Transfer and Servicing Agreements--Advances."

Reserve Account........     A reserve account (the "Reserve Account") will
                              be created with an initial deposit by the Seller of cash or certain investments having a value of at least $________ (the "Reserve Account Deposit"). In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Securityholders and the Servicer have been made will be deposited into the Reserve Account until the amount of the Reserve Account is equal to the Specified Reserve Account Balance.

                            On or prior to each Deposit Date, the Indenture
                              Trustee will withdraw funds from the Reserve
                              Account, to the extent of the funds therein,
                              (a) to the extent required to reimburse the Servicer for Outstanding Advances and (b) to the extent (i) the sum of the amounts required to be distributed to Securityholders and the Servicer on the related Distribution Date exceeds (ii) the amount on deposit in the Collection Account with respect to the preceding Collection Period. If the amount in the Reserve Account is reduced to zero, Securityholders will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles. See "Risk Factors" herein and in the Prospectus, "Description of the Transfer and Servicing Agreements--Credit and Cash Flow Enhancement;" and "Certain Legal Aspects of the Receivables" in the Prospectus.

Prepayment Considerations   The weighted average life of the Securities may
                              be reduced by full or partial prepayments on the Receivables. The Receivables are prepayable at any time. Prepayments may also result from liquidations due to default, the receipt of monthly installments earlier than the scheduled due dates for such installments, the receipt of proceeds from credit life, disability, theft or physical damage insurance, repurchases by the Seller as a result of certain uncured breached of the warranties made by it in the Sale and Servicing Agreement with respect to the Receivables, purchases by the Servicer as a result of certain uncured breaches of the covenants made by it in the Sale and Servicing Agreement with respect to the Receivables, or the Seller or Servicer exercising its optional purchase right. The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including decreases in interest rates and the fact that the Obligor may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the applicable Affiliate. No prediction can be made as to the actual prepayment rates which will be experienced on the Receivables. If prepayments were to occur after a decline in interest rates, investors seeking to reinvest their funds might be required to invest at a return lower than the applicable Interest Rate or the Certificate Rate, as the case may be. Security Owners will bear all reinvestment risk resulting from prepayment of the Receivables. See "Risk Factors--Risk of Prepayment and Possible Adverse Effect on Yield" and "Weighted Average Life of the Securities" in the Prospectus and "Weighted Average Life of the Securities" herein.

Tax Status.............     In the opinion of Mayer, Brown & Platt, for
                              federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. In the opinion of Faegre & Benson, Minnesota tax counsel to the Trust, the same characterizations would apply for Minnesota income tax purposes as for federal income tax purposes. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness, and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal, state and local income tax purposes. See "Federal Income Tax Consequences" and "Certain State Tax Consequences" in the Prospectus for additional information concerning the application of federal and state tax laws to the Trust and the Securities.

ERISA Considerations...     Subject to the considerations discussed under
                              "ERISA Considerations" herein and in the Prospectus, the Notes are eligible for purchase by employee benefit plans.

                            The Certificates may not be acquired with the
                              assets of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or with the assets of an individual retirement account. See "ERISA Considerations" herein and in the Prospectus.

Legal Investment.......     The Class A-1 Notes will be eligible securities
                              for purchase by money market funds under paragraph (a)(5) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Risk Factors...........     See "Risk Factors" herein and in the Prospectus
                              for a discussion of certain factors that potential investors should consider in determining whether to invest in the Securities.

No Listing of Securities    The Securities will not be listed on any
                              national securities exchange or automated quotation system of a registered securities association.

Rating of the Notes....     It is a condition to the issuance of the Notes
                              that the Class A-1 Notes be rated in the highest short-term rating category and that the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies (the "Rating Agencies"). There can be no assurance that a rating will not be lowered or withdrawn by a Rating Agency if circumstances so warrant. See "Risk Factors-Ratings of the Securities" herein and in the Prospectus.

Rating of the Certificates  It is a condition to the issuance of the
                              Certificates that they be rated at least "A" or its equivalent by at least two nationally recognized rating agencies. There can be no assurance that a rating will not be lowered or withdrawn by a rating agency if circumstances so warrant. See "Risk Factors--Ratings of the Securities" in the Prospectus.

                              RISK FACTORS

      In addition to the other information contained herein and in the Prospectus, prospective investors should consider carefully the following risk factors and the information contained in "Risk Factors" in the Prospectus.

Geographic Concentration

      Economic conditions in states where Obligors reside may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. As of the Cutoff Date, the mailing addresses of Obligors on Receivables representing approximately 40.65% by principal balance of the Receivables were located in Minnesota, and the mailing addresses of Obligors on Receivables representing approximately 14.15% and 13.38% by principal balance of the Receivables were located in Iowa and Nebraska, respectively. As a result, economic conditions in such states may have a disproportionate impact on the Trust. In particular, an economic downturn in one or more of such states could adversely affect the performance of the Trust as a whole (even if national economic conditions remain unchanged or improve) as Obligors in such state or states experience the effects of such a downturn and face greater difficulty in making payments on their Financed Vehicles. See "The Receivables Pool."

Subordination

      Distributions of interest and principal on the Certificates will be subordinated in priority of payment to interest and principal due on the Notes. Consequently, the Certificateholders will not receive any distributions with respect to a Collection Period until the full amount of interest on and principal of the Notes payable on such Distribution Date has been deposited in the Note Distribution Account. The Certificateholders will not receive any distributions of principal until the Distribution Date on which the Class A-4 Notes were paid in full. However, upon the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, all distributions on the Certificates will be subordinated in priority of payment to payment in full of principal of and accrued interest on the Notes.

      If an Event of Default occurs, the Indenture Trustee or the holders of a majority of the aggregate principal amount of all the Notes may declare the principal of the Notes to be immediately due and payable, and the Indenture Trustee may institute or be required to institute proceedings to collect amounts due or exercise its remedies as a secured party (including foreclosure or sale of the Receivables). In the event of a sale of Receivables by the Indenture Trustee following an Event of Default, there is no assurance that the proceeds of such sale will be equal to or greater than the aggregate outstanding principal amount of the Notes and the Certificate Balance plus accrued interest. Because neither interest nor principal is distributed to Certificateholders upon sale of the Receivables following an Event of Default and acceleration of the Notes under the Indenture until all the Notes have been paid in full, the interests of Noteholders and the Certificateholders may conflict, and the exercise by the Indenture Trustee of its right to sell the Receivables or exercise other remedies under the Indenture and applicable law may cause the Certificateholders to suffer a loss of all or part of their investment. See "Description of the Notes-The Indenture--Events of Default; Rights upon Event of Default" and "Description of the Transfer and Servicing Agreements--Insolvency Event" in the Prospectus.

      In general, the Seller may, and in certain circumstances the Certificateholders may, direct the Owner Trustee in the administration of the Trust. However, because the Trust has pledged the property of the Trust to the Indenture Trustee to secure the payment of the Notes, including in such pledge certain rights of the Trust under the Sale and Servicing Agreement, the Indenture Trustee and not the Seller or the Certificateholders has the power to direct the Trust to take certain actions in connection with the administration of the property of the Trust until the Notes have been paid in full and the lien of the Indenture has been released. In addition, the Seller and Certificateholders are not allowed to direct the Owner Trustee to take any action which conflicts with the provisions of any of the Sale and Servicing Agreement, the Trust Agreement or the Indenture (together the "Basic Documents"). The Indenture specifically prohibits the Issuer from taking any action which would impair the Indenture Trustee's security interest in the Trust and generally requires the Owner Trustee to obtain the consent of the Indenture Trustee or the holders of a majority of the aggregate principal amount of the Notes before modifying, amending, supplementing, waiving or terminating any Basic Document or any provision of any Basic Document. Therefore, until the Notes have been paid in full, the ability to direct the Trust with respect to certain actions permitted to be taken by it under the Basic Documents rests with the Indenture Trustee and the Noteholders instead of the Seller or the Certificateholders.

      If an Event of Servicing Termination were to occur, the holders of a majority of the outstanding principal amount of the Notes, the Indenture Trustee acting on behalf of the Noteholders, or the Owner Trustee and not the Seller or the Certificateholders, would have the right to terminate the Servicer as the servicer of the Receivables without consideration of the effect such termination would have on Certificateholders. In addition, the holders of not less than a majority of the outstanding principal amount of the Notes would have the right to waive certain Events of Servicing Termination, without consideration of the effect such waiver would have on Certificateholders. See "Description of the Transfer and Servicing Agreements--Events of Servicing Termination" and "--Rights upon Event of Servicing Termination" in the Prospectus.

Limited Assets

      The Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and the Reserve Account. Holders of the Notes and the Certificates must rely for repayment upon payments on the Receivables and, if and to the extent available, amounts on deposit in the Reserve Account. Similarly, although funds in the Reserve Account will be available on each Distribution Date to cover shortfalls in distributions of interest and principal on the Notes and the Certificates, amounts to be deposited in the Reserve Account are limited in amount. If the Reserve Account is exhausted, the Trust will depend solely on current distributions on the Receivables to make payments on the Notes and the Certificates.

      Amounts on deposit in the Reserve Account will be available on any Distribution Date first to cover shortfalls in reimbursement of Outstanding Advances and payment of Servicing Fees to the Servicer, then shortfalls in distributions of interest on the Notes then shortfalls in distributions of principal on the Notes. After distributions of interest and principal on the Notes have been made, the remaining amounts on deposit in the Reserve Account will be available first to cover shortfalls in distributions of interest on the Certificates and then shortfalls in distributions of principal on the Certificates. If the Reserve Account is exhausted, the Trust will depend solely on payments on the Receivables to make distributions on the Securities, and Securityholders will bear the risk of delinquency, loan losses and repossessions with respect to the Receivables. There can be no assurance that the future delinquency, loan loss and repossession experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to the portfolio of Motor Vehicle Loans serviced by the Servicer. Any amounts released from the Reserve Account to the Seller will not be available to the Securityholders. See "The Receivables Pool--Pool Composition" and "Delinquency and Net Losses" herein and "The Receivables Pools" in the Prospectus and "Description of the Transfer and Servicing Agreements--Subordination of Certificateholders" and "--Distributions" herein.

Maturity and Prepayment Considerations

      The Class A-2 Notes will not receive any principal payments until the Class A-1 Notes are paid in full, the Class A-3 Notes will not receive any principal payments until the Class A-2 Notes are paid in full and the Class A-4 Notes will not receive any principal payments until the Class A-3 Notes are paid in full. In addition, no principal payments on the Certificates will be made until the Distribution Date on which the Notes are paid in full. As the rate of payment of principal of the Notes and the Certificates depends on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of the Notes and the final distribution in respect of the Certificates could occur significantly earlier or later than the applicable Final Scheduled Distribution Date. It is expected that final payment of the Notes and the final distribution in respect of the Certificates will occur on or prior to the applicable Final Scheduled Distribution Date. However, if sufficient funds are not available to pay the Notes or the Certificates in full on or prior to the applicable Final Scheduled Distribution Date, final payment of the Notes and the final distribution in respect of the Certificates could occur later than such date. See "Weighted Average Life of the Securities" herein and in the Prospectus.

Ratings of the Securities

      It is a condition to the issuance of the Notes and of the Certificates that the Class A-1 Notes be rated in the highest short-term rating category and that the Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes be rated in the highest long-term rating category, and that the Certificates be rated at least "A" or its equivalent, by at least two nationally recognized rating agencies. A rating is not a recommendation to purchase, hold or sell Securities, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Securities address the likelihood of the payment of principal and interest on the Securities pursuant to their terms. There can be no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant.


                                THE TRUST

General

      The Issuer, Norwest Auto Trust 1996-A, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than (a) acquiring, holding and managing the Receivables and the other assets of the Trust and proceeds therefrom, (b) from time to time prior to the Closing Date, issuing indebtedness or other securities to finance its purchase of the Receivables and such other assets and, on and after the Closing Date, issuing the Notes and the Certificates to finance such assets, (c) making payments on the indebtedness and other securities and the Notes and the Certificates issued by it, and (d) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

      At the time the Notes and Certificates are issued, the Trust will be capitalized with equity in an amount equal to the Certificate Balance of $__________, excluding amounts deposited in the Reserve Account. On the Closing Date, Certificates with an original principal balance of $______________ will be issued to the Seller, and the remaining equity interest will be sold to third party investors unaffiliated with the Seller, the Servicer or their affiliates. The equity of the Trust, together with the net proceeds from the sale of the Notes, will be used by the Trust to purchase the Receivables from the Seller pursuant to the Sale and Servicing Agreement or to repayment of any related Warehouse Financing. See "Risk Factors--Seller Insolvency--Related Risks" and "The Seller" in the Prospectus.

      If the protection provided to the investment of the Securityholders by the Reserve Account is insufficient, the Trust will look only to the Obligors on the Receivables and the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables. In such event, certain factors, such as the Trust's not having first priority perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables, and thus may reduce the proceeds to be distributed to Securityholders with respect to the Securities. See "Risk Factors--Limited Assets" and "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account" and "Certain Legal Aspects of the Receivables" in the Prospectus.

      The Trust's principal offices are in Delaware, in care of Wilmington Trust Company, as Owner Trustee, at the address listed below under "--The Owner Trustee."

Capitalization of the Trust

      The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates have taken place on such date:


           Class A-1 __% Asset Backed Notes.....   $__________
           Class A-2 __% Asset Backed Notes.....    __________
           Class A-3 __% Asset Backed Notes.....    __________
           Class A-4 __% Asset Backed Notes.....    __________
           __% Asset Backed Certificates........    __________

           Total................................   $
                                                    ==========


The Owner Trustee

      Wilmington Trust Company is the Owner Trustee under the Trust Agreement. Wilmington Trust Company is a Delaware banking corporation and its principal offices where information can be obtained relating to the Trust and the Certificates are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890. The Seller and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates.


                          THE RECEIVABLES POOL

      The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased as of the Cutoff Date. The Receivables have been selected from the portfolio of each Affiliate for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pool," as well as the requirement that each Receivable (a) has an outstanding principal balance of at least $500.00, (b) as of the Cutoff Date, was not more than 30 days past due, (c) has a remaining number of scheduled payments of not more than 72, (d) has an original scheduled number of payments of not more than 72, (e) has an APR of not less than 7.0% and not more than 21.99%; and (f) is a fixed rate, Simple Interest Receivable. No selection procedures believed by the Seller to be adverse to the Securityholders were used in selecting the Receivables.

Pool Composition

      Set forth in the following tables is information concerning the composition, distribution by annual percentage rate, distribution by remaining principal, distribution by remaining number of scheduled payments, the geographic distribution and distribution by new or used motor vehicles of the Receivables as of the Cutoff Date.


                     Composition of the Receivables



Weighted Average APR...............................                9.792%
Range of APRs......................................       7.00% to 21.99%
Aggregate Principal Balance........................     $1,118,988,159.59
Number of Receivables..............................               127,371
Weighted Average of Remaining Number of Scheduled
  Payments.........................................                 41.68
Range of Remaining Number of Scheduled Payments....              13 to 72
Weighted Average Original Number of Scheduled Payments              56.07
Range of Original Number of Scheduled Payments.....              14 to 72
Average Remaining Principal Balance................             $8,785.27
Range of Remaining Principal Balances.............  $500.12 to $58,691.04
Average Original Amount Financed...................            $12,106.06
Range of Original Amounts Financed................. $950.00 to $77,796.00


        Distribution by Annual Percentage Rate of the Receivables

                    Number of          Aggregate           % of Pool
      APR Range     Receivables        Principal Balance  Balance(1)
      ---------     -----------        -----------------  -----------
    7.00 to 7.99      15,647           $  119,890,992.67     10.71
    8.00 to 8.99      28,087              257,107,457.71     22.98
    9.00 to 9.99      34,080              340,926,614.53     30.47
   10.00 to 10.99     24,265              221,863,925.87     19.83
   11.00 to 11.99     12,581              101,142,177.50      9.04
   12.00 to 12.99     7,978                53,862,268.88      4.81
   13.00 to 13.99     2,371                13,620,336.59      1.22
   14.00 to 14.99     1,213                 5,806,335.73      0.52
   15.00 to 21.99     1,149                 4,768,050.11      0.43
                    -------           ------------------    -------
   Total            127,371            $1,118,988,159.59    100.00
__________________________

(1)  Percentages may not add to 100% because of rounding.


                 Distribution  by Remaining Principal Balance
                              of the Receivables

Range of Remaining      Number of       Aggregate         % of Pool
Principal Balance      Receivables  Principal Balance    Balance(1)
- ------------------     -----------  -----------------    ----------
$  500.00 to  2,000.00      2,618   $    4,170,263.62       0.37
 2,000.01 to  4,000.00     16,625       51,918,667.78       4.64
 4,000.01 to  6,000.00     23,198      116,314,827.78      10.39
 6,000.01 to  8,000.00     22,500      157,195,384.19      14.05
 8,000.01 to 10,000.00     19,202      172,103,730.32      15.38
10,000.01 to 12,000.00     14,978      163,905,325.47      14.65
12,000.01 to 14,000.00     10,472      135,524,107.93      12.11
14,000.01 to 16,000.00      7,015      104,679,949.79       9.35
16,000.01 to 18,000.00      4,313       72,885,838.84       6.51
18,000.01 to 20,000.00      2,555       48,356,111.49       4.32
20,000.01 to 40,000.00      3,879       91,188,521.35       8.15
40,000.01 to 58,691.04         16          745,431.03       0.07
                          -------    ----------------     -------
   Total                  127,371   $1,118,988,159.59     100.00
                          =======    ================     =======
____________________

(1)  Percentages may not add to 100% because of rounding.



     Distribution by Remaining Number of Payments on the Receivables

Range of Remaining     Number of         Aggregate        % of Pool
Number of Payments    Receivables    Principal Balance   Balance(1)
- ------------------    -----------    -----------------   ----------
      12 to 23          24,414       $  101,194,184.99       9.04

      24 to 35          37,954          259,294,333.04      23.17

      36 to 47          37,996          376,294,681.17      33.63

      48 to 59          24,319          330,553,481.58      29.54

      60 to 71           2,665           51,099,455.93       4.57

      72                    23              552,022.88       0.05
                       -------        ----------------     ------
      Total            127,371       $1,118,988,159.59     100.00
                       =======        ================     ======

(1)  Percentages may not add to 100.00% because of rounding.


         Geographic Distribution of the Receivables Pool

                     Number of        Aggregate        % of Pool
       State         Receivables   Principal Balance  Balance(1)
       -----         -----------   -----------------  ----------

      Minnesota      49,037        $454,891,884.04      40.65
      Iowa           18,484         158,284,293.49      14.15
      Nebraska       17,610         149,717,073.23      13.38
      Wisconsin       9,138          81,571,999.60       7.29
      Indiana         8,974          75,821,370.76       6.78
      South Dakota    8,132          65,029,529.63       5.81
      Other          15,996         133,672,008.84      11.95
                    -------       ----------------    -------
      Total(2)      127,371      $1,118,988,159.59     100.00
                    =======       ================    =======
__________________

(1)  Percentages may not add to 100.00% because of rounding.
(2) No more than 5.0% of the Pool Balance as of the Cutoff Date was originated by Motor Vehicle Loans made to Obligors that currently reside in any state other than the states set forth above.



       Distribution of the Receivables by New/Used Motor Vehicles

                         Number of       Aggregate       % of Pool
                        Receivables  Principal Balance   Balance
                        -----------  -----------------   ---------

     New Motor Vehicles    48,168      $520,301,378.36    46.50

     Used Motor Vehicles   79,203       598,686,781.23    53.50
                          -------     ----------------   ------
     Total Receivables    127,371    $1,118,988,159.59   100.00
                          =======     ================   ======

Delinquencies and Net Losses

   Set forth below is certain information concerning the historical experience of the following [Affiliates] pertaining to Motor Vehicle Loans:

      Norwest Bank Illinois, N.A.
      Norwest Bank Indiana, N.A.
      Norwest Bank Iowa, N.A.
      Norwest Bank LaCrosse, N.A.
      Norwest Bank Minnesota North, N.A.
      Norwest Bank Minnesota South, N.A.
      Norwest Bank Minnesota Southwest, N.A.
      Norwest Bank Minnesota West, N.A.
      Norwest Bank Minnesota, N.A.
      Norwest Bank Nebraska, N.A.
      Norwest Bank North Dakota, N.A.
      Norwest Bank Ohio, N.A.
      Norwest Bank Red Wing, N.A.
      Norwest Bank South Dakota, N.A.
      Norwest Bank Wisconsin, N.A.

There can be no assurance that the delinquency and net loss experience on the Receivables of the Trust will be comparable to that set forth below.

                                               Delinquency Experience(1)

                                          At June 30,                                        At December 31,
                            ---------------------------------------- --------------------------------------------------------------
                                   1996                 1995                1995                  1994                1993
                            -------------------  -------------------  -------------------  -------------------  -------------------
                            Number     Amount    Number     Amount    Number     Amount    Number     Amount    Number     Amount
                            -------  ----------  -------  ----------  -------  ----------  -------  ----------  -------  ----------
                                                 (Dollars in Thousands)
Motor Vehicle Loans
  Outstanding...........    182,858  $1,413,553  197,451  $1,564,522  192,259  $1,503,257  260,475  $1,618,700  181,615  $1,370,814

Period of Delinquency:

  31-59 days............      2,875  $   20,445    2,440  $   17,861    3,136  $   22,838    2,725  $   18,694    2,078  $   12,892

  60-89 days............        743       5,541      623       4,627      774       5,583      670       4,655      498      52,926

  90 days or more.......        695       5,393      600       4,462      699       6,160      525       3,620      435       2,865

Total Delinquencies.....      4,313   $  31,289    3,663  $   26,950     4,609  $  33,680    3,920  $   26,968    3,012  $   18,684

Total Delinquencies as a
Percent of Motor Vehicle
Loans Outstanding........     2.36%       2.21%    1.85%       1.72%     2.40%      2.24%    1.96%       1.67%     1.66%      1.36%
____________________________

(1)  Amounts represent net principal amounts of Motor Vehicle Loans Outstanding.


                                          Historical Net Loss Experience (1)

                                     Six Months Ended June 30,        Year Ended December 31,
                                     -------------------------  ----------------------------------
                                        1996          1995         1995        1994        1993
                                     ----------   ------------  ----------  ----------  ----------
                                                         (Dollars in Thousands)

Motor Vehicle Loans
Outstanding....................      $1,413,554   $1,564,520    $1,503,257  $1,618,701  $1,370,814

Average Motor Vehicle Loans
Outstanding(2).................      $1,450,493   $1,564,520    $1,503,257  $1,618,701  $1,370,814

Average Number of Motor Vehicle
Loans Outstanding(2)...........         188,003      199,852       197,930     189,862     165,543

Gross Charge-Offs(2)...........      $    6,691   $    6,539    $   14,179  $   12,986  $   10,996

Net Losses(3)..................      $    3,700   $    2,994    $    7,504  $    5,381  $    5,043

Net Losses as a Percent of
Principal Balance
Outstanding(4).................           0.53%        0.38%         0.50%       0.33%       0.37%

Net Losses as a Percent of
Average Principal Balance
Outstanding....................           0.51%        0.38%         0.48%       0.36%       0.41%
_____________________________

(1) Percentage amounts with respect to the sixth month periods ended June 30 are annualized.
(2) Amount represents average of balances at the beginning of period and each subsequent quarter ended during such period.
(3) Gross Charge-Offs and Net Losses exclude repossession and disposition expenses.
(4) Amount represents the aggregate balance of all Motor Vehicle Loans which are determined to be uncollectible in the period, less any recoveries on Motor Vehicle Loans charged-off in the period or any prior period.

/TABLE

      Delinquencies and net losses are affected by a number of social, economic and other factors that may affect an Obligor's ability or willingness to pay, such as the amount or types of indebtedness incurred by such Obligor in addition to the Receivable on which such Obligor is indebted, and there can be no assurance as to the level of future total delinquencies or the severity of future net losses. As a result, the delinquency and net loss experience of the Receivables may differ from those shown in the tables.

Extensions and Modifications of Receivables

         For a description of the Servicer's practices with respect to the extension and modification of Receivables, see "Risk Factors--Extensions and Modifications of Receivables" in the Prospectus.


            THE SELLER, THE SERVICER AND NORWEST CORPORATION

      Information regarding the Seller is set forth under "The Seller" in the Prospectus and information regarding the Servicer is set forth under "The Bank" in the Prospectus. Norwest Corporation is a diversified financial services company incorporated under the laws of the State of Delaware and registered under the Bank Holding Company Act of 1956, as amended. Norwest Corporation owns subsidiaries engaged in banking and a variety of related businesses. Norwest Corporation provides retail, commercial and corporate banking services to customers through banks in 16 states and provides additional financial services to its customers through subsidiaries engaged in various businesses, principally mortgage banking, consumer finance, equipment leasing, agricultural finance, commercial finance, securities brokerage and investment banking, insurance agency services, computer and data processing services, trust services, mortgage backed securities servicing, and venture capital investment. As of June 30, 1996, Norwest Corporation had consolidated total assets of $77.8 billion, total deposits of $46.3 billion, and total stockholders' equity of $5.6 billion. Based on total assets as of June 30, 1996, Norwest Corporation was the twelfth largest commercial banking organization in the United States. Norwest Corporation has agreed to guaranty the performance by the Seller of its repurchase obligation with respect to Receivables for which there has been an uncured breach of any representation or warranty that materially and adversely affects the interests of the Trust in such Receivables. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" in the Prospectus.


                 WEIGHTED AVERAGE LIFE OF THE SECURITIES

      Information regarding certain maturity and prepayment considerations with respect to the Securities is set forth under "Weighted Average Life of Securities" in the Prospectus. No principal payments will be made on the Class A-2 Notes until all Class A-1 Notes have been paid in full, no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full. In addition, no principal payments on the Certificates will be made until all of the Notes have been paid in full. See "Description of the Notes--Payments of Principal" and "Description of the Certificates--Distributions of Principal Payments." As the rate of payment of principal of each class of Notes and the Certificates depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of the Notes and the final distribution in respect of the Certificates could occur significantly earlier than the respective Final Scheduled Distribution Dates. It is expected that final payment of the Notes and the final distribution in respect of the Certificates will occur on or prior to the applicable Final Scheduled Distribution Date. However, if sufficient funds are not available to pay the Notes or the Certificates in full on or prior to the applicable Final Scheduled Distribution Date, final payment of the Notes and the final distribution in respect of the Certificates could occur later than such date.

      Consistent with its customary servicing practices and procedures, the Servicer or its designee may, in its discretion and on a case-by-case basis, arrange with Obligors to extend or modify the terms of the related Receivables. In addition, the Servicer may grant extensions or modifications in situations where the Servicer believes such action is likely to maximize the amount collected, for example, an obligor who becomes unemployed and is actively seeking employment. Extensions are not granted to forestall an inevitable loss. Any such extensions or modifications which do not result in a Servicer obligation to purchase such Receivables may increase the weighted average life of the related Securities. Unless the Servicer repurchases the affected Receivable, the Servicer will not be permitted to voluntarily (i) make modifications to the Receivables that reduce the original rates of interest or the aggregate principal amount of scheduled payments on the Receivables (ii) grant any extension or modification if as a result the final scheduled payment on a Receivable would fall after the related Final Scheduled Maturity Date or
(iii) amend or otherwise modify such Receivable if such amendment or modification would result in a deemed exchange of such Receivable under
Section 1001 of the Code. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yields on their respective Securities. See "Weighted Average Life of the Securities" in the Prospectus.

      Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

      As the rate of payment of principal with respect of the Securities will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than its applicable Final Scheduled Distribution Date. The final distribution in respect of the Certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the Notes and the Certificates will be borne exclusively by the Noteholders and the Certificateholders, respectively.

      The tables captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages" (each an "ABS Table") have been prepared on the basis of the characteristics of the Receivables. Each ABS Table assumes that (a) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (b) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (c) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the 15th day of each applicable month), (d) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and (e) the Seller or Servicer does not exercise its option to purchase the Receivables. The pool has an assumed cutoff date of the Cutoff Date. Each ABS Table indicates the projected weighted average life of each class of Notes and the Certificates, as applicable, and sets forth the percent of the initial principal amount of each class of Notes and the percent of the initial Certificate Balance, as applicable, that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

      The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original number of scheduled payments and remaining number of scheduled payments as of the Cut-Off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                      Original Number    Remaining Number
           Aggregate                   of Scheduled       of Scheduled
Pool       Principal Balance   APR       Payments           Payments
- --------   -----------------  -----   ---------------    ---------------
1.......     $                  %



      The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing each ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes and the Certificates.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

   Percent of Initial Note Principal Balance at Various ABS Percentages

                       Class A-1 Notes              Class A-2 Notes
                    ------------------------  ---------------------------
Distribution Dates  0.0% 0.5% 1.0% 1.5% 2.0%  0.0% 0.5%  1.0%  1.5%  2.0%
- ------------------  ---- ---- ---- ---- ----  ---- ----  ----  ----  ----
Closing Date....

October 1996....

November 1996...

December 1996...

January 1997....

February 1997...

March 1997......

April 1997......

May 1997........

June 1997.......

July 1997.......

August 1997.....

September 1997..

Weighted Average
Life (years)(1)

                       Class A-3 Notes              Class A-4 Notes
                    ------------------------  ---------------------------
Distribution Dates  0.0% 0.5% 1.0% 1.5% 2.0%  0.0% 0.5%  1.0%  1.5%  2.0%
- ------------------  ---- ---- ---- ---- ----  ---- ----  ----  ----  ----

Closing Date....

October 1996....

November 1996...

December 1996...

January 1997....

February 1997...

March 1997......

April 1997......

May 1997........

June 1997.......

July 1997.......

August 1997.....

September 1997..

Weighted Average
Life (years)(1)
___________________________

(1) The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

     Percent of Initial Certificate Balance at Various ABS Percentages

                                                   Certificates
                                        -----------------------------------
Distribution Date                       0.0.%  0.5%    1.0%    1.5%    2.0%
- -----------------                       -----  ----    ----    ----    ----
Closing Date.........................
October 1996.........................
November 1996........................
December 1996........................
January 1997.........................
February 1997........................
March 1997...........................
April 1997...........................
May 1997.............................
June 1997............................
July 1997............................
August 1997..........................
September 1997.......................
Weighted Average Life (years)(1).....
________________________________

(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution in respect of the Certificate Balance of such Certificate by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the original Certificate Balance of such Certificate.

                        DESCRIPTION OF THE NOTES

General

      The Notes will be issued pursuant to the Indenture, a form of which has been filed as an exhibit to the Registration Statement. A copy of the Indenture will be filed with the Commission following the issuance of the Securities. The following summary describes the material terms of the Notes and the Indenture, but it does not purport to be a complete description of the Notes and the Indenture and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summary. The following summary supplements the description of the general terms and provisions of the Notes of any given series and the related Indenture set forth in the Prospectus, to which description reference is hereby made. _____________________ will be the Indenture Trustee under the Indenture. The address of the Indenture Trustee at which information regarding the Trust and Notes may be obtained is ________________.

Payments of Interest

      Each class of the Notes will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest on the principal balances of the classes of the Notes will accrue at their respective per annum Interest Rates and will be payable to the Noteholders
monthly on each Distribution Date, commencing      , 1996.  Interest on the
outstanding principal amount of the Notes will accrue at the applicable Interest Rate for the applicable Interest Period. Interest distributions due for any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date increased by an amount equal to interest on such amount at the applicable Interest Rate (to the extent lawful). With respect to any Distribution Date, interest on the Class A-1 Notes will be calculated on the basis of a 360-day year based upon the actual number of days elapsed during the related Interest Period and interest on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest payments on the Notes will generally be derived from the Total Distribution Amount remaining after the reimbursement of Outstanding Advances and payment of the Servicing Fee. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

      Interest payments to each class of Noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the Notes on any Distribution Date, in which case each class of Noteholders will receive their ratable share (based upon the aggregate amount of interest due to such class of Noteholders) of the aggregate amount available to be distributed in respect of interest on the Notes.

Payments of Principal

      Principal payments will be made to the Noteholders on each Distribution Date in an amount generally equal to the Noteholders' Principal Distributable Amount. Principal payments on the Notes will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee and the Noteholders' Interest Distributable Amount. See "Description of the Transfer and Servicing
Agreements--Distributions" and "--Reserve Account."

      On the Business Day immediately preceding each Distribution Date (a "Determination Date"), the Indenture Trustee shall determine the amount in the Collection Account allocable to interest and the amount allocable to principal.

      On each Distribution Date, principal payments on the Notes will be applied in the following order of priority: (a) to the principal balance of the Class A-1 Notes until the principal balance of the Class A-1 Notes is reduced to zero; (b) to the principal balance of the Class A-2 Notes until the principal balance of the Class A-2 Notes is reduced to zero; (c) to the principal balance of the Class A-3 Notes until the principal balance of the Class A-3 Notes is reduced to zero; and (d) to the principal balance of the Class A-4 Notes until the principal balance of the Class A-4 Notes is reduced to zero. The principal balance of the Class A-1 Notes, to the extent not previously paid, will be due on the Class A-1 Final Scheduled Distribution Date, the principal balance of the Class A-2 Notes, to the extent not previously paid, will be due on the Class A-2 Final Distribution Date, the principal balance of the Class A-3 Notes, to the extent not previously paid, will be due on the Class A-3 Final Scheduled Distribution Date and the principal amount of the Class A-4 Notes, to the extent not previously paid, will be due on the Class A-4 Final Scheduled Distribution Date. The actual date on which the aggregate outstanding principal amount of any class of Notes is paid may be earlier or later than the respective Final Scheduled Distribution Dates set forth above based on a variety of factors, including those described under "Weighted Average Life of the Securities" herein and in the Prospectus.

Optional Redemption

      If the Seller or Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 5% or less of the Original Pool Balance and all classes of Notes other than the Class A-4 Notes have been paid in full, the Class A-4 Notes will be redeemed at a price equal to the unpaid principal amount of the Class A-4 Notes plus accrued and unpaid interest thereon.

                     DESCRIPTION OF THE CERTIFICATES

General

      The Certificates will be issued pursuant to the Trust Agreement, a form of which has been filed as an exhibit to the Registration Statement.
A copy of the Trust Agreement will be filed with the Commission following the issuance of the Securities. The following summary describes the material terms of the Certificates and the Trust Agreement, but it does not purport to be a complete description of the Certificates and the Trust Agreement and is subject to, and qualified in its entirety by reference to, all the provisions of the Certificates and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the Certificates of any given series and the related Trust Agreement set forth in the Prospectus, to which description reference is hereby made.

Distribution of Interest Income

      On each Distribution Date, commencing October 15, 1996, the Certificateholders will be entitled to distributions in an amount equal to the amount of interest that would accrue on the Certificate Balance at the Certificate Rate for the applicable Interest Period. The Certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the Prospectus. Interest distributions due for any Distribution Date but not distributed on such Distribution Date will be due on the next Distribution Date increased by an amount equal to interest on such amount at the Certificate Rate (to the extent lawful). Interest distributions with respect to the Certificates will generally be funded from the portion of the Total Distribution Amount remaining after the distribution of the Servicing Fee and the Noteholders' Distributable Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

Distributions of Principal Payments

      Certificateholders will be entitled to distributions of principal on each Distribution Date, commencing with the Distribution Date on which the Notes are paid in full, in an amount generally equal to the Principal Distribution Amount (less on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes). Distributions with respect to principal payments will generally be funded from the portion of the Total Distribution Amount remaining after the distribution of the Servicing Fee, the Noteholders' Distributable Amount (on the Distribution Date on which the Notes are paid in full) and the Certificateholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Reserve Account."

Optional Prepayment

      If the Seller or Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 5% or less of the Original Pool Balance, Certificateholders will receive an amount in respect of the Certificates equal to the outstanding Certificate Balance together with accrued interest at the Certificate Rate, which distribution shall effect early retirement of the Certificates. See "Description of the Transfer and Servicing Agreements--Termination" in the Prospectus.


          DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

      The following summary describes certain terms of the Sale and Servicing Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. A copy of the Sale and Servicing Agreement will be filed with the Commission following the issuance of the Securities. The summary describes the material terms of the Transfer and Servicing Agreements, but it does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the Prospectus, to which description reference is hereby made.

Accounts

      Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the Prospectus, as well as the Reserve Account, will be established by the Servicer and maintained in the name of the Indenture Trustee on behalf of the Noteholders and the Certificateholders. Amounts held from time to time in the Reserve Account will be held for the benefit of Noteholders and Certificateholders. Funds on deposit in the Reserve Account will be invested in Eligible Investments selected by the Seller and, if permitted by the Rating Agencies, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. All net investment earnings on funds deposited in the Collection Account net of losses and investment expenses, will be treated as Interest Collections. All net investment earnings on funds deposited in the Reserve Account during any Interest Period will be included in the Available Reserve Amount for the related Distribution Date. Upon any distribution to the Servicer after such Distribution Date of amounts from the Reserve Account, the Securityholders will not have any rights in, or claims to, such amounts. All net investment earnings on funds invested in any other Trust Account will be distributed to the Servicer and will not be treated as collections on the Receivables or otherwise be available for Securityholders.

      On each Deposit Date, prior to making any of the distributions described above in "Deposits to the Distribution Accounts", Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. On or before each Distribution Date, funds in the amount of the Reserve Account Transfer Amount for such Distribution Date will be withdrawn from the Reserve Account and deposited in the Collection Account.

      On each Distribution Date, the amount available in the Reserve Account (the "Available Reserve Amount") will equal the lesser of (a) the amount on deposit in the Reserve Account (exclusive of investment earnings) and (b) the Specified Reserve Account Balance.

      On each Deposit Date, the Trustee will withdraw funds from the Reserve Account (a) to the extent required to make reimbursements of Outstanding Advances (after application of Interest Collections for that purpose) and (b) the Reserve Account Transfer Amount. Such excess may result from, among other things, Receivables becoming Defaulted Receivables or the failure by the Servicer to make any remittance required to be made under the Agreement. The aggregate amount to be withdrawn from the Reserve Account on any Deposit Date will not exceed the Available Reserve Amount with respect to the related Distribution Date. The Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before the Distribution Date with respect to which such withdrawal was made.

      "Specified Reserve Account Balance" means, for (a) any Distribution Date prior to the Distribution Date on which the outstanding amount of the Class A-1 Notes has been paid in full, $__________ and (b) any Distribution Date on or after the Distribution Date on which the outstanding amount of the Class A-1 Notes has been paid in full the greater of (i) ____% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution Date); or (ii) ___% of the sum of the aggregate initial principal of the Notes plus the initial Certificate Balance except that, if on such Distribution Date (x) the Average Net Loss Ratio exceeds ___% or (y) the Average Delinquency Ratio for the three preceding Collection Periods exceeds ___%, then the Specified Reserve Account Balance shall be an amount equal to ___% of the sum of the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding Certificate Balance on such Distribution Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Distribution Date). In any event, on any Distribution Date, the Specified Reserve Account Balance will not exceed the aggregate outstanding principal amount of the Notes plus the aggregate outstanding Certificate Balance on such Distribution Date and may be reduced to a lesser amount, as determined by the Seller, so long as such reduction does not cause either Rating Agency to withdraw or downgrade its rating of the Certificates. The time necessary for the Reserve Account to reach and maintain the Specified Reserve Account Balance at any time after the Closing Date will be affected by the delinquency, credit loss, repossession and prepayment experience of the Receivables and, therefore, cannot be accurately predicted. Amounts on deposit in the Reserve Account will be released to the Servicer on each Distribution Date to the extent that the amount on deposit in the Reserve Account would exceed the Specified Reserve Account Balance after giving effect to any withdrawal from the Reserve Account on such Distribution Date.

           "Aggregate Net Losses" means, for any Collection Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted Receivables minus all Liquidation Proceeds collected during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

           "Average Delinquency Ratio" means, as of any Distribution Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

           "Average Net Loss Ratio" means, as of any Distribution Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

           "Delinquency Ratio" means, for any Collection Period, the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) which are ___ or more days delinquent as of the end of such Collection Period, determined in accordance with Servicer's customary practices, divided by (b) the Pool Balance as of the last day of such Collection Period.

           "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable in a prior Collection Period,
      (a) insurance proceeds received by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the Obligors and any proceeds from lender's single interest insurance policies to the extent not included in collections distributable to Securityholders, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related Motor Vehicle Loan, and (c) the monies collected by the Servicer (from whatever source, including, but not limited to proceeds of a sale of a Financed Vehicle or deficiency balance recovered after the charge-off of the related Receivable) on such Defaulted Receivable, net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

           "Net Loss Ratio" means, for any Collection Period, an amount, expressed as a percentage, equal to (a) the Aggregate Net Losses for such Collection Period, divided by (b) the average of the Pool Balances on each of the first day of such Collection Period and the last day of such Collection Period.

           "Reserve Account Transfer Amount" means, on any Distribution Date, an amount equal to the lesser of (a) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Distribution Date (before giving effect to any withdrawals therefrom relating to such Distribution Date) or (b) the amount, if any, by which (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount for such Distribution Date exceeds (ii) the sum of the Available Interest and the Available Principal for such Distribution Date.

      If funds in the Reserve Account are reduced to zero, the Securityholders will bear the credit and other risks associated with ownership of the Receivables. In such a case, the amount available for distribution may be less than that described below, and the Securityholders may experience delays or suffer losses as a result, among other things, of defaults or delinquencies by the Obligors or previous extensions made by the Servicer.

Advances

      On or prior to each Deposit Date, the Servicer will advance any Interest Shortfall with respect to the related Distribution Date by depositing the amount of such Interest Shortfall into the Collection Account. The Servicer will be obligated to make such an Advance except to the extent that the Servicer reasonably determines that the Advance is unlikely to be recoverable as set forth below.

      On each Distribution Date, prior to making any of the distributions set forth in "--Distributions", the Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. If it is acceptable to each Rating Agency without a reduction in the rating of the Certificates, the Outstanding Advances at the option of the Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

           "APR" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

           "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which the Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided, however, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

           "Expected Interest" means, with respect to any Distribution Date, an amount equal to the sum of the product of (a) one-twelfth of the Weighted Average APR for the related Collection Period multiplied by (b) an amount equal to the Pool Balance as of the first day of the related Collection Period minus the sum of the Principal Balances of Non-Advance Receivables for such Distribution Date.

           "Interest Collections" for a Distribution Date shall mean the sum of the following amounts with respect to the related Collection
      Period: (a) that portion of the collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary procedures; (b) all Liquidation Proceeds received during such Collection Period; (c) all Purchase Amounts, to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period; and (d) the net investment income earned on balances held in the Collection Account during such Collection Period. "Interest Collections" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Interest Shortfall" means, with respect to any Distribution Date, the lesser of (a) the amount (if any) by which the Expected Interest for such Distribution Date exceeds the Net Interest Collections for such Distribution Date and (b) the amount (if any) by which the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount and the Certificateholders' Interest Distributable for such Distribution Date exceeds the Net Interest Collections for such Distribution Date.

           "Net Interest Collections" means, with respect to any Distribution Date, the greater of (a) zero and (b) Interest
      Collections for such Distribution Date minus the Outstanding Advances as of such Distribution Date.

           "Non-Advance Receivables" means, with respect to any Distribution Date, any Receivables which became Defaulted Receivables during the related Collection Period or which the Servicer, in its sole discretion, believes are likely to become Defaulted Receivables.

           "Outstanding Advances" means, as of any date, all Advances made by the Servicer with respect to prior Distribution Dates which have not been reimbursed.

           "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the respective Receivable under the terms thereof including interest at the APR to the end of the month of purchase.

           "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer or repurchased by the Seller pursuant to the Sale and Servicing Agreement.

           "Weighted Average APR" means, with respect to any Collection Period, the weighted average of the APR of the Receivables (excluding Non-Advance Receivables), weighted based on the Principal Balance of each such Receivable as of the first day of such Collection Period.

Servicing Compensation and Payment of Expenses

      The Servicing Fee Rate shall be 1.0% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months. The Servicing Fee, with respect to any Distribution Date, will be an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate, multiplied by (b) the Pool Balance as of the first day of the preceding Collection Period. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates) may be paid at the beginning of such Collection Period out of collections for such Collection Period. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

      The Servicer will also collect and retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges (the "Supplemental Servicing Fee") allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in the Prospectus.

Distributions

      Deposits to Collection Account. On or before each Distribution Date, the Servicer will cause all collections and other amounts constituting the Total Distribution Amount to be deposited into the Collection Account.

           "Available Interest" means, with respect to any Distribution Date, the excess of (a) the sum of (i) Interest Collections for such Distribution Date and (ii) all Advances made by Servicer with respect to such Distribution Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Distribution Date.

           "Available Principal" for a Distribution Date means the sum of the following amounts with respect to the preceding Collection
      Period: (a) that portion of all collections (other than Liquidation Proceeds) received during such Collection Period and allocable to principal in accordance with Servicer's customary servicing procedures; and (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

           "Certificate Balance" equals, initially, $          and,
      thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

           "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding Distribution Date to but excluding the current Distribution Date.

           "Certificateholders' Interest Distributable Amount" means, for any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such
      Distribution Date.

           "Certificateholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the amount of interest accrued on the Certificates at the Certificate Rate during the related Interest Period (calculated on the basis of a 360-day year and twelve 30-day months).

           "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

           "Certificateholders' Principal Distributable Amount" means, for any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any payments of principal due and remaining unpaid on each Receivable owned by Issuer as of ___________ or (b) the portion of the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Distributable Amount to the Note Distribution Account.

           "Certificateholder's Monthly Principal Distributable Amount" means, for any Distribution Date, the Certificateholders' Percentage of the Principal Distribution Amount or, for any Distribution Date on or after the Distribution Date on which the outstanding principal balance of the Class A-4 Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Distribution Date to reduce the outstanding principal balance of the Class A-4 Notes to zero, which shall be deposited into the Note Distribution Account).

           "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

           "Principal Distribution Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date, and (b) the amount of Realized Losses for the related
      Collection Period.

           "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.

           "Total Distribution Amount" means, for each Distribution Date, the sum of (a) the Available Interest, (b) the Available Principal and (c) the Reserve Account Transfer Amount, in each case in respect of such Distribution Date.

      Deposits to the Distribution Accounts. On each Distribution Date, after making the reimbursements to Servicer of Outstanding Advances, Servicer shall instruct Indenture Trustee or, in the event that the Collection Account is maintained with an institution other than Indenture Trustee, instruct and cause such institution (based on the information contained in the Servicer's Report delivered on the related Determination
Date) to make, and Indenture Trustee or such other institution shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

           (a) to Servicer, from the Total Distribution Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods;

           (b)  to the Note Distribution Account, from the Total
      Distribution Amount remaining after the application of clause (a), the Noteholders' Interest Distributable Amount;

           (c)  to the Note Distribution Account, from the Total
      Distribution Amount remaining after the application of clause (a) and clause (b), the Noteholders' Principal Distributable Amount;

           (d)  to Owner Trustee for deposit in the Certificate
      Distribution Account, from the Total Distribution Amount remaining after the application of clauses (a) through (c), the Certificateholders' Interest Distributable Amount;

           (e)  to Owner Trustee for deposit in the Certificate
      Distribution Account, from the Total Distribution Amount remaining after the application of clauses (a) through (d), the Certificateholders' Principal Distributable Amount;

           (f) to the Reserve Account until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance; and

           (g)  to Seller, any amounts remaining.

      On each Determination Date (other than the first Determination Date), the Servicer will provide the Owner Trustee and the Indenture Trustee with certain information with respect to the Collection Period related to the prior Distribution Date, including the amount of aggregate collections on the Receivables, the aggregate amount of Receivables which were written off and the aggregate Purchase Amount of Receivables to be repurchased by the Seller or to be purchased by the Servicer.

      For purposes hereof, the following terms shall have the following meanings:

           "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal
      Distributable Amount and the Noteholders' Interest Distributable
      Amount.

           "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each class of Notes from such preceding Distribution Date through the current Distribution Date.

           "Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

           "Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date and for each class of Notes, the amount of interest accrued on such class at its respective Interest Rate during the related Interest Period (calculated on the basis of a 360-day year and the actual number of days elapsed for the Class A-1 Notes and on the basis of a 360-day year and twelve 30-day months in the case of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes).

           "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the Principal Distribution Amount.

           "Noteholders' Percentage" means 100% until the point in time at which the Notes have been paid in full and zero thereafter.

           "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account for such Distribution Date.

           "Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled Distribution Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding amount of such class of Notes to zero.

      On each Distribution Date, all amounts on deposit in the Note Distribution Account (other than investment earnings) will be generally paid in the following order of priority:

           (a) to the applicable Noteholders, accrued and unpaid interest on the outstanding principal balance of the applicable class of Notes at the applicable Interest Rate;

           (b) the Noteholders' Principal Distributable Amount in the following order of priority:

                 (i) to the Holders of the Class A-1 Notes in reduction of principal until the principal balance of the Class A-1 Notes has been reduced to zero;

                 (ii) to the Holders of the Class A-2 Notes in reduction of principal until the principal balance of the Class A-2 Notes has been reduced to zero;

                 (iii) to the Holders of the Class A-3 Notes in reduction of principal until the principal balance of the Class A-3 Notes has been reduced to zero; and

                 (iv) to the Holders of the Class A-4 Notes in reduction of principal until the principal balance of the Class A-4 Notes has been reduced to zero.

      On each Distribution Date, all amounts on deposit in the Certificate Distribution Account will be distributed to the Certificateholders in the following priority:

           (a) first, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Interest Distributable Amount; and

           (b) second, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount.

Subordination of Certificateholders

      The rights of the Certificateholders to receive distributions with respect to the Receivables generally will be subordinated to the rights of the Noteholders in the event of defaults and delinquencies on the Receivables as provided in the Sale and Servicing Agreement. The protection afforded to the Noteholders through subordination will be effected both by the preferential right of the Noteholders to receive current distributions with respect to the Receivables and by the establishment of the Reserve Account. If on any Distribution Date the entire Noteholders' Distributable Amount for such Distribution Date (after giving effect to any amounts withdrawn from the Reserve Account) is not deposited in the Note Distribution Account, the Certificateholders will not receive any distributions.

      The subordination of the Certificates and the Reserve Account are intended to enhance the likelihood of receipt by Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by Certificateholders of the full amount of principal and interest due them and to decrease the likelihood that the Certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders or Certificateholders could incur losses or a temporary shortfall in the amounts distributed to the Noteholders or the Certificateholders could result, which could, in turn, increase the average life of the Notes or the Certificates.


                CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

      Information regarding certain legal aspects of the Receivables is set forth under "Certain Legal Aspects of the Receivables" in the Prospectus.


                            LEGAL INVESTMENT

      The Class A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(5) of Rule 2a-7 under the Investment Company Act of 1940, as amended.


                          ERISA CONSIDERATIONS

The Notes

      The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to ERISA or Section 4975 of the Code. A fiduciary of a Plan must determine that the purchase of a
Note is consistent with its fiduciary duties under ERISA and does not result in the assets of the Trust being deemed to constitute plan assets or in a nonexempt prohibited transaction as defined in Section 406 of ERISA or
Section 4975 of the Code. For additional information regarding the likely treatment of the Notes as debt under ERISA, see "ERISA Considerations" in the Prospectus.

      However, without regard to whether the Notes are treated as an equity interest for such purposes, the acquisition or holding of Notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if an Affiliate, the Seller, the Trust, the Servicer, the Indenture Trustee or the Owner Trustee is or becomes a party in interest under ERISA or disqualified person under the Code with respect to such Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions, each of which contains several conditions which must be satisfied before the exemption applies, are: Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts, PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company separate accounts, and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." By its acceptance of a Note, each Noteholder shall be deemed to have represented and warranted that its purchase and holding of the Note will not result in a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

The Certificates

      The Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e) (1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Certificates. By its acceptance of a Certificate, each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation. In this regard, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Certificates. For additional information regarding treatment of the Certificates under ERISA, see "ERISA Considerations" in the Prospectus.

                              UNDERWRITING

      Subject to the terms and conditions set forth in an underwriting agreement, the Seller has agreed to cause the Trust to sell to each of the underwriters listed below (each, an "Underwriter"), and each of the Underwriters has agreed to purchase, the principal amount of the Securities set forth opposite its name below. Under the terms and conditions of the Underwriting Agreement, each of the Underwriters is obligated to take and pay for all of the Securities if any are taken.


                      Principal Amount    Principal Amount    Principal Amount     Principal Amount     Principal Amount
                        of Class A-1        of Class A-2        of Class A-3         of Class A-4       of Asset-Backed
                      Asset-Backed Notes  Asset-Backed Notes  Asset-Backed Notes   Asset-Backed Notes   Certificates
- ------------------    $-------------      $-----------        $------------        $------------        $-----------
- ------------------     -------------       -----------         ------------         ------------         -----------
- ------------------     -------------       -----------         ------------         ------------         -----------
Total:                $                   $                   $                    $                    $
                       ============        ===========         ============         ============         ===========

      The Seller has been advised by the Underwriters that they propose initially to offer the Securities to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of ____% per Class A-1 Note; _____% per Class A-2 Note; _____% per Class A-3 Note; ___% per Class A-4 Note; and _____% per Certificate. The Underwriters may allow, and such dealers may reallow, a concession not in excess of .__% of the principal amount of the Securities to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

      The Seller does not intend to apply for listing of the Notes or the Certificates on a national securities exchange, but has been advised by the Underwriters that they intend to make a market in the Notes and Certificates. The Underwriters are not obligated, however, to make a market in the Notes and the Certificates and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes or the Certificates.

      The Seller has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      In the ordinary course of their respective businesses, each Underwriter and its affiliates have engaged and may in the future engage in commercial banking and investment banking transactions with the Seller.

                             LEGAL OPINIONS

      In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and other matters will be passed upon for the Trust by Mayer, Brown & Platt, Chicago, Illinois and certain Minnesota tax matters will be passed upon by Faegre & Benson, Minneapolis, Minnesota. Each of Faegre & Benson and Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

                         INDEX OF DEFINED TERMS
                                                                    Page

ABS.................................................................S-22
ABS Table...........................................................S-23
Advance..............................................................S-9
Aggregate Net Losses................................................S-29
APR.................................................................S-30
Available Interest..................................................S-31
Available Principal.................................................S-32
Available Reserve Amount............................................S-28
Average Delinquency Ratio...........................................S-29
Average Net Loss Ratio..............................................S-29
Bank.................................................................S-4
Basic Documents.....................................................S-13
Business Day.........................................................S-6
Certificate Balance.................................................S-32
Certificate Final Scheduled Distribution Date........................S-9
Certificate Rate.....................................................S-8
Certificateholder's Monthly Principal Distributable Amount..........S-32
Certificateholders...................................................S-8
Certificateholders' Interest Carryover Shortfall....................S-32
Certificateholders' Interest Distributable Amount...................S-32
Certificateholders' Monthly Interest Distributable Amount...........S-32
Certificateholders' Monthly Principal Distributable Amount...........S-9
Certificateholders' Percentage.......................................S-9
Certificateholders' Principal Carryover Shortfall...................S-32
Certificateholders' Principal Distributable Amount..................S-32
Certificates.........................................................S-4
Class A-1 Final Scheduled Distribution Date..........................S-7
Class A-1 Interest Rate..............................................S-6
Class A-1 Notes......................................................S-4
Class A-2 Final Scheduled Distribution Date..........................S-7
Class A-2 Interest Rate..............................................S-6
Class A-2 Notes......................................................S-4
Class A-3 Interest Rate..............................................S-6
Class A-3 Notes......................................................S-4
Class A-4 Final Distribution Date....................................S-8
Class A-4 Interest Rate..............................................S-6
Class A-4 Notes......................................................S-4
Closing Date.........................................................S-4
Code................................................................S-12
Collection Period....................................................S-7
Commission...........................................................S-2
Cutoff Date..........................................................S-5
Defaulted Receivable................................................S-30
Delinquency Ratio...................................................S-29
Deposit Date.........................................................S-9
Determination Date..................................................S-26
Distribution Date....................................................S-6
ERISA...............................................................S-12
Expected Interest...................................................S-30
Final Scheduled Distribution Date....................................S-9
Final Scheduled Maturity Date........................................S-5
Financed Vehicles....................................................S-5
Indenture............................................................S-4
Indenture Trustee....................................................S-4
Interest Collections................................................S-30
Interest Period......................................................S-6
Interest Rates.......................................................S-6
Interest Shortfall..................................................S-30
Issuer...............................................................S-4
Liquidation Proceeds................................................S-29
Motor Vehicle Loans..................................................S-5
Net Interest Collections............................................S-31
Net Loss Ratio......................................................S-29
Non-Advance Receivables.............................................S-31
Noteholders..........................................................S-6
Noteholders' Distributable Amount...................................S-34
Noteholders' Interest Carryover Shortfall...........................S-34
Noteholders' Interest Distributable Amount..........................S-34
Noteholders' Monthly Interest Distributable Amount..................S-34
Noteholders' Monthly Principal Distributable Amount.................S-34
Noteholders' Percentage.............................................S-34
Noteholders' Principal Carryover Shortfall..........................S-34
Noteholders' Principal Distributable Amount.........................S-34
Notes................................................................S-4
Original Pool Balance................................................S-8
Outstanding Advances................................................S-31
Owner Trustee........................................................S-4
Payment Date.........................................................S-6
Plan................................................................S-36
Pool Balance.........................................................S-5
Principal Balance....................................................S-5
Principal Distribution Amount.......................................S-33
Prospectus...........................................................S-1
Purchase Amount.....................................................S-31
Purchased Receivable................................................S-31
Rating Agencies.....................................................S-12
Realized Losses.....................................................S-33
Receivables..........................................................S-5
Receivables Pool....................................................S-16
Record Date..........................................................S-6
Reserve Account.....................................................S-10
Reserve Account Deposit.............................................S-10
Reserve Account Transfer Amount.....................................S-29
Sale and Servicing Agreement.........................................S-5
Securities...........................................................S-4
Securityholders......................................................S-8
Seller...............................................................S-4
Servicer.............................................................S-4
Specified Reserve Account Balance...................................S-28
Supplemental Servicing Fee..........................................S-31
Total Distribution Amount...........................................S-33
Transfer and Servicing Agreements...................................S-27
Trust................................................................S-4
Trust Agreement......................................................S-4
Underwriter.........................................................S-36
Weighted Average APR................................................S-31

========================================
No dealer, salesman or other person
has been authorized to give any
information or to make any represen-
tation not contained in this Prospectus
Supplement or the Prospectus and, if
given or made, such information or
representation must not be relied upon
as having been authorized by the
Seller or the Underwriters. This
Prospectus Supplement and the Prospectus
do not constitute an offer of any
securities other than those to which
they relate or an offer to sell, or a
solicitation of an offer to buy, to any
person in any jurisdiction where such
an offer or solicitation would be
unlawful. Neither the delivery of this
Prospectus Supplement and the
Prospectus nor any sale made hereunder
shall, under any circumstances,
create any implication that the
information contained herein is correct
as of any time subsequent to their
respective dates.
      ___________________________

           TABLE OF CONTENTS

         Prospectus Supplement
                                  Page
                                  ----
Reports to Securityholders..  S-2
Summary of Terms............  S-4
Risk Factors................  S-13
The Trust...................  S-15
The Receivables Pool........  S-16
The Seller, the Servicer and
  Norwest Corporation.......  S-21
Weighted Average Life of the
  Securities................  S-22
Description of the Notes....  S-25
Description of the
  Certificates..............  S-27
Description of the Transfer
  and Servicing Agreements..  S-27
Certain Legal Aspects of
the Receivables.............  S-35
Legal Investment............  S-36
ERISA Considerations........  S-36
Underwriting................  S-37
Legal Opinions..............  S-37
Index of Defined Terms......  S-38

              Prospectus
                                  Page
                                  ----
Available Information.......
Incorporation of Certain
  Documents by Reference....
Summary of Terms............
Risk Factors................
The Trusts..................
The Receivables Pools.......
Weighted Average Life of
the Securities..............
Pool Factors and Trading
  Information...............
Use of Proceeds.............
The Seller..................
The Bank and Norwest
  Corporation...............
Description of the Notes....
Description of the
  Certificates..............
Certain Information Regarding
  the Securities............
Description of the Transfer
  and Servicing Agreements..
Certain Legal Aspects of
  the Receivables...........
Federal Income Tax
  Consequences..............
Certain State Tax
  Consequences..............
ERISA Considerations........
Plan of Distribution........
Notice to Canadian
  Residents.................
Legal Opinions..............
Index of Defined Terms......
Global Clearance, Settlement
  and Documentation
  Procedures................

Until 90 days after the date of this
Prospectus Supplement, all dealers
effecting transactions in the
Securities described in this Prospectus
Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus
Supplement and the Prospectus.  This is
in addition to the obligation of
dealers to deliver this Prospectus
Supplement and the Prospectus when
acting as underwriter and with respect
to their unsold allotments or
subscriptions.

===========================================

                                            ==================================

                                                  $_________________________
                                                         (Approximate)




                                                         Norwest Auto
                                                    Receivables Corporation
                                                           (Seller)




                                                        $______________
                                                       Class A-1 ____%
                                                      Asset Backed Notes


                                                        $______________
                                                        Class A-2 ____%
                                                      Asset Backed Notes


                                                        $______________
                                                        Class A-3____%
                                                      Asset Backed Notes


                                                        $______________
                                                        Class A-4____%
                                                      Asset Backed Notes


                                                        $______________
                                                             ____%
                                                   Asset Backed Certificates





                                                     =======================
                                                     PROSPECTUS SUPPLEMENT
                                                     ______________, 199__

                                                     =======================


                                                 ==============================

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the related prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

         SUBJECT TO COMPLETION, DATED _________ __, 1996
                                                            [ALTERNATE COVER]
                                                     [Owner Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 1996)

                            [$____________________]

                          Norwest  Auto Trust 1996 - A
               $______________ Class A-1 ____% Asset Backed Notes $______________ Class A-2 ____% Asset Backed Notes $______________ Class A-3 ____% Asset Backed Notes $______________ Class A-4 ____% Asset Backed Notes
                 $______________ ____% Asset Backed Certificates

                       Norwest Auto Receivables Corporation
                                     Seller

                           Norwest Bank Minnesota, N.A.
                                     Servicer

         The Norwest Auto Trust 1996-A (the "Trust") will be governed by a Trust Agreement, to be dated as of ____________, 1996, between Norwest Auto Receivables Corporation, as seller (the "Seller") and Wilmington Trust Company, as Owner Trustee. The Trust will issue $_____________ aggregate principal amount of Class A-1 ___% Asset Backed Notes (the "Class A-1 Notes"), $____________ aggregate principal amount of Class A-2 ___% Asset Backed Notes (the "Class A-2 Notes"), $___________ aggregate principal amount of Class A-3 Asset Backed Notes (the "Class A-3 Notes"), and $_____________ aggregate principal amount of Class A-4 Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes") pursuant to an Indenture to be dated as of _____________, 1996, between the Trust and Chase Manhattan Bank, as Indenture Trustee. The Trust will also issue $______________ aggregate principal amount of ___% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities").
                                              (continued on following page)

                             ------------------

 Prospective investors should consider the "Risk Factors" set forth at page S-__ herein and at page ___ in the accompanying Prospectus (the "Prospectus").

THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL
     INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR
       INTERESTS IN NORWEST AUTO RECEIVABLES CORPORATION, NORWEST BANK
         MINNESOTA, N.A., ANY OTHER NORWEST BANK, NORWEST CORPORATION
          OR ANY OF THEIR AFFILIATES. NEITHER THE SECURITIES NOR THE
             RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL
              DEPOSIT INSURANCE CORPORATION, ANY OTHER GOVERN-
                MENTAL AGENCY OR INSTRUMENTALITY,NORWEST AUTO
                    RECEIVABLES CORPORATION, NORWEST BANK
                     MINNESOTA, N.A., ANY OTHER NORWEST
                     BANK, NORWEST INVESTMENT SERVICES,
                      INC., NORWEST CORPORATION OR ANY
                           OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY IS A
                             CRIMINAL OFFENSE.

                          Price to          Underwriting        Proceeds to
                          Public(1)           Discounts      the Seller(1)(2)
Per Class A-1 Note                   %                 %                  %
Per Class A-2 Note                   %                 %                  %
Per Class A-3 Note                   %                 %                  %
Per Class A-4 Note                   %                 %                  %
Per Certificate                      %                 %                  %
Total                    $____________      $___________      $____________

- ----------------------

(1) Plus accrued interest, if any, from ___________, 1996.
(2) Before deducting expenses, estimated to be $___________.

         This Prospectus Supplement and related Prospectus may be used by Norwest Investment Services, Inc., an affiliate of the Seller, in connection with market making transactions in the Certificates and Notes. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Certain information in this Prospectus Supplement will be updated from time to time as described in "Incorporation of Certain Documents by Reference."

                        Norwest Investment Services, Inc.

September __, 1996

                                                        [ALTERNATE PAGE]



                                   UNDERWRITING


     This Prospectus Supplement and the related Prospectus may be used by Norwest Investment Services, Inc., an affiliate of the Seller, the Servicer and the Affiliates, in connection with offers and sales relating to market making transactions in the Certificates. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Norwest Investment Services, Inc. does not have any obligation to make a market in the Notes or the Certificates, and it may discontinue any such market-making activities at any time without notice, in its sole discretion. Norwest Investment Services, Inc. is among the underwriters participating in the initial distribution of the Notes and the Certificates.


                                    LEGAL OPINION

         In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and other matters will be passed upon for the Trust by Mayer, Brown & Platt, Chicago, Illinois and certain Minnesota tax matters will be passed upon by Faegre & Benson, Minneapolis, Minnesota. Each of Faegre & Benson and Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

No dealer, salesman or other person
has been authorized to give any
information or to make any
representation not contained in this
Prospectus Supplement or the Prospectus
and, if given or made, such information
or representation must not be relied
upon as having been authorized by the
Seller or the Underwriters. This
Prospectus Supplement and the
Prospectus do not constitute an offer
of any securities other than those
to which they relate or an offer to
sell, or a solicitation of an offer to
buy, to any person in any jurisdiction
where such an offer or solicitation
would be unlawful.  Neither the
delivery of this Prospectus Supplement
and the Prospectus nor any sale made
hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

     ---------------------------

          TABLE OF CONTENTS

        Prospectus Supplement
                                                 Page
                                                 -----
Reports to Securityholders....................   S-2
Summary of Terms..............................   S-4
Risk Factors..................................   S-13
The Trust.....................................   S-15
The Receivables Pool..........................   S-16
The Seller, the Servicer and Norwest
  Corporation.................................   S-21
Weighted Average Life of the Securities.......   S-22
Description of the Notes......................   S-25
Description of the Certificates...............   S-27
Description of the Transfer and Servicing
  Agreements..................................   S-27
Certain Legal Aspects of the Receivables......   S-35
Legal Investment..............................   S-36
ERISA Considerations..........................   S-36
Underwriting..................................   S-37
Legal Opinions................................   S-37
Index of Defined Terms........................   S-38

                 Prospectus
                                                 Page
                                                 -----
Available Information.........................
Incorporation of Certain Documents
  by Reference................................
Summary of Terms..............................
Risk Factors..................................
The Trusts....................................
The Receivables Pools.........................
Weighted Average Life of the Securities.......
Pool Factors and Trading Information..........
Use of Proceeds...............................
The Seller....................................
The Bank and Norwest Corporation..............
Description of the Notes......................
Description of the Certificates...............
Certain Information Regarding the
  Securities..................................
Description of the Transfer and Servicing
  Agreements
Certain Legal Aspects of the Receivables......
Federal Income Tax Consequences...............
Certain State Tax Consequences................
ERISA Considerations..........................
Plan of Distribution..........................
Notice to Canadian Residents..................
Legal Opinions................................
Index of Defined Terms........................
Global Clearance, Settlement and
  Documentation Procedures....................

Until 90 days after the date of this  Prospectus
Supplement, all dealers effecting transactions in the Securities described in this Prospectus
Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement and the Prospectus.
This is in addition to the obligation of dealers to deliver this Prospectus
Supplement and the Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

                                              [ALTERNATE BACK COVER]

                                          $-------------------------
                                                  (Approximate)




                                                   NORWEST AUTO
                                             RECEIVABLES CORPORATION
                                                     (Seller)



                                                    $--------------
                                                   Class A-1 ____%
                                                  Asset Backed Notes


                                                    $--------------
                                                    Class A-2 ____%
                                                   Asset Backed Notes


                                                     $--------------
                                                     Class A-3____%
                                                    Asset Backed Notes


                                                     $--------------
                                                     Class A-4____%
                                                    Asset Backed Notes


                                                      $--------------
                                                           ----%
                                                  Asset Backed Certificates




                                                    =======================
                                                     PROSPECTUS SUPPLEMENT
                                                     _______________, 199__

                                                    =======================




                                          Norwest Investment Services, Inc.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS
               SUBJECT TO COMPLETION, DATED __________ __, 1996
                                                           [ALTERNATE COVER]

                               NORWEST AUTO TRUSTS
                               Asset Backed Notes
                            Asset Backed Certificates

                                  [NORWEST LOGO]

                       NORWEST AUTO RECEIVABLES CORPORATION
                                      Seller

                            NORWEST BANK MINNESOTA, N.A.
                                     Servicer


         The  Asset  Backed  Notes  (the  "Notes")  and  the  Asset  Backed
Certificates (the "Certificates" and, together with the Notes, the "Securities") described herein may be sold from time to time in one or more series, in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (a "Prospectus Supplement"). Each series of Securities, which may include one or more classes of Notes or one or more classes of Certificates (or both), will be issued by a trust to be formed on or before the issuance date for that series (each, a "Trust"). Each Trust will be formed pursuant to either a Trust Agreement to be entered into among Norwest Auto Receivables Corporation, a Delaware corporation, as seller (the "Seller"), Norwest Bank Minnesota, N.A., in its capacity as servicer (in such capacity, the "Servicer"), and the trustee specified in the related Prospectus Supplement (the "Trustee") or a Pooling and Servicing Agreement to be entered into among the Trustee, the Seller and the Servicer. If a series of Securities includes Notes, such Notes of a series will be issued and secured pursuant to an Indenture between the Trust and the indenture trustee specified in the related Prospectus Supplement (the "Indenture Trustee") and will represent indebtedness of the related Trust. The Certificates of a series will represent fractional undivided interests in the related Trust. Certain capitalized terms used in this Prospectus are defined in this Prospectus on the pages indicated in the "Index of Terms" on page [___] of this Prospectus.

         The related Prospectus Supplement will specify which class or classes of Notes, if any, and which class or classes of Certificates, if any, of the related series are being offered thereby. The property of each Trust will include a pool of promissory notes and security agreements and/or retail installment sales contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), payments received thereunder on and after the applicable Cutoff Date set forth in the related Prospectus Supplement, security interests in the vehicles financed thereby, rights under dealer agreements, rights with respect to deposit accounts in which collections are held or that serve as credit enhancement, any other credit enhancements, the proceeds of the foregoing and any proceeds from claims on insurance policies with respect to the Financed Vehicles, all as described herein and in the related Prospectus Supplement. See "The Trusts."

        Prospective  investors  should consider the "Risk Factors"
                     set forth at page [16] herein.


  ANY NOTES OF A SERIES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES OF A
    SERIES REPRESENT BENEFICIAL INTERESTS IN, THE RELATED TRUST ONLY AND DO
     NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN NORWEST AUTO RECEIVABLES
      CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER NORWEST BANK,
      NORWEST CORPORATION OR ANY OF THEIR AFFILIATES. NONE OF THE NOTES,
        NOTES, THE CERTIFICATES OR THE RECEIVABLES ARE GUARANTEED OR
         INSURED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, ANY
          OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY, NORWEST AUTO
            RECEIVABLES CORPORATION, NORWEST BANK MINNESOTA, N.A.,
              ANY OTHER NORWEST BANK, NORWEST INVESTMENT SERVICES,
                         INC., NORWEST CORPORATION OR
                           ANY OF THEIR AFFILIATES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                           IS A CRIMINAL OFFENSE.

This Prospectus may not be used to consummate sales of Securities offered hereby unless accompanied by a Prospectus Supplement.



                     Norwest Investment Services, Inc.



The date of this Prospectus is _______ __, 1996.

                                                         [ALTERNATE PAGE]


         The related Prospectus Supplement will indicate whether the Seller believes that all conditions of the Exemption other than those within the control of the investors have been met with respect to the Senior Certificates, and whether the Senior Certificates may be acquired by Benefit Plans.

         Because any Certificates issued by a Trust that are subordinate to any other class of Securities (the "Subordinate Certificates") will not be eligible for the relief afforded by the Exemption, such Subordinate Certificates may not be acquired with the assets of a Benefit Plan. Each purchaser of a Subordinate Certificate shall be deemed to represent and warrant that it is not acquiring or holding the Subordinate Certificate with the assets of a Benefit Plan.


                           PLAN OF DISTRIBUTION

         This Prospectus is to be used by Norwest Investment Services, Inc. ("NISI"), an affiliate of the Affiliates, the Servicer, the Seller and Norwest Corporation, in connection with offers and sales related to market-making transactions in the Securities in which NISI acts as principal. NISI may also act as agent in such transactions. NISI is a broker/dealer and a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Sales will be made at prices related to the prevailing prices at the time of sale. NISI is not a bank or thrift, is a subsidiary of Norwest Corporation and an entity separate from any Affiliate, and is solely responsible for its contractual obligations and commitments. The portion of the net proceeds paid to the Seller will be used to purchase the Receivables from the Affiliates.


                        NOTICE TO CANADIAN RESIDENTS

Resale Restrictions

         The distribution of the Securities in Canada is being made only on a private placement basis exempt from the requirement that each Trust prepare and file a prospectus with the securities regulatory authorities in each province where trades of the Securities are effected. Accordingly, any resale of the Securities in Canada must be made in accordance with applicable securities law which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Securities.

Representation of Purchasers

         Each purchaser of Securities in Canada who receives a purchase confirmation will be deemed to represent to the Seller, the applicable Trust and the dealer from whom such purchase confirmation is received that
(i) such purchaser is entitled under applicable provincial securities laws to purchase such Securities without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "Resale Restrictions."

Rights of Action and Enforcement

         The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by section 32 of the Regulation under the Securities Act (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                 SUBJECT TO COMPLETION, DATED __________, 199_
                                                    [Owner Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199_)
                                                           [ALTERNATE COVER]

                             [$______________]

                        Norwest Auto Trust 199_ - _
             $______________ Class A-1 ____% Asset Backed Notes
             $______________ Class A-2 ____% Asset Backed Notes
              $______________ ____% Asset Backed Certificates

                    Norwest Auto Receivables Corporation
                                   Seller

                        Norwest Bank Minnesota, N.A.
                                  Servicer

         The Norwest Auto Trust 199_-__ (the "Trust") will be governed by a Trust Agreement, to be dated as of ____________, 199_, between Norwest Auto Receivables Corporation, as seller (the "Seller") and ___________________________, as Owner Trustee. The Trust will issue $_____________ aggregate principal amount of Class A-1 ___% Money Market Asset Backed Notes (the "Class A-1 Notes"), and $____________ aggregate principal amount of Class A-2 ___% Asset Backed Notes (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Notes") pursuant to an Indenture to be dated as of _____________, 199_, between the Trust and ___________________, as Indenture Trustee. The Trust will also issue $__________________ aggregate principal amount of ___% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The assets of the Trust will include a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), payments received thereunder after _________, 199__, security interests in the motor vehicles financed thereby, rights under Dealer Agreements, certain deposit accounts in which collections are held, any proceeds from claims on insurance policies relating to the Financed Vehicles and the proceeds of the foregoing.
                                              (continued on following page)
                        ---------------------------

              Prospective investors should consider the "Risk
             Factors" set forth at page S-__ herein and at page
                  ___ in the accompanying Prospectus (the
                               "Prospectus").

 THE NOTES REPRESENT OBLIGATIONS OF, AND THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN, THE TRUST ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS
   RECEIVABLES CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER NORWEST
       BANK OR ANY OF THEIR AFFILIATES. NEITHER THE SECURITIES NOR THE
         RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
           INSURANCE CORPORATION, ANY OTHER GOVERNMENTAL AGENCY
             OR INSTRUMENTALITY OR BY NORWEST AUTO RECEIVABLES
                 CORPORATION, NORWEST BANK MINNESOTA, N.A.,
                     ANY OTHER NORWEST BANK, NORWEST
                       INVESTMENT SERVICES, INC. OR
                        OR ANY OF THEIR AFFILIATES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY IS A
                             CRIMINAL OFFENSE.

                        ---------------------------

                                            Underwriting
                         Price to           Discounts and        Proceeds to
                         Public(1)          Commissions       the Seller(1)(2)
                       ------------         -------------     ----------------
Per Class A-1 Note                  %                   %                   %
Per Class A-2 Note                  %                   %                   %
Per Certificate                     %                   %                   %
Total                   $____________       $____________       $____________

- ----------------------

(1) Plus accrued interest, if any, from ___________, 199__.
(2) Before deducting expenses, estimated to be $___________.

         This Prospectus Supplement and the related Prospectus may be used by Norwest Investment Services, Inc., an affiliate of the Seller, in connection with market making transactions in the Certificates and Notes. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Certain information in this Prospectus Supplement will be updated from time to time as described in "Incorporation of Certain Documents by Reference."

                     Norwest Investment Services, Inc.

_____________, 199__.



                                                  [ALTERNATE PAGE]
                            UNDERWRITING

     This Prospectus Supplement and the related Prospectus may be used by Norwest Investment Services, Inc., an affiliate of the Seller, the Servicer and the Affiliates, in connection with offers and sales relating to market making transactions in the Certificates. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Norwest Investment Services, Inc. does not have any obligation to make a market in the Notes or the Certificates, and it may discontinue any such market-making activities at any time without notice, in its sole discretion. Norwest Investment Services, Inc. is among the underwriters participating in the initial distribution of the Notes and the Certificates.

                               LEGAL OPINIONS

         In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Notes and the Certificates and certain federal income tax and other matters will be passed upon for the Trust by _________, and by Mayer, Brown & Platt, Chicago, Illinois. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

====================================

No dealer, salesman or other person
has been authorized to give
any information or to make any
representation not contained in this
Prospectus Supplement or the
Prospectus and, if given or made,
such information or representation
must not be relied upon as
having been authorized by the Seller
or the Underwriters. This
Prospectus Supplement and the
Prospectus do not constitute an
offer of any securities other than
those to which they relate or an
offer to sell, or a solicitation of
an offer to buy, to any person in
any jurisdiction where such an offer
or solicitation would be
unlawful. Neither the delivery of
this Prospectus Supplement and
the Prospectus nor any sale made
hereunder shall, under any
circumstances, create any implication
that the information
contained herein is correct as of any
time subsequent to their
respective dates.

     ---------------------------

          TABLE OF CONTENTS

        Prospectus Supplement
                                                Page
                                                ----
Reports to Securityholders....................   S-2
Summary of Terms..............................   S-3
Risk Factors..................................   S-9
The Trust.....................................   S-11
The Receivables Pool..........................   S-11
The Seller, the Servicer and Norwest
  Corporation.................................   S-15
Weighted Average Life of the Securities.......   S-15
Description of the Notes......................   S-17
Description of the Certificates...............   S-18
Description of the Transfer and Servicing
  Agreements..................................   S-19
Certain Legal Aspects of the Receivables......   S-26
Legal Investment..............................   S-26
ERISA Considerations..........................   S-26
Underwriting..................................   S-27
Legal Opinions................................   S-27
Index of Defined Terms........................   S-28

                 Prospectus
                                                 Page
                                                 ----
Available Information.........................
Incorporation of Certain Documents
  by Reference................................
Summary of Terms..............................
Risk Factors..................................
The Trusts....................................
The Receivables Pools.........................
Weighted Average Life of the Securities.......
Pool Factors and Trading Information..........
Use of Proceeds...............................
The Seller....................................
The Bank and Norwest Corporation..............
Description of the Notes......................
Description of the Certificates...............
Certain Information Regarding the
  Securities..................................
Description of the Transfer and Servicing
  Agreements..................................
Certain Legal Aspects of the Receivables......
Federal Income Tax Consequences...............
Certain State Tax Consequences................
ERISA Considerations..........................
Plan of Distribution..........................
Notice to Canadian Residents..................
Legal Opinions................................
Index of Defined Terms........................
Global Clearance, Settlement and
  Documentation Procedures....................

Until 90 days after the date of this  Prospectus
Supplement, all dealers effecting transactions in the Securities described in this Prospectus
Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus Supplement

====================================

                                     ====================================


                                          $-------------------------
                                                  (Approximate)




                                                   NORWEST AUTO
                                             RECEIVABLES CORPORATION
                                                     (Seller)



                                                    $--------------
                                                       Class A-1
                                                   ___% Money Market
                                                  Asset Backed Notes



                                                     $--------------
                                                           ----%
                                                  Asset Backed Certificates






                                                    =======================
                                                     PROSPECTUS SUPPLEMENT
                                                     _______________, 199__

                                                    =======================


                                            Norwest Investment Services, Inc.

                                          ====================================


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


         SUBJECT TO COMPLETION, DATED __________, 199_
                                                                   Exhibit 4.4
                                                                   -----------
                                                     [Grantor Trust Supplement]
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199_)

                             [$______________]

                        Norwest Auto Trust 199_ - _
       $______________ Class ____% Asset Backed Certificates, Class A $______________ Class ____% Asset Backed Certificates, Class B

                    Norwest Auto Receivables Corporation
                                   Seller

                        Norwest Bank Minnesota, N.A.
                                  Servicer

 ..............................................The    Norwest   Auto   Trust
199__-__ (the "Trust") will be formed pursuant to a Pooling and Servicing Agreement, to be dated as of _________, 199__, among Norwest Auto Receivables Corporation, as seller (the "Seller"), Norwest Bank Minnesota, N.A., in its capacity as servicer (in such capacity, the "Servicer"), and
___________,   as  Trustee.  The  Trust  will  issue  $_________  aggregate principal amount of ____% Asset Backed Certificates, Class A (the "Class A Certificates"), and $________ aggregate principal amount of ____% Asset Backed Certificates, Class B (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Class A Certificates will evidence in the aggregate an approximate ___% undivided ownership in the Trust and the Class B Certificates will evidence in the aggregate an approximate ___% undivided ownership interest in the Trust. The rights of the Class B Certificateholders to receive distributions with respect to the
Receivables   are   subordinated   to   the   rights   of   the   Class   A
Certificateholders to the extent described herein. See "Description of the Certificates--Distributions." The Trust property will include a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles and light duty trucks (collectively, the "Receivables"), payments received thereunder after _________, 199__, security interests in the motor vehicles financed thereby, rights under Dealer Agreements, certain deposit accounts in which collections are held, any proceeds from claims on certain insurance policies and the proceeds of the foregoing. Certain capitalized terms used in this Prospectus Supplement are defined in this Prospectus Supplement on the pages indicated in the "Index of Terms" on page ___ of this Prospectus Supplement or, to the extent not defined herein, have the meanings assigned to such terms in the Prospectus.
                                               (continued on following page)

                        ---------------------------

          Prospective investors should consider the "Risk Factors"
               set forth at page S-__ herein and at page ___
                    in the accompanying Prospectus (the
                               "Prospectus").

 THE CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND DO NOT
    REPRESENT OBLIGATIONS OF OR INTERESTS IN THE NORWEST AUTO RECEIVABLES
      CORPORATION, NORWEST BANK MINNESOTA, N.A., ANY OTHER NORWEST BANK,
        NORWEST CORPORATION OR ANY OF THEIR AFFILIATES. NEITHER THE
        CERTIFICATES NOR THE RECEIVABLES ARE INSURED OR GUARANTEED
          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, ANY OTHER
            GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY NORWEST
                AUTO RECEIVABLES CORPORATION, NORWEST BANK
                  MINNESOTA, N.A., ANY OTHER NORWEST BANK,
                   NORWEST INVESTMENT SERVICES, INC.,
                     NORWEST CORPORATION OR ANY OF
                            THEIR AFFILIATES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT
           OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                           IS A CRIMINAL OFFENSE.

                                             Underwriting
                          Price to           Discounts and       Proceeds to
                          Public(1)          Commissions       the Seller(1)(2)
                         -----------         --------------    ----------------
Per Class A Certificate             %                    %                   %
Per Class B Certificate             %                    %                   %
Total                    $____________        $____________      $____________

- --------------------------

(1) Plus accrued interest, if any, from _______, 199__.
(2) Before deducting expenses, estimated to be $_________.

         This Prospectus Supplement and the related Prospectus may be used by Norwest Investment Services, Inc., an affiliate of the Seller, in connection with market making transactions in the Certificates. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Certain information in this Prospectus Supplement will be updated from time to time as described in "Incorporation of Certain Documents by Reference."

                        Norwest Investment Services, Inc.


___________, 19__.

                                                           [ALTERNATE PAGE]


                               UNDERWRITING

         After  the  initial   distribution  of  the  Certificates  by  the
Underwriters,  this Prospectus Supplement may be used by Norwest Investment
Services,   Inc.,  an  affiliate  of  the  Seller,  the  Servicer  and  the
Affiliates, in connection with offers and sales relating to market making transactions in the Certificates. Norwest Investment Services, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale.Norwest Investment Services, Inc. does not have any obligation to make a market in
the  Notes  or  the   Certificates,   and  it  may   discontinue  any  such
market-making activities at any time without notice, in its sole discretion. Norwest Investment Services, Inc. is among the underwriters participating in the initial distribution of the Notes and the Certificates.


                                LEGAL OPINIONS

         In addition to the legal opinions described in the Prospectus, certain federal income tax and other legal matters will be passed upon for the Trust by Mayer, Brown & Platt, Chicago, Illinois. Mayer, Brown & Platt may from time to time render legal services to the Seller, the Servicer and its affiliates. Certain legal matters will be passed upon for the Underwriters by Mayer, Brown & Platt, Chicago, Illinois.

                                                         [ALTERNATE PAGE]

==========================================

No dealer, salesman or other person has
been authorized to give any information
or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Seller or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer of any securities other than those to which they relate or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to their respective dates.

        ---------------------------

             TABLE OF CONTENTS

           Prospectus Supplement
                                                Page
                                                -----
Reports to Certificateholders.................   S-2
Summary of Terms..............................   S-3
Risk Factors..................................   S-9
The Trust.....................................   S-10
The Receivables Pool..........................   S-10
The Seller, the Servicer and Norwest
  Corporation.................................   S-14
Weighted Average Life of the Certificates.....   S-14
Description of the Certificates...............   S-14
Certain Legal Aspects of the Receivables......   S-20
ERISA Considerations..........................   S-20
Underwriting..................................   S-21
Legal Opinions................................   S-21
Index of Defined Terms........................   S-22

                    Prospectus
                                                 Page
                                                 ----
Available Information.........................
Incorporation of Certain Documents
  by Reference................................
Summary of Terms..............................
Risk Factors..................................
The Trusts....................................
The Receivables Pools.........................
Weighted Average Life of the Securities.......
Pool Factors and Trading Information..........
Use of Proceeds...............................
The Seller....................................
The Bank and Norwest Corporation..............
Description of the Notes......................
Description of the Certificates...............
Certain Information Regarding the
  Securities..................................
Description of the Transfer and Servicing
  Agreements..................................
Certain Legal Aspects of the Receivables......
Federal Income Tax Consequences...............
Certain State Tax Consequences................
ERISA Considerations..........................
Plan of Distribution..........................
Notice to Canadian Residents..................
Legal Opinions................................
Index of Defined Terms........................
Global Clearance, Settlement and Tax
  Documentation Procedures....................

Until 90 days after the date of this  Prospectus
Supplement, all dealers effecting transactions in the securities described in this Prospectus
Supplement, whether or not participating in this distribution, may be required to deliver this Prospectus
Supplement and the Prospectus.  This is
in  addition  to the  obligation  of
dealers to  deliver  this  Prospectus
Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================

                              ================================================


                                          $-------------------------
                                                 (Approximate)




                                                  NORWEST AUTO
                                            RECEIVABLES CORPORATION
                                                    (Seller)



                                                  $_____________
                                                  __% Asset Backed
                                                    Certificates
                                                       Class A



                                                  $_____________
                                                  __% Asset Backed
                                                    Certificates
                                                       Class B




                                                =======================
                                                 PROSPECTUS SUPPLEMENT
                                                 _______________, 199__

                                                =======================



                                            Norwest Investment Services, Inc.




                                 =============================================

PART II
                 INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

      Registration Fee......................................   $1,084,490
      "Blue Sky" Registration Fees..........................        5,000
      Printing and Engraving Expenses.......................       60,000
      Trustee Fees and Expenses.............................       75,000
      Legal Fees and Expenses...............................      225,000
      Accountants' Fees and Expenses........................       60,000
      Rating Agencies' Fees.................................      300,000
      Miscellaneous.........................................       50,000

                      Total.................................  $ 1,809,490
                                                                =========


ITEM 15.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of Delaware provides as follows:

           145. Indemnification of officers, directors, employees and agents; insurance

                 (a) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                 (b) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                 (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                 (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections
           (a) and (b) of this section.  Such determination shall be made
           (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or
           (3) by the stockholders.

                 (e) Expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

                 (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

                 (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

                 (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                 (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

                 (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

      Article XI of the By-Laws of Norwest Auto Receivables Corporation (referred to as the "Company" therein) provides as follows:


           Section 1. Coverage. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she is or was a director, officer or agent of the Company (which term shall include any predecessor corporation of the Company) or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plan ("indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this
      Article XI with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article XI shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made in advance of the final disposition of a proceeding only upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article XI or otherwise. Expenses incurred by agents in defending in any action, suit or proceeding, whether civil, criminal, administrative or investigative may be paid by the Company upon such terms and conditions, if any, as the Board of Directors deems appropriate.

           Section 2. Claims. If a claim under Section 1 of this Article XI is not paid in full by the Company within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be thirty (30) days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover payments by the Company or expenses incurred by an indemnitee in defending in his or her capacity as a director or officer, a proceeding in advance of its final disposition, the indemnitee shall be entitled to be paid also for the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) or by the Company to recover payments by the Company of expenses incurred by an indemnitee in defending, in his or her capacity as a director or officer, a proceeding in advance of its final disposition, the burden of proving that the indemnitee is not entitled to be indemnified under this Article XI or otherwise shall be on the Company. Neither the failure of the Company (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including the Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall be a presumption that the indemnitee has not met the applicable standard of conduct, or in the case of such an action brought by the indemnitee, be a defense to the action.

           Section 3. Rights Not Exclusive. The rights conferred on any person by Sections 1 and 2 of this Article XI shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, the Certificate of Incorporation of the Company, these By-laws, any agreement, a vote of stockholders or disinterested directors or otherwise.

           Section 4. Employees. Persons who are not included as indemnitees under Section 1 of this Article XI but are employees of the Company or any subsidiary may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

     The Company also maintains insurance coverage relating to certain liabilities of directors and officers.


ITEM 16.   EXHIBITS AND FINANCIAL STATEMENTS

      (a) All financial statements, schedules and historical financial information have been omitted as they are not applicable.

      1.1  Form of Underwriting Agreement.***
      3.1 Restated Certificate of Incorporation of Norwest Auto Receivables Corporation***
      3.2  By-Laws of Norwest Auto Receivables Corporation***
      3.3 Form of Certificate of Trust for Norwest Auto Trusts (included in Exhibit 4.2).**
      4.1 Form of Indenture between the Trust and the Indenture Trustee (including forms of Notes). **
      4.2 Form of Trust Agreement between the Registrant and the Trustee (including forms of Certificates).**
      4.3 Form of Pooling and Servicing Agreement, among the Registrant, the Servicer and the Trustee (including forms of Certificates).**
      4.4  Form of Prospectus Supplement (for Trusts that do not issue
           Notes).*
      4.5  Form of Prospectus Supplement (for Trusts that do issue
           Notes).*
      5.1  Opinion of Mayer, Brown & Platt with respect to legality.**
      8.1 Opinion of Mayer, Brown & Platt with respect to federal tax matters**
      23.1 Consent of Mayer, Brown & Platt (included in its opinions filed as Exhibits 5.1 and 8.1).**
      24.1 Powers of Attorney (included in the signature page).*
      25.1 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chase Manhattan Bank.***
      99.1 Form of Sale and Servicing Agreement among the Registrant, the Servicer and the Trust.**
      99.2 Form of Administration Agreement among the Seller, the Servicer and the Indenture Trustee**

_____________________________
*     Previously filed.
**    Filed herewith.
***   To be filed by amendment.

ITEM 17.   UNDERTAKINGS

      (a)  As to Rule 415:

      The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

           (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

           (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the understandings set forth in clauses (i) and
(ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

           (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           (4) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

      (b) As to documents subsequently filed that are incorporated by reference:

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c)  As to Equity Offerings of Nonreporting Registrants:

      The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      (d)  As to indemnification:

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

      (e) As to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

      The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the ____ day of September, 1996.





                            By:    /s/ William H. Queenan
                                 -------------------------
                                 William H. Queenan
                                 President




Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                   Date
- ----------                       ------                  -----

 /s/ William H. Queenan          President               September __, 1996
William H. Queenan               (principal executive
                                 officer) and Director




/s/ John T. Thornton             Treasurer               September __, 1996
John T. Thornton                 (principal financial
                                 and accounting officer)
                                 and Director

                              EXHIBIT INDEX


Exhibit                                                    Sequential
 No.        Description of Exhibit                        Page Number
- -------     -----------------------                       -----------
 1.1  Form of Underwriting Agreement.***
 3.1  Restated Certificate of Incorporation of
      Norwest Auto Receivables Corporation.***
 3.2  By-Laws of Norwest Auto Receivables Corporation.***
 3.3  Form of Certificate of Trust for Norwest Auto
      Trusts (included in Exhibit 4.2).**
 4.1  Form of Indenture between the Trust and the
      Indenture Trustee (including forms of Notes).**
 4.2  Form of Trust Agreement between the Registrant
      and the Trustee (including forms of Certificates).**
 4.3  Form of Pooling and Servicing Agreement, among
      the Registrant, the Servicer and the Trustee
      (including forms of Certificates).**
 4.4  Form of Prospectus Supplement (for Trusts that
      do not issue Notes).*
 4.5  Form of Prospectus Supplement (for Trusts that
      do issue Notes).*
 5.1  Opinion of Mayer, Brown & Platt with respect
      to legality.**
 8.1  Opinion of Mayer, Brown & Platt with respect to
      federal tax matters**
23.1  Consent of Mayer, Brown & Platt (included in its
      opinions filed as Exhibits 5.1 and 8.1).**
24.1  Powers of Attorney (included in the signature page).*
25.1  Form of T-1 Statement of Eligibility under the Trust
      Indenture Act of 1939 of Chase Manhattan Bank.***
99.1  Form of Sale and Servicing Agreement among the
      Registrant, the Servicer and the Trust.**
99.2  Form of Administration Agreement among the Seller,
      the Servicer and the Indenture Trustee**

___________________
*     Previously filed.
**    Filed herewith.
***   To be filed by amendment.